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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-01743

The Alger Funds II
(Exact name of registrant as specified in charter)

360 Park Avenue South New York, New York 10010
(Address of principal executive offices) (Zip code)

Mr. Hal Liebes

Fred Alger Management, Inc.

360 Park Avenue South

New York, New York 10010
(Name and address of agent for service)

Registrant's telephone number, including area code: 212-806-8800

Date of fiscal year end: October 31

Date of reporting period: October 31, 2016

ITEM 1. REPORTS TO STOCKHOLDERS.

ALGER

# THE ALGER FUNDS II

## ANNUAL REPORT

**OCTOBER 31, 2016**

Table of Contents

The Alger Funds II

Shareholders’ Letter (Unaudited)	1
Fund Highlights (Unaudited)	13
Portfolio Summary (Unaudited)	23
Schedules of Investments	24
Statements of Assets and Liabilities	54
Statements of Operations	60
Statements of Changes in Net Assets	63
Financial Highlights	68
Notes to Financial Statements	89
Report of Independent Registered Public Accounting Firm	122
Additional Information (Unaudited)	123

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Shareholders' Letter (Unaudited) October 31, 2016

Dear Shareholders,

Dangers of Bond-Like Equities Materialize
In our last shareholder letter, we discussed the risks of investors stampeding into bond-like equities, with the trend being particularly strong in the U.S. In that letter, we noted that bond-like equities had outperformed the overall S&P 500 Index but urged investors to avoid joining the stampede because the category of equities is highly vulnerable to rising interest rates and other risks. Due to the strong results of bond-like stocks in the months leading up to July, U.S. equities as measured by the S&P 500 generated a 4.51% return for the one-
year reporting period ended October 31, 2016, but the inherent risks that we had identified started to surface in a spectacular fashion.

During the first eight months of the reporting period, the bond-like Telecommunications sector within the S&P 500 led with a 25.4% return. With a massive reversal, it became the worst performing sector with a -11.7% return for the last four months of the reporting period. Utilities and Consumer Staples, which were the second- and third-best performing sectors during the first eight months of the reporting period with double-digit gains, were the fourth- and fifth-worst performers with negative returns during the final four months of the reporting period. Growth sectors, meanwhile, led with Information Technology generating a 12.8% return during the last four months of the reporting period.

Equities Advance
The strong market leadership of bond-like stocks early in the reporting period created challenging conditions for firms such as Alger that invest in companies with attractive fundamentals and strong potential for generating earnings growth. Despite those challenges, we continued with our more than 50-year tradition of employing extensive bottom-up research to identify and invest in well managed companies with strong fundamentals, including the potential for generating earnings growth. Since our founding in 1964, we have believed that those types of companies offer the greatest potential for creating wealth for our clients.

Emerging Markets Shine
Looking beyond the U.S., emerging markets were a bright spot during the reporting period with strengthening commodity prices, attractive valuations, and improving economic data helping the MSCI Emerging Markets Index rally 9.67%. Within the index, Brazil,
Hungary, Indonesia, Peru, Russia, Egypt, Taiwan, and Chile were among the strongest performing countries. Mexico, Turkey, Qatar, Poland, and Greece, however, substantially underperformed the overall return of the benchmark.

Our View of Risks and Bond-Like Equities
The rotation out of bond-like equities in the U.S. was no surprise at Alger. Indeed, in our last letter, we identified the following risks associated with bond-like equities:

• Bond-like equities are highly interest-rate sensitive so investors who stam-
peded into the category of stocks faced substantial interest rate risk. With record-low interest rates, the risk of rising rates was considerable.

• Due to the stampede, valuations of sectors with companies that offer stable earnings and high dividend yields such as Consumer Staples were historically high, especially relative to growth sectors. At of the start of the 12-month reporting period, for example, the P/E ratios for Consumer Staples and Util-
ities sectors traded at 20% and 12% premiums respectively, to their 20-year medians while Information Technology and Health Care traded with P/E ratios that were 7% and 3%, respectively, below their 20-year medians. The large disparity in valuations implied that growth stocks were more attractive than bond-like equities.
• Investors focused on bond-like equities could miss the potentially strong re-
turns that result when leading companies with attractive fundamentals gener-
ate earnings growth. Importantly, massive forms of innovation, such as inter-
net-related technologies and health care advancements, are creating attractive opportunities for companies to grow their earnings and reward investors.

Global Economy Takes a Toll on Bond-Like Equities
Various developments during the one-year reporting period fueled fears of rising interest rates and inflation, which in turn sparked the dramatic investor rotation out of bond-like sectors and into growth sectors. During the past few years, low commodity prices have tempered inflation expectations, but that trend ended abruptly during the reporting period.
During the first 10 months of 2016, the multi-year decline in commodity prices reversed with the Bloomberg Commodity Index gaining 8.3%. In the past, expectations that moderating economic growth in China would limit commodity price increases also helped to temper investors’ inflation expectations. During the reporting period, however, a more favorable view of China emerged. Year-over-year industrial production in October of 2015 grew only
5.6% but from November of 2015 through September of this year, production growth trended above 6%. In the U.S., inflation concerns were also stoked by a strengthening job market creating wage pressures, with compensation increasing 2.8% during the 12-month period ended October 31. Inflation expectations as measured by comparing the nominal yield of a 10-year Treasury to its inflation protected counterpart also grew during the reporting period with the spread increasing from 1.59% to 1.73%. Finally, anticipation that the Federal
Reserve would continue normalizing monetary policy supported expectations that interest rates will rise. We believe that investors’ rotation into growth equities in response to those developments was rational. Leading growth companies have potential for growing their earnings, which can help offset the adverse impact of inflation and rising interest rates on corporate fundamentals. Bond-like sectors such as Utilities, however, have less potential for generating earnings growth, so they are susceptible to interest rate increases.

The Value of a Long-Term Perspective and Fundamental Research
Emotions can easily distort individuals’ views of reality, especially when it comes to investing. We believe that the incorrect view that bond-like equities are the only way to generate yield during times of low interest rates is an example of a distorted and potentially costly perspective. This distorted view caused many investors to overlook growth stocks’
return of capital, which can be measured by total yield. Total yield is dividend yield plus the share repurchase yield. As an example, at the end of June, the Information Technology and Consumer Discretionary sectors offered total yields of 6.5% and 6.0%, respectively, compared to the 4.7% total yield of Telecommunication Services and the 4.3% total yield of Utilities.

In addition, performance of sectors is driven by three primary factors: dividends, earnings growth, and changes to P/E ratios. During the reporting period, those three factors pointed to growth sectors having strong potential for outperforming bond-like sectors. Data as of the end of June illustrate this point, with consensus expectations having called for the bond-
like Utilities and Consumer Staples sectors to generate earnings growth per share of 4%
and 7%, respectively, over the next three to five years. For this analysis, we reduced earnings growth expectations by 20% simply to have a conservative outlook. For the Utilities and
Consumer Staples sectors, the dividend yield for the prior 12 months was 4% and 3%.
For both sectors, a reversion to the 20-year P/E median would imply a decline of 5%.
The potential changes in earnings and P/E ratios combined with dividend payments would result in hypothetical returns of 3% for Utilities and 5% for Consumer Staples.

After factoring in the previously mentioned 20% reduction, growth sectors such as
Information Technology, Health Care, and Consumer Discretionary could potentially have earnings growth ranging from 8% to 14%. As of June 30, those sectors offered 2% dividend yields for the trailing 12 months. In the event of a reversion to 20-year medians, the sectors’
P/E ratios would increase 2%, which would result in hypothetical returns ranging from 12%
to 18%.

The U.S. Presidential Election
Emotions also played a role when investors weighed in on the U.S. presidential campaign and the subsequent victory of Donald Trump. The election was a highly emotional event for many Americans, but it is important to remember that corporate fundamentals and economic cycles ultimately drive market performance. With that in mind, we urge investors to focus on corporate fundamentals and avoid making large bets on the potential policies of a new president.

As Jason Zweig of the Wall Street Journal points out, investors have a poor track record of making bets on presidents. Regulations from President Barack Obama were expected to hurt the performance of Health Care stocks, but the sector has outperformed the overall market during his presidency. Increased military spending under President George W. Bush, furthermore, had a counterintuitive impact on defense stocks, with the category of equities declining in 2001 and 2002.

Reasons for Optimism
Rather than chasing dividend yields or making bets on potential policies of President-elect
Trump, we believe equity investors should assess the ongoing U.S. economic recovery, strong corporate fundamentals, and the rapid pace of innovation. Those factors, we maintain, are likely to support growth equities in the foreseeable future. The economy has benefited from an expanding labor market that has created 15.5 million jobs since February of 2010. With a strengthening job market, compensation as measured by hourly wages increased 2.8%
during the 12-month reporting period. Personal finances are also encouraging, with the
Household Debt Service Ratio, which is the ratio of total required household debt payments to total disposable income, having improved substantially. After hitting a high of 13.20% in the fourth quarter of 2007, the ratio has declined to an attractive level of only 9.98% as of the second quarter of this year, according to the Federal Reserve.

We believe corporate fundamentals are also encouraging. According to FactSet Research
Systems, S&P 500 companies (ex-financials) held $1.45 trillion in cash at the end of the second quarter of this year. Despite declining 0.2% from the prior quarter, it was still the second-largest amount in at least 10 years.

As mentioned earlier, corporations are using their large cash positions to reward shareholders with dividends and aggressive share repurchase programs. In the second quarter, S&P 500 companies (ex-financials) paid a total of $176.6 billion in dividends and share repurchases, according to FactSet. It was a 1.7% year-over-year decrease, but the 12-month period ended
June 30 was strong with buybacks and dividends growing 6.1% and 6.6%, respectively, compared to the 12-month period ended in June of 2015.

We maintain that investors should also assess the attractive valuations of growth sectors relative to bond-like sectors. As of the end of the reporting period, the Information
Technology sector within the S&P 500 had a P/E ratio that was 2% below its 20-year median. Health Care and Consumer Discretionary sectors had P/E ratios that were 15%
and 4%, respectively, below their 20-year medians. The P/E ratios for Consumer Staples and
Utilities, however, were at 21% and 20% premiums to their 20-year medians.

We also believe that innovation that can help drive corporate earnings growth is strong across the globe, thanks in large part to internet related technologies and advancements in health care. At the same time, the adoption of new technologies by consumers and corporations is accelerating. The internet, smartphones, ebooks, and social media illustrate this trend, with each form of technology reaching 50% market penetration in a fraction of the time that was required by washing machines, landline telephones, and dishwashers. At the same time, medical innovation in orthopedic, cardiac, and cancer is occurring rapidly.

Our optimism also extends to emerging markets. We believe that the estimated 4.9% 2016 earnings growth rate for MSCI Emerging Markets Index constituents, which is higher than for both the MSCI Europe, Australasia, and Far East Index (EAFE) and the S&P 500 Index,
is attractive. Emerging markets are also attractive when considering that the asset class is trading at a P/E discount of 22% to developed markets. We continue to believe that a 10%
to 12% discount is appropriate.

Conclusion
We urge investors to embrace an investment strategy that employs intensive research to identify companies with strong fundamentals and potential for earnings growth. At the same time, investors should maintain a long-term perspective and avoid the risky behavior of focusing on bond-like equities. At Alger, we will continue to focus on our fundamental research and disciplined investment approach as we seek to generate attractive returns for our valued clients.

Portfolio Matters
Alger Spectra Fund
The Alger Spectra Fund returned -0.36% for the fiscal year ended October 31, 2016, compared to the 2.08% return of the Russell 3000 Growth Index.

During the reporting period, the largest portfolio sector weightings were Information
Technology and Consumer Discretionary. The largest sector overweight was Information
Technology and the largest sector underweight was Consumer Staples. The Information
Technology and Consumer Discretionary sectors provided the largest contributions to relative performance while Health Care and Industrials were among sectors that detracted from results.

For the reporting period, the Fund’s average portfolio allocation to long positions, which was increased by leverage, was 99.69% of assets. In aggregate, long positions contributed to absolute performance. The Fund’s average allocation to short positions was -2.86%. Short positions detracted from results.

Among the most important contributors to performance were Facebook, Inc., Cl. A;
Microsoft Corp.; Alphabet, Inc., Cl. C; and UnitedHealth Group, Inc. Shares of online retailer and cloud-services provider Amazon.com, Inc. also contributed to performance.
During the second quarter of 2016, the company’s management announced strong year-
over-year results for the first quarter and provided encouraging guidance, a result of Amazon.
com’s attractive product pricing and the convenience of online shopping. Amazon’s cloud-
computing services have also generated strong results.

Conversely, detracting from overall results were Allergan PLC.; Vertex Pharmaceuticals,
Inc.; LinkedIn Corp., Cl. A; and Signet Jewelers Ltd. Shares of Norwegian Cruise Line
Holdings Ltd. also detracted from performance. During the second quarter of 2016, shares of Norwegian Cruise Line Holdings underperformed after the company’s management issued guidance that fell below expectations. Management also said it expects to face higher costs.

Among short positions, Exxon Mobil Corp. contributed to performance. Exxon Mobil is a global energy producer and marketer. Persistent shortfalls in unit volume production throughout the year due to issues ranging from Canadian wildfires to Nigerian production disruptions resulting from local conflicts caused the price of Exxon Mobil shares to decline. Additionally, the company appeared to have moved beyond peak profitability in its downstream and refining operations. Short selling entails selling borrowed stock with the goal of buying the stock in the future at a lower price and then returning the security to the lender. As the price of Exxon Mobil shares declined, the portfolio’s cost of purchasing the stock declined, resulting in the position supporting performance.

A short position on LED lighting company Acuity Brands, Inc., however, detracted from results. The LED industry has been experiencing weakening revenues, but Acuity has been outperforming its overall sector. As the price of Acuity Brands stock climbed, the cost of replacing the security increased and hurt portfolio performance.

Alger Green Fund
The Alger Green Fund returned -1.03% for the fiscal year ended October 31, 2016, compared to the 2.08% return of the Russell 3000 Growth Index.

The Fund seeks long-term capital appreciation by investing at least 80% of its net assets in equity securities of companies of any size that, in the opinion of the Fund’s management, conduct their business in an environmentally sustainable manner while demonstrating promising growth potential. The Fund’s performance, therefore, can be challenged during times when investor enthusiasm for environmentally sustainable companies declines, but it can benefit when investors favor such companies.

During the reporting period, the largest portfolio sector weightings were Information
Technology and Consumer Discretionary. The largest sector overweight was Industrials and the largest sector underweight was Consumer Staples. The Health Care and Industrials
sectors provided the greatest contributions to relative performance while Consumer
Discretionary and Information Technology were among sectors that detracted from results.

Among the most important contributors to performance were Amazon.com, Inc.; Tetra
Tech, Inc.; Waste Management, Inc.; and Xylem, Inc. Shares of social network operator
Facebook, Inc., Cl. A also contributed to performance. The shares performed strongly in response to the company continuing to take advertising market share from print and television media. We believe investors have also been encouraged by the growth of
Instagram, which is the company’s video- and photo-sharing network.

Conversely, detracting from performance were Chipotle Mexican Grill, Inc.; Acuity Brands,
Inc.; NIKE, Inc., Cl. B; and First Solar, Inc. Shares of global pharmaceuticals company
Allergan PLC. also detracted from results. Performance of Allergan shares weakened in response to concerns that a new U.S. president may support regulations that could block acquisition activity. An internal investigation at Valeant Pharmaceuticals International, Inc.,
furthermore, cast a shadow over the pharmaceutical industry.

Alger Mid Cap Focus Fund
The Alger Mid Cap Focus Fund returned -9.26% for the fiscal year ended October 31, 2016, compared to the 0.40% return of the Russell Midcap Growth Index. Prior to December
30, 2015, the Fund followed a different investment strategy under the name “Alger Analyst
Fund” and was managed by a different portfolio manager.

During the reporting period, the largest portfolio sector weightings were Consumer
Discretionary and Information Technology. The largest sector overweight was Information
Technology and the largest sector underweight was Consumer Staples. The Real Estate and
Utilities sectors had neutral impacts on relative performance while Information Technology and Financials were among sectors that detracted from results.

Among the most important contributors to performance were FEI Company; Jarden Corp.;
Microsemi Corp.; and TransDigm Group, Inc. Shares of social network operator Facebook,
Inc., Cl. A also contributed to performance. The performance of shares of Facebook benefited from developments identified in the Alger Green Fund discussion.

Conversely, Vertex Pharmaceuticals, Inc.; Weatherford International PLC.; Signet Jewelers
Ltd.; and Pacira Pharmaceuticals, Inc. were the largest detractors from performance. Shares of Norwegian Cruise Line Holdings Ltd. also detracted from results. Performance of shares of Norwegian Cruise Line Holdings weakened in response to developments identified in the
Alger Spectra Fund discussion.

Alger Dynamic Opportunities Fund
The Alger Dynamic Opportunities Fund returned -4.22% for the fiscal year ended October
31, 2016, compared to the 4.51% return of the Fund’s benchmark, the S&P 500 Index.

The hedged equity Fund seeks long-term capital appreciation, downside protection, and lower volatility by primarily investing in long and short exposures in equity securities of U.S.

companies. The Fund seeks to generate market-like equity returns over a full U.S. market cycle. During shorter-term periods, the Fund may underperform when U.S. equity markets generate strong gains, perform in line or modestly outperform when markets are flat, and should outperform when markets decline.

During the reporting period, the Fund’s long exposure was 76.98% of assets. Long positions, in aggregate, underperformed the Fund’s benchmark and detracted from performance.
The average exposure to short positions was -19.70% of assets. Short positions trailed the performance of the Fund’s benchmark and detracted from results. Net exposure, which is the difference between long and short exposure, was 57.28%.

Based on the net exposure of long and short positions, the largest sector weightings were
Information Technology and Health Care. Information Technology was the only sector overweight and the largest underweight was Financials. Information Technology contributed to relative performance while other sectors detracted from results.

GrubHub, Inc.; Amazon.com, Inc.; Microsoft Corp.; and Broadcom Ltd. were among top detractors from performance. Shares of social network operator Facebook, Inc., Cl.
A also contributed to results. The performance of shares of Facebook benefited from developments identified in the Alger Green Fund discussion.

LendingClub Corp.; Lions Gate Entertainment Corp.; Vertex Pharmaceuticals, Inc.; and
Allergan PLC. were among top detractors from performance. Shares of Norwegian Cruise
Line Holdings Ltd. also detracted from results. Performance of shares of Norwegian Cruise
Line Holdings weakened in response to developments identified in the Alger Spectra Fund discussion.

Among short positions, Community Health Systems, Inc. contributed to performance. The company is one of the largest operators of non-urban hospitals in the U.S. It preannounced disappointing earnings that resulted from rural markets having the industry’s worst unit volume growth. In addition, issues with the prior acquisition of hospital operator Health
Management Associates hurt results. Short selling entails selling borrowed stock with the goal of buying the stock in the future at a lower price and then returning the security to the lender. As the price of Community Health Systems declined, the portfolio’s cost of purchasing the stock declined, resulting in the position supporting performance.

Short position Acuity Brands, Inc., however, detracted from results. Its performance was driven by developments identified in the Alger Spectra Fund discussion.

Alger Emerging Markets Fund
The Alger Emerging Markets Fund returned 6.41% for the fiscal year ended October 31,
2016, compared to the 9.67% return of its benchmark, the MSCI Emerging Markets Index.

During the reporting period, the largest portfolio sector weightings were Information
Technology and Financials. The largest sector overweight was Consumer Discretionary and the largest sector underweight was Financials. The Health Care and Information Technology
sectors provided the greatest contributions to relative performance while Financials and
Industrials were among sectors that detracted from results.

Strong stock selection in Taiwan, India, and Columbia resulted in those countries providing the greatest contributions to relative performance while Brazil, South Africa, and Russia were among countries that detracted from results.

Among the most important contributors to performance were Tencent Holdings Ltd.;
Samsung Electronics Co., Ltd.; BB Seguridade Participacoes SA; and Gourmet Master Co.
Ltd. Shares of Alibaba Group Holdings Ltd. also contributed to performance. The Alibaba
Group runs the two largest online marketplaces in China, Taobao, a C2C marketplace, and T-Mall, a B2C marketplace. It announced that it generated better-than-expected revenues, margins, and gross merchandise value for the second quarter of 2016. (Gross merchandise value is the value of all goods sold on Alibaba’s commerce platforms). It also said sales through mobile devices accounted for 75% of Alibaba’s gross merchandise value.
Management also expressed optimism regarding its cloud services offering, which has potential to break even in 2017.

Conversely, detracting from performance were Voltas Ltd.; China Life Insurance Co. Ltd.
Cl. H; Vipshop Holdings Ltd.; and Luxoft Holding, Inc., Cl. A. Shares of PAX Global
Technology Limited also detracted from performance. The company is the world’s third-
largest maker of electronic fund transfer point-of-sale terminals and is the market leader in mainland China. Earlier in 2016, the company provided 2016 guidance that was weaker than expected and investors have remained concerned about potential weakness in the company’s domestic market and in other countries. During the first half of the year, expiring tax credits hurt the company’s earnings, but the company still increased its payout ratio, which is the relationship of dividends to earnings.

As active, bottom-up, fundamental investors, we will continue to focus on generating attractive returns for our clients with our disciplined growth equity strategies. I thank you for putting your trust in Alger.

I thank you for putting your trust in Alger.

Respectfully submitted,

Daniel C. Chung, CFA
Chief Investment Officer
Fred Alger Management, Inc.
_______________________________

FactSet Research Systems represented 0.00% of Alger assets under management as of
October 31, 2016.

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the funds. This report is not authorized for distribution to prospective investors in a fund unless proceeded or accompanied by an effective prospectus for the fund. Fund performance returns represent the 12-month period return of Class

A shares prior to the deduction of any sales charges and include the reinvestment of any dividends or distributions.

The performance data quoted represents past performance, which is not an indication or guarantee of future results.
Standardized performance results can be found on the following pages. The investment return and principal value of an investment in a fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com or call us at (800) 992-3863.

The views and opinions of the funds’ management in this report are as of the date of the
Shareholders’ Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated
herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a fund and transactions in such securities, if any, may be for a variety of reasons, including, without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a fund. Please refer to the Schedule of Investments for each fund which is included in this report for a complete list of fund holdings as of October 31, 2016. Securities mentioned in the Shareholders’ Letter, if not found in the Schedule of Investments, may have been held by the funds during the fiscal period.

A Word about Risk
Growth stocks tend to be more volatile than other stocks as the price of growth stocks tends to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments. Investing in the stock market involves gains and losses and may not be suitable for all investors. Stocks of small- and mid-sized companies are subject to greater risk than stocks of larger, more established companies owing to such factors as limited liquidity, inexperienced management, and limited financial resources. Investing in foreign securities involves additional risk (including currency risk, risks related to political, social or economic conditions, and risks associated with foreign markets, such as increased volatility, limited liquidity, less stringent regulatory and legal system, and lack of industry and country diversification), and may not be suitable for all investors. Special risks associated with investments in emerging country issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and different auditing and legal standards.

Foreign currencies are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls. Some of the countries where a fund can invest may have restrictions that could limit the access to investment opportunities.
The securities of issuers located in emerging markets can be more volatile and less liquid than those of issuers in more mature economies. Investing in emerging markets involves higher levels of risk, including increased information, market, and valuation risks, and may not be suitable for all investors.

Funds that participate in leveraging are subject to the risk that the cost of borrowing money to leverage will exceed the returns for securities purchased or that the securities purchased may actually go down in value; thus, the fund’s net asset value can decrease more quickly than if the fund had not borrowed. The Alger Spectra Fund and the Alger Dynamic
Opportunities Fund may engage in short sales, which presents additional risk. To engage in a short sale, a fund arranges with a broker to borrow the security being sold short. In order to close out its short position, a fund will replace the security by purchasing the security at the price prevailing at the time of replacement. The fund will incur a loss if the price of the security sold short has increased since the time of the short sale and may experience a gain if the price has decreased since the short sale.

The Alger Green Fund's environmental focus may limit the investment options available to the Fund and may result in lower returns than returns of funds not subject to such investment considerations. For a more detailed discussion of the risks associated with a fund, please see the prospectus.

Before investing, carefully consider a fund’s investment objective, risks, charges, and expenses.
For a prospectus or a summary prospectus containing this and other information about the Alger Funds II call us at (800) 992-3863 or visit us at www.alger.com.
Read it carefully before investing.
Fred Alger & Company, Incorporated, Distributor. Member NYSE Euronext,
SIPC.
NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.
Definitions:

• S&P 500 index: An index of large company stocks considered representative of the U.S. stock market.
• The Bloomberg Commodity Index reflects the performance of 20 commod-
ities, which are weighted to account for economic significance and market liquidity.
• MSCI Emerging Markets Index: A free float-adjusted market capitalization index designed to measure equity market performance in the global emerging markets.
• The EAFE Index measures the performance of major international equity markets as represented by 21 major MSCI indexes from Europe, Australia and Southeast Asia.
• Russell 3000 Growth Index: An index of common stocks designed to track performance of companies with greater than average growth orientation in general.
• Russell Midcap Growth Index: An index of common stocks designed to track performance of medium-capitalization companies with greater than average growth orientation.
• FactSet Research Systems, Inc. is a multinational financial data and software company.

	FUND PERFORMANCE AS OF 9/30/16 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
	1 YEAR	5 YEARS	10 YEARS
Alger Spectra Class A	4.97%	15.39%	10.85%
Alger Spectra Class C*	8.94%	15.76%	10.65%
Alger Spectra Class I†	10.73%	16.65%	11.53%

	1 YEAR	5 YEARS	Since 12/29/2010
Alger Spectra Class Z	11.11%	16.98%	12.66%

* Historical performance prior to September 24, 2008, inception of the class, is that of the Fund's Class A shares, adjusted to reflect the current maximum sales charge and the higher operating expenses of Class C shares.
† Historical performance prior to September 24, 2008, inception of the class, is that of the Fund's Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.
Alger Green Fund’s Class A shares performance figures prior to January 12, 2007, are those of the Alger Green
Institutional Fund and performance prior to October 19, 2006, represents the performance of the Alger Socially
Responsible Growth Institutional Fund Class I, the predecessor fund to the Alger Green Institutional Fund. The predecessor fund followed different investment strategies and had a different portfolio manager. As of January 12,
2007, the Alger Green Institutional Fund became the Alger Green Fund.

FUND PERFORMANCE AS OF 9/30/16 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
	1	5	10	SINCE
	YEAR	YEARS	YEARS	INCEPTION
Alger Green Class A (Inception 12/4/00)	3.68%	11.89%	5.80%	1.61%
Alger Green Class C (Inception 9/24/08)*	7.75%	12.19%	n/a	6.74%
Alger Green Class I (Inception 9/24/08)†	9.43%	13.11%	n/a	7.55%
Alger Mid Cap Focus Class A (Inception 3/30/07)	(1.46)%	11.26%	n/a	4.67%
Alger Mid Cap Focus Class C (Inception 9/24/08)*	2.35%	11.78%	n/a	4.54%
Alger Mid Cap Focus Class I (Inception 9/24/08)†	3.95%	12.47%	n/a	5.25%
Alger Dynamic Opportunities Class A (Inception 11/2/09)	(3.16)%	5.82%	n/a	4.40%
Alger Dynamic Opportunities Class C (Inception
12/29/10)‡	0.41%	6.16%	n/a	4.42%
Alger Dynamic Opportunities Class Z (Inception 12/29/10)	2.49%	7.26%	n/a	4.89%
Alger Emerging Markets Class A (Inception 12/29/10)	9.40%	3.65%	n/a	(2.09)%
Alger Emerging Markets Class C (Inception 12/29/10)	13.64%	3.99%	n/a	(1.98)%
Alger Emerging Markets Class I (Inception 12/29/10)	15.48%	4.75%	n/a	(1.26)%
Alger Emerging Markets Class Y (Inception 5/9/16)	n/a	n/a	n/a	15.11%
Alger Emerging Markets Class Y-2 (Inception 5/9/16)	n/a	n/a	n/a	15.11%
Alger Emerging Markets Class Z (Inception 2/28/14)	15.83%	n/a	n/a	(0.08)%

* Since inception performance is calculated since the inception of the Class A shares.  Historical performance prior to September
24, 2008, inception of the class, is that of the Fund's Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.
† Since inception performance is calculated since the inception of the Class A shares.  Historical performance prior to September
24, 2008, inception of the class, is that of the Fund's Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.
‡ Since inception performance is calculated since the inception of the Class A shares. Historical performance prior to December
29, 2010, inception of the class, is that of the Fund's Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

ALGER SPECTRA FUND
Fund Highlights Through October 31, 2016 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Spectra Fund
Class A shares, with an initial 5.25% maximum sales charge, and the Russell 3000 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2016. The figures for the Alger Spectra Fund Class
A and the Russell 3000 Growth Index include reinvestment of dividends. Performance for the Alger Spectra Fund
Class C, Class I and Class Z shares will vary from the results shown above due to the operating expenses and the current maximum sales charge of each share class. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 10/31/16
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1 YEAR	5 YEARS	10 YEARS	12/31/1974
Class A (Inception 7/28/69)	(5.58)%	12.21%	9.97%	15.45%
Class C (Inception 9/24/08)*	(2.03)%	12.58%	9.76%	14.74%
Class I (Inception 9/24/08)†	(0.35)%	13.45%	10.64%	15.61%
Russell 3000 Growth Index	2.08%	13.47%	8.11%	n/a

				Since
	1 YEAR	5 YEARS	10 YEARS	12/29/2010
Class Z (Inception 12/29/10)	(0.06)%	13.77%	n/a	11.96%
Russell 3000 Growth Index	2.08%	13.47%	n/a	11.85%

ALGER SPECTRA FUND
Fund Highlights Through October 31, 2016 (Unaudited) (Continued)

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. Class A, C, and I historical performance is calculated from December 31, 1974, the first full calendar year that Fred Alger Management, Inc. was the Fund's investment advisor.
The Fund operated as a closed-end fund from August 23, 1978 to February 12, 1996, during which time the calculation of total return assumes dividends were reinvested at market value. Had dividends not been reinvested, performance would have been lower. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of
Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.
com or call us at (800) 992-3863.
* Since inception performance is calculated since the inception of the Class A shares.  Historical performance prior to September
24, 2008, inception of the class, is that of the Fund's Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.
† Since inception performance is calculated since the inception of the Class A shares.  Historical performance prior to September
24, 2008, inception of the class, is that of the Fund's Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.

ALGER GREEN FUND
Fund Highlights Through October 31, 2016 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Green Fund
Class A shares, with an initial 5.25% maximum sales charge, and the Russell 3000 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2016. The figures for the Alger Green Fund Class A and the Russell 3000 Growth Index include reinvestment of dividends. Performance for the Alger Green Fund Class
C and Class I shares will vary from the results shown above due to the operating expenses and the current maximum sales charge of each share class. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 10/31/16
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1 YEAR	5 YEARS	10 YEARS	12/4/2000
Class A (Inception 12/4/00)	(6.23)%	9.32%	5.02%	1.45%
Russell 3000 Growth Index	2.08%	13.47%	8.11%	4.18%

PERFORMANCE COMPARISON AS OF 10/31/16
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1 YEAR	5 YEARS	10 YEARS	9/24/2008
Class C (Inception 9/24/08)*	(2.74)%	9.58%	n/a	6.33%
Class I (Inception 9/24/08)†	(1.03)%	10.47%	n/a	7.15%
Russell 3000 Growth Index	2.08%	13.47%	n/a	10.96%

ALGER GREEN FUND
Fund Highlights Through October 31, 2016 (Unaudited) (Continued)

				Since
	1 YEAR	5 YEARS	10 YEARS	10/14/2016
Class Z (Inception 10/14/16)	n/a	n/a	n/a	(0.65)%
Russell 3000 Growth Index	n/a	n/a	n/a	(0.73)%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. Performance figures prior to January 12,
2007, are those of the Alger Green Institutional Fund and performance prior to October 19, 2006, represents the performance of the
Alger Socially Responsible Growth Institutional Fund Class I, the predecessor fund to the Alger Green Institutional Fund. The pre-
decessor fund followed different investment strategies and had a different portfolio manager. As of January 12, 2007, the Alger Green
Institutional Fund became the Alger Green Fund. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the
Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER MID CAP FOCUS FUND
Fund Highlights Through October 31, 2016 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Mid Cap
Focus Fund Class A shares, with an initial 5.25% maximum sales charge, and the Russell Midcap Growth Index (an unmanaged index of common stocks) from March 30, 2007, the inception date of the Alger Mid Cap Focus Fund
Class A, through October 31, 2016. Prior to December 30, 2015, the Fund followed different investment strategies under the name “Alger Analyst Fund” and was managed by a different portfolio manager. Accordingly, performance prior to that date does not reflect the Fund’s current investment strategies and investment personnel. The figures for the Alger Mid Cap Focus Fund Class A and the Russell Midcap Growth Index include reinvestment of dividends.
Performance for the Alger Mid Cap Focus Fund Class C and Class I shares will vary from the results shown above due to the operating expenses and the current maximum sales charge of each share class. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 10/31/16
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1 YEAR	5 YEARS	10 YEARS	3/30/2007
Class A (Inception 3/30/07)	(14.03)%	7.40%	n/a	4.13%
Class C (Inception 9/24/08)*	(10.65)%	7.90%	n/a	4.00%
Class I (Inception 9/24/08)†	(9.29)%	8.56%	n/a	4.70%
Russell Midcap Growth Index	0.40%	12.02%	n/a	7.23%

				Since
	1 YEAR	5 YEARS	10 YEARS	10/14/2016
Class Z (Inception 10/14/16)	n/a	n/a	n/a	(1.07)%
Russell Midcap Growth Index	n/a	n/a	n/a	(1.12)%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER MID CAP FOCUS FUND
Fund Highlights Through October 31, 2016 (Unaudited) (Continued)

* Since inception performance is calculated since the inception of the Class A shares.  Historical performance prior to September
24, 2008, inception of the class, is that of the Fund's Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.
† Since inception performance is calculated since the inception of the Class A shares.  Historical performance prior to September
24, 2008, inception of the class, is that of the Fund's Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.

ALGER DYNAMIC OPPORTUNITIES FUND
Fund Highlights Through October 31, 2016 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Dynamic
Opportunities Fund Class A shares, with an initial 5.25% maximum sales charge, and the S&P 500 Index and the Blended S&P 500/3-Month London Interbank Offered Rate (“LIBOR”) (an unmanaged indices of common stocks) from November 2, 2009, the inception date of the Alger Dynamic Opportunities Fund Class A, through
October 31, 2016. The figures for the Alger Dynamic Opportunities Fund Class A and the S&P 500 Index and the
Blended S&P 500/LIBOR include reinvestment of dividends. Performance for the Alger Dynamic Opportunities
Fund Class C and Class Z shares will vary from the results shown above due to the operating expenses and the current maximum sales charge of each share class. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 10/31/16
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1 YEAR	5 YEARS	10 YEARS	11/2/2009
Class A (Inception 11/2/09)	(9.24)%	4.04%	n/a	3.80%
Class C (Inception 12/29/10)*	(5.92)%	4.38%	n/a	3.80%
S&P 500 Index	4.51%	13.57%	n/a	13.09%
Blended S&P 500 / LIBOR	2.62%	6.92%	n/a	6.75%

				Since
	1 YEAR	5 YEARS	10 YEARS	12/29/2010
Class Z (Inception 12/29/10)	(3.92)%	5.46%	n/a	4.16%
S&P 500 Index	4.51%	13.57%	n/a	11.73%
Blended S&P 500 / LIBOR	2.62%	6.92%	n/a	6.07%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER DYNAMIC OPPORTUNITIES FUND
Fund Highlights Through October 31, 2016 (Unaudited) (Continued)

* Since inception performance is calculated since the inception of the Class A shares.  Historical performance prior to
December 29, 2010, inception of the class, is that of the Fund's Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

ALGER EMERGING MARKETS FUND
Fund Highlights Through October 31, 2016 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Emerging
Markets Fund Class A shares, with an initial 5.25% maximum sales charge, and the MSCI Emerging Markets Index
(an unmanaged index of common stocks) from December 29, 2010, the inception date of the Alger Emerging
Markets Fund Class A, through October 31, 2016. The figures for the Alger Emerging Markets Fund Class A and the MSCI Emerging Markets Index include reinvestment of dividends. Performance for the Alger Emerging Markets
Fund Class C, Class I and Class Z shares will vary from the results shown above due to differences in expense and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 10/31/16
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1 YEAR	5 YEARS	10 YEARS	12/29/2010
Class A (Inception 12/29/10)	0.87%	1.07%	n/a	(2.21)%
Class C (Inception 12/29/10)	4.54%	1.40%	n/a	(2.12)%
Class I (Inception 12/29/10)	6.39%	2.16%	n/a	(1.39)%
MSCI Emerging Markets Index	9.67%	0.90%	n/a	(1.06)%

	1 YEAR	5 YEARS	10 YEARS	Since 5/9/2016
Class Y (Inception 5/9/16)	n/a	n/a	n/a	14.11%
Class Y-2 (Inception 5/9/16)	n/a	n/a	n/a	14.11%
MSCI Emerging Markets Index	n/a	n/a	n/a	14.99%

ALGER EMERGING MARKETS FUND
Fund Highlights Through October 31, 2016 (Unaudited) (Continued)

				Since
	1 YEAR	5 YEARS	10 YEARS	2/28/2014
Class Z (Inception 2/28/14)	6.78%	n/a	n/a	(0.41)%
MSCI Emerging Markets Index	9.67%	n/a	n/a	0.45%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

PORTFOLIO SUMMARY†
October 31, 2016 (Unaudited)

			Alger Mid Cap Focus	Alger Dynamic
SECTORS	Alger Spectra Fund*	Alger Green Fund	Fund	Opportunities Fund*
Consumer Discretionary	16.0%	23.5%	19.0%	6.8%
Consumer Staples	7.2	6.0	2.8	4.9
Energy	1.3	0.0	0.0	0.3
Financials	2.9	2.1	5.0	39.5
Health Care	15.3	10.0	16.8	11.9
Industrials	7.1	17.3	17.4	1.1
Information Technology	43.1	33.5	20.1	24.4
Market Indices	0.0	0.0	0.0	(1.2)
Materials	1.9	1.2	5.3	(0.3)
Real Estate	0.8	0.0	3.3	3.5
Telecommunication Services	0.4	1.5	0.0	0.0
Utilities	0.0	1.5	0.0	(0.3)
Short-Term Investments and
Net Other Assets	4.0	3.4	10.3	9.4
	100.0%	100.0%	100.0%	100.0%

Alger Emerging Markets
COUNTRY	Fund
Bermuda	0.7%
Brazil	8.3
Cayman Islands	4.3
Chile	1.0
China	20.8
Colombia	0.9
Germany	0.7
Hong Kong	2.1
India	10.4
Indonesia	3.4
Luxembourg	1.9
Macau	0.4
Malaysia	1.2
Mexico	4.5
Peru	0.6
Philippines	1.2
Russia	2.5
South Africa	4.0
South Korea	14.0
Switzerland	1.4
Taiwan	9.0
Thailand	1.9
Turkey	0.4
United Kingdom	0.8
United States	0.1
Cash and Net Other Assets	3.5
100.0%

* Includes short sales as a reduction of sector exposure.
† Based on net assets for each Fund

THE ALGER FUNDS II | ALGER SPECTRA FUND
Schedule of Investments October 31, 2016

COMMON STOCKS—96.0%	SHARES	VALUE
ADVERTISING—0.0%
Choicestream, Inc.*,@,(a)	178,292	$–
AEROSPACE & DEFENSE—0.9%
Lockheed Martin Corp.	167,901	41,367,448
TransDigm Group, Inc.	21,000	5,721,660
		47,089,108
AIRLINES—0.4%
Southwest Airlines Co.	536,775	21,497,839
ALTERNATIVE CARRIERS—0.4%
Level 3 Communications, Inc.*	389,641	21,878,342
APPAREL ACCESSORIES & LUXURY GOODS—1.1%
Hanesbrands, Inc.	370,236	9,515,065
PVH Corp.	292,683	31,311,227
Under Armour, Inc., Cl. A*	502,914	15,640,626
		56,466,918
APPAREL RETAIL—0.3%
The TJX Cos., Inc.	181,535	13,388,206
APPLICATION SOFTWARE—2.3%
Adobe Systems, Inc.*	475,686	51,141,002
salesforce.com, Inc.*	903,525	67,908,939
		119,049,941
AUTO PARTS & EQUIPMENT—1.1%
Delphi Automotive PLC.	411,445	26,772,726
Johnson Controls International PLC.	693,431	27,959,138
		54,731,864
BIOTECHNOLOGY—4.3%
ACADIA Pharmaceuticals, Inc.*	531,997	12,400,850
Biogen, Inc.*+	116,893	32,751,081
BioMarin Pharmaceutical, Inc.*	467,794	37,666,773
Celgene Corp.*	722,175	73,791,842
Incyte Corp.*	391,388	34,039,014
Vertex Pharmaceuticals, Inc.*+	437,398	33,181,012
		223,830,572
BREWERS—1.7%
Molson Coors Brewing Co., Cl. B	823,257	85,462,309
BROADCASTING—1.3%
CBS Corp., Cl. B	1,142,811	64,705,959
BUILDING PRODUCTS—0.1%
Fortune Brands Home & Security, Inc.	104,040	5,683,705
CABLE & SATELLITE—2.3%
Comcast Corporation, Cl. A	1,895,366	117,171,526
CASINOS & GAMING—0.1%
Red Rock Resorts, Inc., Cl. A	293,848	6,435,271
COMMUNICATIONS EQUIPMENT—0.1%
Palo Alto Networks, Inc.*	37,616	5,786,469
DATA PROCESSING & OUTSOURCED SERVICES—3.8%
Sabre Corp.	400,012	10,332,310
Visa, Inc., Cl. A+	2,252,749	185,874,320
		196,206,630

THE ALGER FUNDS II | ALGER SPECTRA FUND
Schedule of Investments October 31, 2016 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
DRUG RETAIL—0.3%
CVS Caremark Corp.	200,643	$16,874,076
ELECTRICAL COMPONENTS & EQUIPMENT—0.2%
Eaton Corp., PLC.	149,777	9,551,279
FINANCIAL EXCHANGES & DATA—0.5%
IntercontinentalExchange Group, Inc.	56,918	15,390,058
S&P Global, Inc.	79,040	9,631,024
		25,021,082
FOOD DISTRIBUTORS—0.2%
US Foods Holding Corp.*	493,600	11,155,360
GENERAL MERCHANDISE STORES—0.2%
Dollar Tree, Inc.*	110,453	8,344,724
HEALTH CARE EQUIPMENT—2.7%
Boston Scientific Corp.*	1,261,610	27,755,420
DexCom, Inc.*	553,862	43,334,163
Edwards Lifesciences Corp.*	412,200	39,249,684
Medtronic PLC.	353,311	28,978,568
		139,317,835
HEALTH CARE FACILITIES—0.6%
Amsurg Corp.*	335,952	20,073,132
HCA Holdings, Inc.*	120,151	9,195,156
		29,268,288
HOME ENTERTAINMENT SOFTWARE—2.4%
Activision Blizzard, Inc.	953,830	41,176,841
Electronic Arts, Inc.*	1,036,794	81,409,065
		122,585,906
HOME IMPROVEMENT RETAIL—1.6%
The Home Depot, Inc.	695,719	84,884,675
HOTELS RESORTS & CRUISE LINES—0.4%
Ctrip.com International Ltd.#*	376,405	16,618,281
Royal Caribbean Cruises Ltd.	72,051	5,538,560
		22,156,841
HOUSEWARES & SPECIALTIES—1.8%
Newell Brands, Inc.	1,894,132	90,956,219
HYPERMARKETS & SUPER CENTERS—0.4%
Costco Wholesale Corp.	142,923	21,134,024
INDUSTRIAL CONGLOMERATES—4.0%
3M Co.	17,500	2,892,750
Danaher Corp.	217,809	17,108,897
Honeywell International, Inc.+	1,727,514	189,473,736
		209,475,383
INDUSTRIAL GASES—0.8%
Air Products & Chemicals, Inc.	323,154	43,115,207
INTERNET RETAIL—5.5%
Amazon.com, Inc.*+	358,579	283,212,866
NetFlix, Inc.*	25,280	3,156,713
		286,369,579
INTERNET SOFTWARE & SERVICES—16.6%
Alibaba Group Holding Ltd.#*	449,432	45,702,740

THE ALGER FUNDS II | ALGER SPECTRA FUND
Schedule of Investments October 31, 2016 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
INTERNET SOFTWARE & SERVICES—(CONT.)
Alphabet, Inc., Cl. C*+	548,016	$429,940,473
comScore, Inc.*	218,740	6,297,524
eBay, Inc.*	640,329	18,255,780
Facebook, Inc., Cl. A*+	2,013,718	263,776,921
GrubHub, Inc.*	244,712	9,325,974
Palantir Technologies, Inc., Cl. A*,@	348,292	2,664,434
Shopify, Inc., Cl. A*	154,494	6,403,776
Stamps.com, Inc.*	247,245	24,118,750
Yahoo! Inc.*	1,266,262	52,613,186
		859,099,558
INVESTMENT BANKING & BROKERAGE—1.1%
Morgan Stanley	1,258,023	42,231,832
The Goldman Sachs Group, Inc.	86,700	15,453,408
		57,685,240
IT CONSULTING & OTHER SERVICES—0.3%
Cognizant Technology Solutions Corp., Cl. A*	284,071	14,587,046
LIFE SCIENCES TOOLS & SERVICES—1.5%
Thermo Fisher Scientific, Inc.+	527,160	77,508,335
MANAGED HEALTH CARE—3.1%
Aetna, Inc.	66,726	7,163,036
Centene Corp.*	460,482	28,770,916
Humana, Inc.	57,713	9,899,511
UnitedHealth Group, Inc.	813,555	114,979,728
		160,813,191
METAL & GLASS CONTAINERS—0.3%
Ball Corp.	182,852	14,092,404
MOVIES & ENTERTAINMENT—0.4%
Time Warner, Inc.	246,420	21,928,916
OIL & GAS EQUIPMENT & SERVICES—0.6%
Halliburton Company	618,600	28,455,600
OIL & GAS EXPLORATION & PRODUCTION—1.3%
Anadarko Petroleum Corp.	635,529	37,775,844
EOG Resources, Inc.	120,174	10,866,133
Pioneer Natural Resources Co.	92,170	16,500,273
		65,142,250
PACKAGED FOODS & MEATS—0.8%
Pinnacle Foods, Inc.	352,738	18,137,788
The Kraft Heinz Co.	114,657	10,198,740
The WhiteWave Foods Co.*	254,800	13,884,052
		42,220,580
PHARMACEUTICALS—3.1%
Allergan PLC.*+	533,388	111,446,089
Eli Lilly & Co.	666,362	49,204,170
		160,650,259
RAILROADS—0.5%
Union Pacific Corp.	280,499	24,734,402
RESEARCH & CONSULTING SERVICES—0.3%
Verisk Analytics, Inc., Cl. A*	213,500	17,410,925

THE ALGER FUNDS II | ALGER SPECTRA FUND
Schedule of Investments October 31, 2016 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
RESTAURANTS—0.3%
Starbucks Corp.+	242,313	$12,859,551
SEMICONDUCTOR EQUIPMENT—0.2%
ASML Holding NV#	101,791	10,751,165
SEMICONDUCTORS—5.0%
Broadcom Ltd.	710,499	120,983,770
Cavium Networks, Inc.*	127,348	7,188,794
Microsemi Corp.*	478,275	20,149,726
NXP Semiconductors NV*	648,838	64,883,800
QUALCOMM, Inc.	510,961	35,113,240
Skyworks Solutions, Inc.	136,286	10,485,845
		258,805,175
SOFT DRINKS—1.8%
PepsiCo, Inc.+	874,069	93,700,197
SPECIALIZED CONSUMER SERVICES—0.3%
ServiceMaster Global Holdings, Inc.*	477,073	17,074,443
SPECIALTY CHEMICALS—0.8%
The Sherwin-Williams Co.	73,492	17,995,251
WR Grace & Co.	369,996	24,774,932
		42,770,183
SPECIALTY STORES—0.1%
Dick's Sporting Goods, Inc.	121,800	6,778,170
SYSTEMS SOFTWARE—6.4%
Microsoft Corp.+	4,790,749	287,061,680
Red Hat, Inc.*	73,141	5,664,771
ServiceNow, Inc.*	427,251	37,559,635
TubeMogul, Inc.*	368,953	2,693,357
		332,979,443
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—6.2%
Apple, Inc.+	2,680,243	304,314,790
Western Digital Corp.	297,382	17,379,004
		321,693,794
TOBACCO—2.0%
Altria Group, Inc.	600,579	39,710,284
Philip Morris International, Inc.	666,725	64,298,959
		104,009,243
TRADING COMPANIES & DISTRIBUTORS—1.0%
HD Supply Holdings, Inc.*	1,595,287	52,644,471
TRUCKING—0.2%
Old Dominion Freight Line, Inc.*	126,500	9,447,020
TOTAL COMMON STOCKS
(Cost $4,321,258,855)		4,967,436,698
PREFERRED STOCKS—0.7%	SHARES	VALUE
ADVERTISING—0.1%
Choicestream, Inc., Series A*,@,(a)	1,537,428	–
Choicestream, Inc., Series B*,@,(a)	3,765,639	2,221,727
		2,221,727
BIOTECHNOLOGY—0.2%
Prosetta Biosciences, Inc., Series D*,@,(a)	2,912,012	11,764,528

THE ALGER FUNDS II | ALGER SPECTRA FUND
Schedule of Investments October 31, 2016 (Continued)

PREFERRED STOCKS—(CONT.)	SHARES	VALUE
INTERNET SOFTWARE & SERVICES—0.2%
Palantir Technologies, Inc., Cl. B*,@	1,420,438	$10,866,351
Palantir Technologies, Inc., Cl. D*,@	185,062	1,415,724
		12,282,075
PHARMACEUTICALS—0.2%
Intarcia Therapeutics, Inc., Series DD*,@	171,099	9,759,487
TOTAL PREFERRED STOCKS
(Cost $32,736,484)		36,027,817
WARRANTS—0.0%	SHARES	VALUE
ADVERTISING—0.0%
Choicestream, Inc., 6/22/26@,(a)	838,287	821,521
(Cost $837,448)		821,521
MASTER LIMITED PARTNERSHIP—0.8%	SHARES	VALUE
ASSET MANAGEMENT & CUSTODY BANKS—0.8%
The Blackstone Group LP.	1,619,596	40,538,488
(Cost $49,808,910)		40,538,488
REAL ESTATE INVESTMENT TRUST—1.4%	SHARES	VALUE
MORTGAGE—0.4%
Blackstone Mortgage Trust, Inc., Cl. A	649,189	19,605,508
RESIDENTIAL—0.2%
American Campus Communities, Inc.	191,311	9,969,216
SPECIALIZED—0.8%
Crown Castle International Corp.	495,925	45,124,216
TOTAL REAL ESTATE INVESTMENT TRUST
(Cost $68,584,321)		74,698,940
	PRINCIPAL
CORPORATE BONDS—0.0%	AMOUNT	VALUE
ADVERTISING—0.0%
Choicestream, Inc., 11.00%, 8/05/18@,(a)	838,287	838,287
(Cost $101,789)		838,287
SPECIAL PURPOSE VEHICLE—0.1%	SHARES	VALUE
CONSUMER FINANCE—0.1%
JS Kred SPV I, LLC.@	2,715,111	2,821,272
(Cost $2,715,111)		2,821,272
Total Investments
(Cost $4,476,042,918)(b)	99.0%	5,123,183,023
Other Assets in Excess of Liabilities	1.0%	53,176,729
NET ASSETS	100.0%	$5,176,359,752

THE ALGER FUNDS II | ALGER SPECTRA FUND
Schedule of Investments October 31, 2016 (Continued)

# American Depositary Receipts.
(a) Deemed an affiliate of the Alger fund complex during the year for purposes of Section 2(a)(3) of the Investment
Company Act of 1940. See Affiliated Securities Note 11.
(b) At October 31, 2016, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $4,555,976,392, amounted to $567,206,631 which consisted of aggregate gross unrealized appreciation of
$746,313,463 and aggregate gross unrealized depreciation of $179,106,832.
* Non-income producing security.
@ Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	10/31/2016
Choicestream, Inc.	03/14/14	$51,705	0.00%	$0	0.00%
Choicestream, Inc., 11.00%,
8/05/18	08/04/16	836	0.00%	838,287	0.02%
Choicestream, Inc., 6/22/26	08/04/16	837,448	0.02%	821,521	0.02%
Choicestream, Inc., Cl. A	12/17/13	1,229,452	0.03%	0	0.00%
Choicestream, Inc., Cl. B	07/10/14	2,259,383	0.05%	2,221,727	0.04%
Intarcia Therapeutics, Inc., Series
DD	03/27/14	5,541,897	0.14%	9,759,487	0.19%
JS Kred SPV I, LLC.	06/26/15	2,715,111	0.05%	2,821,272	0.05%
Palantir Technologies, Inc., Cl. A	10/07/14	2,266,336	0.05%	2,664,434	0.05%
Palantir Technologies, Inc., Cl. B	10/07/14	9,379,767	0.22%	10,866,351	0.21%
Palantir Technologies, Inc., Cl. D	10/14/14	1,221,931	0.03%	1,415,724	0.03%
Prosetta Biosciences, Inc., Series D	02/06/15	13,104,054	0.28%	11,764,528	0.23%
Total				$43,173,331	0.84%

+ All or a portion of this security is held as collateral for securities sold short.

Industry classifications are unaudited.
See Notes to Financial Statements.

THE ALGER FUNDS II | ALGER SPECTRA FUND
Schedule of Investments- Securities Sold Short October 31, 2016

COMMON STOCKS—-3.0%	SHARES	VALUE
AIRLINES—-0.2%
JetBlue Airways Corp.*	(474,100)	$(8,287,268)
APPLICATION SOFTWARE—-0.2%
Citrix Systems, Inc.*	(123,900)	(10,506,720)
ASSET MANAGEMENT & CUSTODY BANKS—-0.2%
Ameriprise Financial, Inc.	(33,900)	(2,996,421)
T. Rowe Price Group, Inc.	(43,600)	(2,790,836)
		(5,787,257)
AUTO PARTS & EQUIPMENT—-0.3%
Gentex Corp.	(928,000)	(15,692,480)
BROADCASTING—-0.4%
Scripps Networks Interactive, Inc., Cl. A	(332,151)	(21,377,238)
CASINOS & GAMING—-0.2%
Wynn Resorts Ltd.	(112,322)	(10,620,045)
DATA PROCESSING & OUTSOURCED SERVICES—-0.2%
Automatic Data Processing, Inc.	(139,494)	(12,144,348)
HEALTH CARE SERVICES—-0.4%
Express Scripts, Inc.*	(276,095)	(18,608,803)
INTEGRATED OIL & GAS—-0.6%
Exxon Mobil Corp.	(394,205)	(32,845,161)
TRADING COMPANIES & DISTRIBUTORS—-0.3%
WW Grainger, Inc.	(82,879)	(17,248,777)
TOTAL COMMON STOCKS
(Proceeds $158,466,339)		$(153,118,097)
Total (Proceeds $158,466,339)		$(153,118,097)
* Non-income producing security.

Industry classifications are unaudited.
See Notes to Financial Statements.

THE ALGER FUNDS II | ALGER GREEN FUND
Schedule of Investments October 31, 2016

COMMON STOCKS—96.5%	SHARES	VALUE
ADVERTISING—0.0%
Choicestream, Inc.*,@,(a)	3,619	$–
AEROSPACE & DEFENSE—1.5%
Hexcel Corp.	21,135	961,431
AIR FREIGHT & LOGISTICS—1.4%
United Parcel Service, Inc., Cl. B	8,430	908,417
APPAREL ACCESSORIES & LUXURY GOODS—1.4%
PVH Corp.	8,526	912,112
APPLICATION SOFTWARE—2.5%
salesforce.com, Inc.*	9,937	746,865
SAP SE#	10,185	894,650
		1,641,515
AUTO PARTS & EQUIPMENT—1.7%
Delphi Automotive PLC.	6,275	408,314
Johnson Controls International PLC.	17,441	703,221
		1,111,535
AUTOMOBILE MANUFACTURERS—1.8%
Tesla Motors, Inc.*	6,011	1,188,555
BUILDING PRODUCTS—1.0%
Allegion PLC.	10,022	639,805
COMMUNICATIONS EQUIPMENT—1.3%
Cisco Systems, Inc.	26,965	827,286
CONSTRUCTION & ENGINEERING—0.6%
AECOM*	14,585	406,192
CONSUMER ELECTRONICS—1.0%
Harman International Industries, Inc.	7,921	631,383
DATA PROCESSING & OUTSOURCED SERVICES—3.1%
Alliance Data Systems Corp.	2,650	541,845
Visa, Inc., Cl. A	17,990	1,484,355
		2,026,200
DISTRIBUTORS—1.9%
LKQ Corp.*	37,920	1,224,058
DRUG RETAIL—1.2%
CVS Caremark Corp.	9,436	793,568
ELECTRIC UTILITIES—1.5%
Duke Energy Corp.	6,586	527,012
Fortis, Inc.	13,351	438,580
		965,592
ELECTRICAL COMPONENTS & EQUIPMENT—0.5%
Acuity Brands, Inc.	1,340	299,584
ELECTRONIC EQUIPMENT MANUFACTURERS—1.0%
Itron, Inc.*	12,547	676,283

THE ALGER FUNDS II | ALGER GREEN FUND
Schedule of Investments October 31, 2016 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
ENVIRONMENTAL & FACILITIES SERVICES—5.1%
Clean Harbors, Inc.*	9,980	$472,254
Covanta Holding Corp.	32,575	488,625
Tetra Tech, Inc.	28,516	1,096,440
Waste Management, Inc.	20,020	1,314,513
		3,371,832
FOOTWEAR—1.9%
NIKE, Inc., Cl. B	24,769	1,242,908
HEALTH CARE FACILITIES—1.1%
Amsurg Corp.*	5,725	342,069
HCA Holdings, Inc.*	4,550	348,211
		690,280
HOME ENTERTAINMENT SOFTWARE—0.8%
Electronic Arts, Inc.*	6,660	522,943
HOME IMPROVEMENT RETAIL—2.1%
The Home Depot, Inc.	11,022	1,344,794
HOTELS RESORTS & CRUISE LINES—0.8%
Royal Caribbean Cruises Ltd.	6,870	528,097
HOUSEHOLD PRODUCTS—1.5%
The Procter & Gamble Co.	11,674	1,013,303
HOUSEWARES & SPECIALTIES—0.9%
Newell Brands, Inc.	12,937	621,235
HYPERMARKETS & SUPER CENTERS—0.4%
Wal-Mart Stores, Inc.	3,925	274,829
INDUSTRIAL CONGLOMERATES—4.8%
3M Co.	3,237	535,076
General Electric Co.	29,717	864,765
Honeywell International, Inc.	15,680	1,719,782
		3,119,623
INDUSTRIAL MACHINERY—2.4%
Woodward Governor Co.	10,925	644,356
Xylem, Inc.	19,905	962,009
		1,606,365
INTEGRATED TELECOMMUNICATION SERVICES—1.5%
Verizon Communications, Inc.	20,915	1,006,012
INTERNET RETAIL—5.2%
Amazon.com, Inc.*	4,340	3,427,819
INTERNET SOFTWARE & SERVICES—12.0%
Alphabet, Inc., Cl. A*	2,185	1,769,631
Alphabet, Inc., Cl. C*	3,066	2,405,400
eBay, Inc.*	14,945	426,082
Facebook, Inc., Cl. A*	24,885	3,259,686
		7,860,799
INVESTMENT BANKING & BROKERAGE—1.0%
Morgan Stanley	20,225	678,953

THE ALGER FUNDS II | ALGER GREEN FUND
Schedule of Investments October 31, 2016 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
LIFE & HEALTH INSURANCE—1.1%
Lincoln National Corp.	14,780	$725,550
MANAGED HEALTH CARE—2.6%
Aetna, Inc.	10,210	1,096,043
Humana, Inc.	3,515	602,928
		1,698,971
MOVIES & ENTERTAINMENT—2.1%
The Walt Disney Co.	14,595	1,352,811
PACKAGED FOODS & MEATS—0.8%
The WhiteWave Foods Co.*	9,430	513,841
PHARMACEUTICALS—6.3%
Allergan PLC.*	3,625	757,408
Bristol-Myers Squibb Co.	19,715	1,003,691
Johnson & Johnson	14,270	1,655,177
Merck & Co., Inc.	12,320	723,430
		4,139,706
RESTAURANTS—2.6%
Chipotle Mexican Grill, Inc.*	1,635	589,843
Starbucks Corp.	21,500	1,141,005
		1,730,848
SEMICONDUCTORS—2.4%
Broadcom Ltd.	4,774	812,917
Intel Corp.	22,085	770,104
		1,583,021
SOFT DRINKS—2.1%
The Coca-Cola Co.	31,748	1,346,115
SPECIALTY CHEMICALS—1.2%
Chemtura Corp.*	23,550	772,440
SYSTEMS SOFTWARE—4.3%
Microsoft Corp.	46,834	2,806,293
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—6.1%
Apple, Inc.	34,909	3,963,568
TOTAL COMMON STOCKS
(Cost $44,345,694)		63,156,472
PREFERRED STOCKS—0.1%	SHARES	VALUE
ADVERTISING—0.1%
Choicestream, Inc., Series A*,@,(a)	31,215	–
Choicestream, Inc., Series B*,@,(a)	69,819	41,193
		41,193
TOTAL PREFERRED STOCKS
(Cost $66,854)		41,193

THE ALGER FUNDS II | ALGER GREEN FUND
Schedule of Investments October 31, 2016 (Continued)

WARRANTS—0.0%	SHARES	VALUE
ADVERTISING—0.0%
Choicestream, Inc., 6/22/26@,(a)	10,518	$10,308
(Cost $10,508)		10,308
	PRINCIPAL
CORPORATE BONDS—0.0%	AMOUNT	VALUE
ADVERTISING—0.0%
Choicestream, Inc., 11.00%, 8/05/18@,(a)	10,518	10,518
(Cost $1,277)		10,518
Total Investments
(Cost $44,424,333)(b)	96.6%	63,218,491
Other Assets in Excess of Liabilities	3.4%	2,243,851
NET ASSETS	100.0%	$65,462,342

# American Depositary Receipts.
(a) Deemed an affiliate of the Alger fund complex during the year for purposes of Section 2(a)(3) of the Investment
Company Act of 1940. See Affiliated Securities Note 11.
(b) At October 31, 2016, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $44,435,544, amounted to $18,782,947 which consisted of aggregate gross unrealized appreciation of
$20,242,158 and aggregate gross unrealized depreciation of $1,459,211.
* Non-income producing security.
@ Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	10/31/2016
Choicestream, Inc.	03/14/14	$1,049	0.00%	$0	0.00%
Choicestream, Inc., 11.00%,
8/05/18	08/04/16	1,277	0.00%	10,518	0.02%
Choicestream, Inc., 6/22/26	08/04/16	10,508	0.02%	10,308	0.01%
Choicestream, Inc., Cl. A	12/17/13	24,962	0.03%	0	0.00%
Choicestream, Inc., Cl. B	07/10/14	41,892	0.05%	41,193	0.06%
Total				$62,019	0.09%

Industry classifications are unaudited.
See Notes to Financial Statements.

THE ALGER FUNDS II | ALGER MID CAP FOCUS FUND
Schedule of Investments October 31, 2016

COMMON STOCKS—82.9%	SHARES	VALUE
AEROSPACE & DEFENSE—3.5%
Hexcel Corp.	3,085	$140,337
TransDigm Group, Inc.	534	145,493
		285,830
AIRLINES—1.5%
Southwest Airlines Co.	3,075	123,154
APPAREL ACCESSORIES & LUXURY GOODS—6.3%
Hanesbrands, Inc.	6,960	178,872
lululemon athletica, Inc.*	1,537	87,993
PVH Corp.	1,598	170,954
Under Armour, Inc., Cl. A*	2,319	72,121
		509,940
AUTO PARTS & EQUIPMENT—4.8%
Delphi Automotive PLC.	1,545	100,533
Johnson Controls International PLC.	4,985	200,996
WABCO Holdings, Inc.*	872	85,857
		387,386
BIOTECHNOLOGY—1.6%
Vertex Pharmaceuticals, Inc.*	1,685	127,824
CONSTRUCTION & FARM MACHINERY & HEAVY
TRUCKS—2.0%
Wabtec Corp.	2,116	163,588
DATA PROCESSING & OUTSOURCED SERVICES—5.8%
MAXIMUS, Inc.	3,397	176,848
Sabre Corp.	7,851	202,792
Vantiv, Inc., CL. A*	1,548	90,341
		469,981
ELECTRICAL COMPONENTS & EQUIPMENT—1.4%
Acuity Brands, Inc.	174	38,901
AMETEK, Inc.	1,751	77,219
		116,120
ELECTRONIC COMPONENTS—1.4%
Dolby Laboratories Inc., Cl. A	2,348	111,741
FINANCIAL EXCHANGES & DATA—1.5%
MarketAxess Holdings, Inc.	807	121,663
FOOD DISTRIBUTORS—1.9%
Performance Food Group Co.*	6,543	157,032
GENERAL MERCHANDISE STORES—2.0%
Dollar Tree, Inc.*	2,195	165,832
HEALTH CARE EQUIPMENT—5.5%
DexCom, Inc.*	1,596	124,871
Edwards Lifesciences Corp.*	912	86,841
STERIS PLC.	3,455	230,863
		442,575
HEALTH CARE FACILITIES—5.4%
Amsurg Corp.*	3,585	214,204

THE ALGER FUNDS II | ALGER MID CAP FOCUS FUND
Schedule of Investments October 31, 2016 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
HEALTH CARE FACILITIES—(CONT.)
VCA Antech, Inc.*	3,662	$225,066
		439,270
HEALTH CARE TECHNOLOGY—2.5%
Medidata Solutions, Inc.*	4,194	201,270
HOUSEWARES & SPECIALTIES—3.2%
Newell Brands, Inc.	5,465	262,429
HUMAN RESOURCE & EMPLOYMENT SERVICES—1.5%
WageWorks, Inc.*	2,006	118,254
INTERNET SOFTWARE & SERVICES—2.3%
Facebook, Inc., Cl. A*	1,419	185,875
LEISURE PRODUCTS—1.9%
Coach, Inc.	4,236	152,030
MANAGED HEALTH CARE—1.8%
Centene Corp.*	2,376	148,453
METAL & GLASS CONTAINERS—1.1%
Ball Corp.	1,101	84,854
PACKAGED FOODS & MEATS—0.9%
ConAgra Foods, Inc.	1,591	76,654
RESEARCH & CONSULTING SERVICES—2.5%
Verisk Analytics, Inc., Cl. A*	2,442	199,145
SEMICONDUCTORS—6.8%
Cavium Networks, Inc.*	2,017	113,860
Microsemi Corp.*	5,589	235,464
Skyworks Solutions, Inc.	2,604	200,352
		549,676
SPECIALIZED CONSUMER SERVICES—1.9%
ServiceMaster Global Holdings, Inc.*	4,311	154,291
SPECIALTY CHEMICALS—4.2%
Axalta Coating Systems Ltd.*	4,957	124,520
The Sherwin-Williams Co.	354	86,680
WR Grace & Co.	1,922	128,697
		339,897
SYSTEMS SOFTWARE—3.8%
ServiceNow, Inc.*	2,671	234,808
TubeMogul, Inc.*	10,424	76,095
		310,903
TRADING COMPANIES & DISTRIBUTORS—3.1%
HD Supply Holdings, Inc.*	7,697	254,001
TRUCKING—0.8%
Old Dominion Freight Line, Inc.*	833	62,209
TOTAL COMMON STOCKS
(Cost $6,753,261)		6,721,877

THE ALGER FUNDS II | ALGER MID CAP FOCUS FUND
Schedule of Investments October 31, 2016 (Continued)

MASTER LIMITED PARTNERSHIP—1.3%	SHARES	VALUE
ASSET MANAGEMENT & CUSTODY BANKS—1.3%
The Blackstone Group LP.	4,113	$102,948
(Cost $132,024)		102,948
REAL ESTATE INVESTMENT TRUST—5.5%	SHARES	VALUE
MORTGAGE—2.2%
Blackstone Mortgage Trust, Inc., Cl. A	5,893	177,969
SPECIALIZED—3.3%
Crown Castle International Corp.	2,949	268,329
TOTAL REAL ESTATE INVESTMENT TRUST
(Cost $415,776)		446,298
Total Investments
(Cost $7,301,061)(a)	89.7%	7,271,123
Other Assets in Excess of Liabilities	10.3%	836,256
NET ASSETS	100.0%	$8,107,379

(a) At October 31, 2016, the net unrealized depreciation on investments, based on cost for federal income tax purposes of $7,321,355, amounted to $50,232 which consisted of aggregate gross unrealized appreciation of $437,717 and aggregate gross unrealized depreciation of $487,949.
* Non-income producing security.

Industry classifications are unaudited.
See Notes to Financial Statements.

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND
Schedule of Investments October 31, 2016

COMMON STOCKS—69.7%	SHARES	VALUE
APPAREL ACCESSORIES & LUXURY GOODS—0.8%
Ralph Lauren Corp.+	6,935	$680,323
APPLICATION SOFTWARE—2.1%
Blackbaud, Inc.	7,180	440,852
Guidewire Software, Inc.*	6,498	373,310
Mobileye NV*	10,184	378,641
salesforce.com, Inc.*	6,940	521,611
		1,714,414
ASSET MANAGEMENT & CUSTODY BANKS—1.8%
Affiliated Managers Group, Inc.*+	4,580	607,583
WisdomTree Investments, Inc.+	101,719	872,749
		1,480,332
BIOTECHNOLOGY—3.7%
ACADIA Pharmaceuticals, Inc.*	24,499	571,072
Alexion Pharmaceuticals, Inc.*	3,504	457,272
BioMarin Pharmaceutical, Inc.*	8,662	697,464
Celgene Corp.*	5,866	599,388
Incyte Corp.*	4,792	416,760
Vertex Pharmaceuticals, Inc.*+	4,153	315,047
		3,057,003
BREWERS—1.6%
Molson Coors Brewing Co., Cl. B+	12,364	1,283,507
BROADCASTING—1.1%
CBS Corp., Cl. B+	16,580	938,760
CABLE & SATELLITE—2.3%
Comcast Corporation, Cl. A+	30,177	1,865,542
COMMUNICATIONS EQUIPMENT—0.8%
Finisar Corp.*	19,945	546,094
Quantenna Communications, Inc.*	7,443	111,496
		657,590
CONSUMER FINANCE—1.3%
LendingClub Corp.*+	210,419	1,037,366
DATA PROCESSING & OUTSOURCED SERVICES—3.5%
Euronet Worldwide, Inc.*+	8,035	639,184
Visa, Inc., Cl. A+	26,925	2,221,582
		2,860,766
ELECTRONIC MANUFACTURING SERVICES—1.0%
Trimble, Inc.*	30,038	830,250
FINANCIAL EXCHANGES & DATA—0.5%
CME Group, Inc.	4,180	418,418
GENERAL MERCHANDISE STORES—0.4%
Dollar Tree, Inc.*	4,737	357,880
HEALTH CARE EQUIPMENT—3.0%
Abaxis, Inc.	8,935	426,557
Cantel Medical Corp.	13,319	948,712

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND
Schedule of Investments October 31, 2016 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
HEALTH CARE EQUIPMENT—(CONT.)
DexCom, Inc.*	7,807	$610,820
Edwards Lifesciences Corp.*	5,374	511,712
		2,497,801
HEALTH CARE SUPPLIES—1.4%
Endologix, Inc.*	36,095	377,554
Neogen Corp.*	15,135	797,463
		1,175,017
HEALTH CARE TECHNOLOGY—0.9%
Medidata Solutions, Inc.*	15,945	765,200
HOME ENTERTAINMENT SOFTWARE—1.0%
Activision Blizzard, Inc.	10,663	460,322
Electronic Arts, Inc.*	5,020	394,170
		854,492
HOTELS RESORTS & CRUISE LINES—0.5%
Norwegian Cruise Line Holdings Ltd.*+	11,141	433,051
HOUSEWARES & SPECIALTIES—1.1%
Newell Brands, Inc.	17,904	859,750
HUMAN RESOURCE & EMPLOYMENT SERVICES—0.5%
On Assignment, Inc.*	12,080	415,673
INDUSTRIAL CONGLOMERATES—1.3%
Honeywell International, Inc.+	9,355	1,026,056
INTERNET RETAIL—2.7%
Amazon.com, Inc.*+	2,791	2,204,388
INTERNET SOFTWARE & SERVICES—10.7%
Alibaba Group Holding Ltd.#*	8,055	819,113
Alphabet, Inc., Cl. C*+	3,983	3,124,823
eBay, Inc.*	13,134	374,450
Facebook, Inc., Cl. A*+	10,317	1,351,424
GrubHub, Inc.*	22,530	858,618
Match Group, Inc.*	30,528	551,336
Palantir Technologies, Inc., Cl. A*,@	6,606	50,536
SPS Commerce, Inc.*	5,309	331,175
Tencent Holdings Ltd.	13,665	362,152
Yahoo! Inc.*+	22,174	921,330
		8,744,957
INVESTMENT BANKING & BROKERAGE—0.5%
Morgan Stanley	12,495	419,457
LIFE SCIENCES TOOLS & SERVICES—3.8%
Bio-Techne Corp.	19,913	2,070,753
Thermo Fisher Scientific, Inc.+	6,860	1,008,626
		3,079,379
MANAGED HEALTH CARE—1.0%
UnitedHealth Group, Inc.+	5,865	828,900

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND
Schedule of Investments October 31, 2016 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
MOVIES & ENTERTAINMENT—1.0%
Lions Gate Entertainment Corp.	39,088	$795,832
OIL & GAS EXPLORATION & PRODUCTION—1.2%
Anadarko Petroleum Corp.	8,275	491,866
EOG Resources, Inc.	5,319	480,944
		972,810
PACKAGED FOODS & MEATS—0.5%
Hain Celestial Group, Inc.*	11,980	435,713
PHARMACEUTICALS—1.2%
Allergan PLC.*	4,835	1,010,225
RESEARCH & CONSULTING SERVICES—0.5%
Verisk Analytics, Inc., Cl. A*	5,239	427,240
RESTAURANTS—1.8%
Shake Shack, Inc., Cl. A*+	26,402	841,960
Wingstop, Inc.+	23,080	617,621
		1,459,581
SEMICONDUCTORS—3.8%
Broadcom Ltd.+	6,042	1,028,832
Microsemi Corp.*+	11,265	474,594
NXP Semiconductors NV*+	7,621	762,100
Skyworks Solutions, Inc.	11,300	869,422
		3,134,948
SOFT DRINKS—2.0%
PepsiCo, Inc.+	15,074	1,615,933
SYSTEMS SOFTWARE—3.5%
Microsoft Corp.+	29,283	1,754,637
ServiceNow, Inc.*	6,653	584,865
TubeMogul, Inc.*+	69,788	509,453
		2,848,955
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—3.1%
Apple, Inc.+	22,589	2,564,755
TOBACCO—1.0%
Philip Morris International, Inc.+	8,344	804,695
TRADING COMPANIES & DISTRIBUTORS—0.8%
HD Supply Holdings, Inc.*+	19,290	636,570
TOTAL COMMON STOCKS
(Cost $53,335,498)		57,193,529
PREFERRED STOCKS—0.9%	SHARES	VALUE
BIOTECHNOLOGY—0.4%
Prosetta Biosciences, Inc., Series D*,@,(a)	41,418	167,328
Tolero Pharmaceuticals, Inc., Series B*,@,(a)	106,120	136,895
		304,223
INTERNET SOFTWARE & SERVICES—0.3%
Palantir Technologies, Inc., Cl. B*,@	26,941	206,099

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND
Schedule of Investments October 31, 2016 (Continued)

PREFERRED STOCKS—(CONT.)	SHARES	VALUE
INTERNET SOFTWARE & SERVICES—(CONT.)
Palantir Technologies, Inc., Cl. D*,@	3,510	$26,851
		232,950
PHARMACEUTICALS—0.2%
Intarcia Therapeutics, Inc., Series DD*,@	2,964	169,067
TOTAL PREFERRED STOCKS
(Cost $803,533)		706,240
RIGHTS—0.0%	SHARES	VALUE
BIOTECHNOLOGY—0.0%
Adolor Corp., CPR, 12/31/2049*,@,(b)	49,870	–
(Cost $–)		–
MASTER LIMITED PARTNERSHIP—1.2%	SHARES	VALUE
ASSET MANAGEMENT & CUSTODY BANKS—1.2%
The Blackstone Group LP.+	41,209	1,031,461
(Cost $1,094,061)		1,031,461
REAL ESTATE INVESTMENT TRUST—4.1%	SHARES	VALUE
MORTGAGE—0.6%
Blackstone Mortgage Trust, Inc., Cl. A	16,021	483,834
SPECIALIZED—3.5%
Crown Castle International Corp.+	19,399	1,765,115
Lamar Advertising Co., Cl. A	17,401	1,104,094
		2,869,209
TOTAL REAL ESTATE INVESTMENT TRUST
(Cost $3,289,402)		3,353,043
PURCHASED OPTIONS—0.1%	CONTRACTS	VALUE
CALL OPTIONS—0.0%
Twitter, Inc. /December/ 23*	469	13,601
(Cost $90,029)		13,601
PUT OPTIONS—0.1%
S&P 500/ December/ 2075	20	62,000
(Cost $61,446)		62,000
TOTAL PURCHASED OPTIONS
(Cost $151,475)		75,601
U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING	PRINCIPAL
MORTGAGE-BACKED)—36.5%	AMOUNT	VALUE

United States Treasury Bill, 0.00%, 11/17/16	30,000,000	29,996,464
(Cost $29,996,464)		29,996,464

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND
Schedule of Investments October 31, 2016 (Continued)

SPECIAL PURPOSE VEHICLE—0.2%	SHARES	VALUE
CONSUMER FINANCE—0.2%
JS Kred SPV I, LLC.@	159,212	$165,437
(Cost $159,212)		165,437
Total Investments
(Cost $88,829,645)(c)	112.7%	92,521,775
Liabilities in Excess of Other Assets	(12.7)%	(10,423,808)
NET ASSETS	100.0%	$82,097,967

# American Depositary Receipts.
(a) Deemed an affiliate of the Alger fund complex during the year for purposes of Section 2(a)(3) of the Investment
Company Act of 1940. See Affiliated Securities Note 11.
(b) Right - Contingent Payment Right granted December 13, 2011 and may not be sold. Right is deemed to be illiquid and represents 0.0% of the net assets of the Fund.
(c) At October 31, 2016, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $91,372,496, amounted to $1,149,279 which consisted of aggregate gross unrealized appreciation of
$7,047,280 and aggregate gross unrealized depreciation of $5,898,001.
* Non-income producing security.
@ Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	10/31/2016
Adolor Corp., CPR ,
12/31/2049	10/24/11	$0	0.00%	$0	0.00%
Intarcia Therapeutics, Inc., Series
DD	03/27/14	96,004	0.14%	169,067	0.21%
JS Kred SPV I, LLC.	06/26/15	159,212	0.15%	165,437	0.20%
Palantir Technologies, Inc., Cl. A	10/07/14	42,985	0.05%	50,536	0.06%
Palantir Technologies, Inc., Cl. B	10/07/14	177,903	0.22%	206,099	0.25%
Palantir Technologies, Inc., Cl. D	10/14/14	23,176	0.03%	26,851	0.03%
Prosetta Biosciences, Inc., Series D	02/06/15	186,381	0.25%	167,328	0.20%
Tolero Pharmaceuticals, Inc.	08/01/14	154,147	0.20%	65,929	0.08%
Tolero Pharmaceuticals, Inc.	10/31/14	165,922	0.20%	70,966	0.09%
Total				$922,213	1.12%

+ All or a portion of this security is held as collateral for securities sold short.

Industry classifications are unaudited.
See Notes to Financial Statements.

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND
Schedule of Investments- Securities Sold Short October 31, 2016

COMMON STOCKS—-21.3%	SHARES	VALUE
AGRICULTURAL & FARM MACHINERY—-0.4%
Deere & Co.	(3,360)	$(296,688)
AIR FREIGHT & LOGISTICS—-0.2%
Expeditors International of Washington, Inc.	(3,304)	(170,057)
AIRLINES—-0.2%
JetBlue Airways Corp.*	(10,355)	(181,005)
APPAREL ACCESSORIES & LUXURY GOODS—-0.2%
Carter's, Inc.	(1,439)	(124,243)
APPAREL RETAIL—-0.2%
The Children's Place Retail Stores, Inc.	(2,239)	(170,052)
APPLICATION SOFTWARE—-1.0%
Citrix Systems, Inc.*	(5,620)	(476,576)
Workday, Inc., Cl. A*	(4,221)	(365,876)
		(842,452)
ASSET MANAGEMENT & CUSTODY BANKS—-0.6%
Ameriprise Financial, Inc.	(2,570)	(227,162)
T. Rowe Price Group, Inc.	(3,930)	(251,559)
		(478,721)
AUTO PARTS & EQUIPMENT—-0.4%
Gentex Corp.	(20,875)	(352,996)
BIOTECHNOLOGY—-0.8%
Alkermes PLC.*	(5,090)	(256,587)
Genomic Health, Inc.*	(7,605)	(226,705)
Seattle Genetics, Inc.*	(2,491)	(128,785)
		(612,077)
BROADCASTING—-0.3%
Scripps Networks Interactive, Inc., Cl. A	(4,314)	(277,649)
BROADCASTING & CABLE TV—-0.2%
Pandora Media, Inc.*	(12,842)	(145,500)
BUILDING PRODUCTS—-0.3%
Lennox International, Inc.	(1,745)	(254,578)
CABLE & SATELLITE—-0.3%
AMC Networks, Inc.*	(4,443)	(217,396)
CASINOS & GAMING—-0.6%
Wynn Resorts Ltd.	(5,165)	(488,351)
COMPUTER & ELECTRONICS RETAIL—-0.5%
Best Buy Co., Inc.	(10,661)	(414,820)
CONSUMER FINANCE—-0.3%
Capital One Financial Corp.	(3,525)	(260,991)
DATA PROCESSING & OUTSOURCED SERVICES—-0.7%
Automatic Data Processing, Inc.	(6,400)	(557,184)
FOOD RETAIL—-0.2%
Whole Foods Market, Inc.	(6,615)	(187,138)
GAS UTILITIES—-0.3%
National Fuel Gas Co.	(5,310)	(278,138)

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND
Schedule of Investments- Securities Sold Short October 31, 2016 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
HEALTH CARE DISTRIBUTORS—-0.3%
Patterson Cos., Inc.	(6,565)	$(280,391)
HEALTH CARE EQUIPMENT—-0.7%
Abbott Laboratories	(3,970)	(155,783)
Globus Medical, Inc., Cl. A*	(8,000)	(177,040)
ResMed, Inc.	(3,920)	(234,298)
		(567,121)
HEALTH CARE FACILITIES—-0.4%
Healthsouth Corp.	(7,220)	(289,883)
HEALTH CARE SERVICES—-0.5%
Express Scripts, Inc.*	(5,616)	(378,518)
HEALTH CARE SUPPLIES—-0.2%
The Cooper Cos., Inc.	(945)	(166,358)
HEALTH CARE TECHNOLOGY—-0.3%
Cerner Corp.*	(3,583)	(209,892)
HOTELS RESORTS & CRUISE LINES—-0.3%
Hilton Worldwide Holdings, Inc.	(9,168)	(207,197)
HOUSEWARES & SPECIALTIES—-0.1%
Tupperware Brands Corp.	(1,969)	(117,195)
INSURANCE BROKERS—-0.6%
Aon PLC.	(4,620)	(512,035)
INTEGRATED OIL & GAS—-0.5%
Exxon Mobil Corp.	(3,120)	(259,958)
Statoil ASA#	(11,545)	(187,491)
		(447,449)
INTERNET SOFTWARE & SERVICES—-0.8%
Cimpress NV*	(3,135)	(260,989)
VeriSign, Inc.*	(2,220)	(186,524)
WebMD Health Corp.*	(4,150)	(203,890)
		(651,403)
IT CONSULTING & OTHER SERVICES—-0.9%
Accenture PLC., Cl. A	(3,880)	(451,011)
Gartner, Inc.*	(2,975)	(255,969)
		(706,980)
LEISURE PRODUCTS—-0.1%
Polaris Industries, Inc.	(1,435)	(109,935)
LIFE SCIENCES TOOLS & SERVICES—-0.2%
Quintiles Transnational Holdings, Inc.*	(1,722)	(123,536)
MANAGED HEALTH CARE—-0.3%
Anthem, Inc.	(2,320)	(282,715)
MARKET INDICES—-1.3%
iShares Russell 2000 Growth	(3,115)	(435,695)
Powershares QQQ Trust Series 1	(5,535)	(647,540)
		(1,083,235)

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND
Schedule of Investments- Securities Sold Short October 31, 2016 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
MOTORCYCLE MANUFACTURERS—-0.2%
Harley-Davidson, Inc.	(3,427)	$(195,408)
OIL & GAS REFINING & MARKETING—-0.4%
Phillips 66	(3,505)	(284,431)
REGIONAL BANKS—-0.8%
Cullen/Frost Bankers, Inc.	(5,599)	(425,468)
Hancock Holding Co.	(7,140)	(239,547)
		(665,015)
RESTAURANTS—-1.2%
Brinker International, Inc.	(3,280)	(161,507)
Chuy's Holdings, Inc.*	(6,420)	(182,328)
Restaurant Brands International, Inc.	(5,305)	(235,913)
Texas Roadhouse, Inc.	(5,455)	(221,037)
Zoe's Kitchen, Inc.*	(8,195)	(185,781)
		(986,566)
SEMICONDUCTORS—-0.7%
Analog Devices, Inc.	(2,760)	(176,916)
Qorvo, Inc.*	(2,670)	(148,586)
Taiwan Semiconductor Manufacturing Co., Ltd.#	(7,465)	(232,161)
		(557,663)
SPECIALTY CHEMICALS—-0.3%
The Valspar Corp.	(2,615)	(260,454)
SPECIALTY STORES—-0.3%
Sally Beauty Holdings, Inc.*	(8,870)	(230,088)
SYSTEMS SOFTWARE—-1.1%
Check Point Software Technologies Ltd.*	(6,900)	(583,464)
Oracle Corp.	(4,705)	(180,766)
Tableau Software, Inc., Cl. A*	(3,211)	(154,289)
		(918,519)
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—-0.2%
Electronics For Imaging, Inc.*	(4,404)	(187,302)
TRADING COMPANIES & DISTRIBUTORS—-0.5%
WW Grainger, Inc.	(1,925)	(400,631)
TRUCKING—-0.4%
Ryder System, Inc.	(5,080)	(352,501)
TOTAL COMMON STOCKS
(Proceeds $17,152,655)		$(17,482,457)
REAL ESTATE INVESTMENT TRUST—-0.8%	SHARES	VALUE
OFFICE REITS—-0.3%
Boston Properties, Inc.	(2,040)	(245,779)
RETAIL REITS—-0.3%
Simon Property Group, Inc.	(1,255)	(233,380)
SPECIALIZED REITS—-0.2%
Host Hotels & Resorts, Inc.	(13,449)	(208,190)
TOTAL REAL ESTATE INVESTMENT TRUST

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND
Schedule of Investments- Securities Sold Short October 31, 2016 (Continued)

REAL ESTATE INVESTMENT TRUST—(CONT.)	SHARES	VALUE
SPECIALIZED REITS—(CONT.)
(Proceeds $694,544)		$(687,349)
Total (Proceeds $17,847,199)		$(18,169,806)

* Non-income producing security.
# American Depositary Receipts.
Industry classifications are unaudited.
See Notes to Financial Statements.

THE ALGER FUNDS II | ALGER EMERGING MARKETS FUND
Schedule of Investments October 31, 2016

COMMON STOCKS—95.4%	SHARES	VALUE
BRAZIL—7.3%
DEPARTMENT STORES—0.9%
Lojas Renner SA*	42,154	$356,426
DIVERSIFIED BANKS—1.0%
Banco Bradesco SA*	38,819	406,516
DIVERSIFIED REAL ESTATE ACTIVITIES—1.1%
BR Malls Participacoes SA*	113,328	453,561
DRUG RETAIL—0.4%
Raia Drogasil SA	7,500	166,429
INDEPENDENT POWER AND RENEWABLE ENERGY—0.9%
AES Tiete Energia SA	72,920	377,702
MULTI-LINE INSURANCE—1.1%
BB Seguridade Participacoes SA	42,217	424,913
PERSONAL PRODUCTS—0.5%
Hypermarcas SA	23,915	200,412
RAILROADS—0.8%
Rumo Logistica Operadora Multimodal SA*	144,622	323,370
STEEL—0.6%
Gerdau SA*	74,786	258,089
TOTAL BRAZIL
(Cost $2,483,864)		2,967,418
CHILE—0.5%
SOFT DRINKS—0.5%
Embotelladora Andina SA	54,341	220,444
(Cost $185,443)
CHINA—18.5%
APPAREL ACCESSORIES & LUXURY GOODS—1.0%
Li Ning Co., Ltd.*	578,500	413,155
COMMODITY CHEMICALS—0.8%
Green Seal Holdings Ltd.	64,000	339,825
CONSTRUCTION MATERIALS—0.8%
Anhui Conch Cement Co., Ltd.	115,500	319,230
DIVERSIFIED BANKS—1.6%
China Construction Bank Corp.	905,700	661,381
ELECTRICAL COMPONENTS & EQUIPMENT—0.7%
Byd Co., Ltd.	44,500	292,957
ELECTRONIC MANUFACTURING SERVICES—0.5%
FIH Mobile Ltd.	567,000	187,111
HEALTH CARE FACILITIES—0.7%
Phoenix Healthcare Group Co., Ltd.	183,413	291,458
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS—0.8%
Huaneng Renewables Corp., Ltd.	1,002,360	335,870
INTEGRATED OIL & GAS—2.0%
China Petroleum & Chemical Corp.	595,023	430,318

THE ALGER FUNDS II | ALGER EMERGING MARKETS FUND
Schedule of Investments October 31, 2016 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
CHINA—(CONT.)
INTEGRATED OIL & GAS—(CONT.)
PetroChina Co., Ltd.	558,000	$381,801
		812,119
INTERNET RETAIL—0.7%
JD.com, Inc.#*	11,446	297,024
INTERNET SOFTWARE & SERVICES—7.8%
Alibaba Group Holding Ltd.#*	12,469	1,267,973
Tencent Holdings Ltd.	70,907	1,879,189
		3,147,162
LIFE & HEALTH INSURANCE—1.1%
Ping An Insurance Group Co., of China Ltd.	80,032	421,247
TOTAL CHINA
(Cost $6,435,273)		7,518,539
COLOMBIA—0.9%
CONSTRUCTION MATERIALS—0.9%
Cementos Argos SA	100,657	366,904
(Cost $399,859)
HONG KONG—6.8%
CONSTRUCTION & ENGINEERING—1.0%
China State Construction International Holdings Ltd.	285,368	416,306
INDUSTRIAL CONGLOMERATES—1.0%
China Everbright International Ltd.	332,299	397,238
LIFE & HEALTH INSURANCE—1.3%
AIA Group Ltd.	81,319	511,575
MOVIES & ENTERTAINMENT—0.4%
IMAX China Holding, Inc.*(a)	35,000	165,485
PACKAGED FOODS & MEATS—0.8%
China Mengniu Dairy Co., Ltd.	171,000	323,020
REAL ESTATE DEVELOPMENT—0.5%
China Overseas Land & Investment Ltd.	67,033	205,783
WIRELESS TELECOMMUNICATION SERVICES—1.8%
China Mobile Ltd.	65,230	747,296
TOTAL HONG KONG
(Cost $2,863,122)		2,766,703
INDIA—9.5%
ALUMINUM—0.5%
Hindalco Industries Ltd.	99,125	223,206
AUTOMOBILE MANUFACTURERS—1.2%
Maruti Suzuki India Ltd.	5,317	470,599
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—0.9%
Tata Motors Ltd.#	9,405	370,651
CONSTRUCTION MATERIALS—1.0%
Shree Cement Ltd.	1,557	394,379
DIVERSIFIED BANKS—2.5%
HDFC Bank Ltd.	31,809	712,787

THE ALGER FUNDS II | ALGER EMERGING MARKETS FUND
Schedule of Investments October 31, 2016 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
INDIA—(CONT.)
DIVERSIFIED BANKS—(CONT.)
Kotak Mahindra Bank Ltd.	25,108	$308,759
		1,021,546
PHARMACEUTICALS—2.4%
Aurobindo Pharma Ltd.	53,760	659,519
Sun Pharmaceutical Industries Ltd.	29,019	325,730
		985,249
TOBACCO—1.0%
ITC Ltd.*	111,854	405,500
TOTAL INDIA
(Cost $3,225,066)		3,871,130
INDONESIA—3.4%
ALTERNATIVE CARRIERS—0.5%
Tower Bersama Infrastructure Tbk PT	468,000	214,240
AUTOMOBILE MANUFACTURERS—1.0%
Astra International Tbk PT	614,200	387,503
DIVERSIFIED BANKS—0.9%
Bank Rakyat Indonesia Persero Tbk., PT	410,069	382,910
HEALTH CARE FACILITIES—1.0%
Mitra Keluarga Karyasehat Tbk PT	1,835,100	390,941
TOTAL INDONESIA
(Cost $1,279,447)		1,375,594
ISRAEL—0.9%
OIL & GAS REFINING & MARKETING—0.9%
Reliance Industries Ltd.	22,218	350,092
(Cost $335,667)
LUXEMBOURG—1.9%
APPLICATION SOFTWARE—1.0%
Globant SA*	9,205	400,417
PACKAGED FOODS & MEATS—0.9%
Adecoagro SA*	32,423	356,653
TOTAL LUXEMBOURG
(Cost $653,177)		757,070
MACAU—0.4%
CASINOS & GAMING—0.4%
Sands China Ltd.	41,045	178,124
(Cost $181,857)
MALAYSIA—1.2%
COMMODITY CHEMICALS—0.6%
Petronas Chemicals Group Bhd	145,700	243,053
CONSTRUCTION & ENGINEERING—0.6%
IJM Corp., Bhd	327,400	257,638
TOTAL MALAYSIA
(Cost $502,203)		500,691

THE ALGER FUNDS II | ALGER EMERGING MARKETS FUND
Schedule of Investments October 31, 2016 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
MEXICO—4.5%
AIRLINES—0.5%
Controladora Vuela Cia de Aviacion SAB de CV#*	11,565	$221,007
DIVERSIFIED BANKS—2.0%
Banregio Grupo Financiero SAB de CV*	65,778	431,165
Grupo Financiero Banorte SAB de CV	64,760	382,040
		813,205
DIVERSIFIED REAL ESTATE ACTIVITIES—1.0%
Corp Inmobiliaria Vesta SAB de CV	255,888	386,800
SPECIALIZED FINANCE—1.0%
Unifin Financiera SAB de CV SOFOM ENR	135,799	401,998
TOTAL MEXICO
(Cost $1,703,679)		1,823,010
NETHERLAND—2.5%
FOOD RETAIL—1.7%
X5 Retail Group NV*,(b)	22,749	678,067
INTERNET SOFTWARE & SERVICES—0.8%
Yandex NV*	16,543	325,731
TOTAL NETHERLAND
(Cost $804,556)		1,003,798
PERU—0.6%
DIVERSIFIED METALS & MINING—0.6%
Cia de Minas Buenaventura SAA#*	16,853	223,976
(Cost $210,943)
PHILIPPINES—1.2%
HOTELS RESORTS & CRUISE LINES—0.6%
Bloomberry Resorts Corp.*	1,959,900	239,176
MULTI-SECTOR HOLDINGS—0.6%
Metro Pacific Investments Corp.	1,740,500	259,145
TOTAL PHILIPPINES
(Cost $453,876)		498,321
RUSSIA—0.7%
WIRELESS TELECOMMUNICATION SERVICES—0.7%
VimpelCom Ltd.#	84,305	281,579
(Cost $295,493)
SOUTH AFRICA—4.6%
CABLE & SATELLITE—2.2%
Naspers Ltd.	5,485	918,544
DIVERSIFIED BANKS—0.8%
Capitec Bank Holdings Ltd.*	6,607	335,362
PAPER & FOREST PRODUCTS—0.7%
Sappi Ltd.*	49,519	275,511
PHARMACEUTICALS—0.9%
Aspen Pharmacare Holdings Ltd.	16,125	351,245
TOTAL SOUTH AFRICA
(Cost $1,574,535)		1,880,662

THE ALGER FUNDS II | ALGER EMERGING MARKETS FUND
Schedule of Investments October 31, 2016 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
SOUTH KOREA—14.0%
AUTO PARTS & EQUIPMENT—1.2%
Mando Corp.	2,088	$488,402
BIOTECHNOLOGY—0.6%
Hugel, Inc.*	761	227,972
COMMODITY CHEMICALS—0.9%
LG Chem Ltd.	1,686	362,276
DIVERSIFIED BANKS—1.1%
KB Financial Group, Inc.	11,687	432,803
DIVERSIFIED METALS & MINING—0.5%
Korea Zinc Co., Ltd.*	537	213,318
HOUSEHOLD PRODUCTS—0.6%
LG Household & Health Care Ltd.*	334	239,027
INDUSTRIAL MACHINERY—0.8%
Viatron Technologies, Inc.	17,515	308,246
PACKAGED FOODS & MEATS—0.6%
CJ CheilJedang Corp.	787	240,199
PERSONAL PRODUCTS—0.5%
Amorepacific Corp.*	696	218,150
PROPERTY & CASUALTY INSURANCE—1.2%
Hyundai Marine & Fire Insurance Co., Ltd.*	15,814	488,348
SEMICONDUCTORS—5.3%
Samsung Electronics Co., Ltd.	1,350	1,931,779
SK Hynix, Inc.	6,089	217,877
		2,149,656
TRUCKING—0.7%
CJ Korea Express Corp.*	1,698	298,401
TOTAL SOUTH KOREA
(Cost $5,277,692)		5,666,798
SWITZERLAND—1.5%
IT CONSULTING & OTHER SERVICES—1.5%
Luxoft Holding, Inc.*	11,077	587,081
(Cost $500,131)
TAIWAN—10.9%
COMPUTER STORAGE & PERIPHERALS—1.3%
Primax Electronics Ltd.	333,000	527,131
DIVERSIFIED BANKS—1.0%
E.Sun Financial Holding Co., Ltd.*	732,060	416,123
ELECTRONIC EQUIPMENT MANUFACTURERS—0.9%
Egis Technology, Inc.*	51,000	369,668
ENVIRONMENTAL & FACILITIES SERVICES—0.8%
Sunny Friend Environmental Technology Co., Ltd.	94,000	336,457
RESTAURANTS—0.9%
Gourmet Master Co., Ltd.	39,650	356,146
SEMICONDUCTORS—3.7%
ASPEED Technology, Inc.	20,079	289,504

THE ALGER FUNDS II | ALGER EMERGING MARKETS FUND
Schedule of Investments October 31, 2016 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
TAIWAN—(CONT.)
SEMICONDUCTORS—(CONT.)
eMemory Technology, Inc.	27,000	$286,306
Silergy Corp.*	28,000	408,329
Sitronix Technology Corp.*	134,000	496,306
		1,480,445
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—1.2%
Ennoconn Corp.	31,000	491,686
TEXTILES—1.1%
Eclat Textile Co., Ltd.*	38,000	430,975
TOTAL TAIWAN
(Cost $3,987,129)		4,408,631
THAILAND—1.9%
CONSTRUCTION & ENGINEERING—1.1%
Sino-Thai Engineering & Construction PCL*	627,077	455,957
OIL & GAS EXPLORATION & PRODUCTION—0.8%
PTT Exploration & Production PCL	131,085	309,808
TOTAL THAILAND
(Cost $658,232)		765,765
TURKEY—0.4%
DIVERSIFIED BANKS—0.4%
Turkiye Garanti Bankasi AS	59,828	162,800
(Cost $175,371)
UNITED KINGDOM—1.3%
DIVERSIFIED METALS & MINING—0.5%
Antofagasta PLC.	28,833	191,778
HEALTH CARE FACILITIES—0.8%
NMC Health PLC.	19,183	343,057
TOTAL UNITED KINGDOM
(Cost $499,187)		534,835
TOTAL COMMON STOCKS
(Cost $34,685,802)		38,709,965
PREFERRED STOCKS—1.0%	SHARES	VALUE
BRAZIL—1.0%
INTEGRATED OIL & GAS—1.0%
Petroleo Brasileiro SA*	71,548	396,362
(Cost $311,791)
SPECIAL PURPOSE VEHICLE—0.1%	SHARES	VALUE
UNITED STATES—0.1%
CONSUMER FINANCE—0.1%
JS Kred SPV I, LLC.@	43,241	44,932
(Cost $43,241)
Total Investments
(Cost $35,040,834)(c)	96.5%	39,151,259
Other Assets in Excess of Liabilities	3.5%	1,430,569
NET ASSETS	100.0%	$40,581,828

THE ALGER FUNDS II | ALGER EMERGING MARKETS FUND
Schedule of Investments October 31, 2016 (Continued)

# American Depositary Receipts.
(a) Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers.  These securities are however deemed to be liquid and represent 0.4% of the net assets of the Portfolio.
(b) Global Depositary Receipts.
(c) At October 31, 2016, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $35,182,679, amounted to $3,968,580 which consisted of aggregate gross unrealized appreciation of
$4,953,659 and aggregate gross unrealized depreciation of $985,079.
* Non-income producing security.
@ Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	10/31/2016
JS Kred SPV I, LLC.	06/26/15	$43,241	0.15%	$44,932	0.11%
Total				$44,932	0.11%

Industry classifications are unaudited.
See Notes to Financial Statements.

THE ALGER FUNDS II
Statement of Assets and Liabilities October 31, 2016

	Alger Spectra Fund	Alger Green Fund

ASSETS:
Investments in securities, at value (Identified cost below)*
see accompanying schedules of investments	$5,107,536,960	$63,156,472
Investments in affiliated securities, at value (Identified cost
below)** see accompanying schedules of investments	15,646,063	62,019
Cash and cash equivalents (a)	152,679,641	2,149,409
Receivable for investment securities sold	136,793,411	83,665
Receivable for shares of beneficial interest sold	7,720,650	64,201
Dividends and interest receivable	1,676,267	46,508
Receivable from Investment Manager	—	1,513
Prepaid expenses	523,106	56,839
Total Assets	5,422,576,098	65,620,626

LIABILITIES:
Securities sold short, at value ‡	153,118,097	—
Payable for investment securities purchased	75,616,556	—
Payable for shares of beneficial interest redeemed	10,561,724	29,007
Accrued investment advisory fees	3,514,136	40,140
Accrued transfer agent fees	1,435,958	37,790
Accrued distribution fees	1,336,658	17,719
Accrued administrative fees	123,591	1,555
Accrued shareholder administrative fees	58,857	772
Accrued other expenses	450,769	31,301
Total Liabilities	246,216,346	158,284
NET ASSETS	$5,176,359,752	$65,462,342

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	4,509,343,504	44,141,752
Undistributed net investment income (accumulated loss)	(8,808,584)	6,127
Undistributed net realized gain	23,336,486	2,520,305
Net unrealized appreciation on investments	652,488,346	18,794,158
NET ASSETS	$5,176,359,752	$65,462,342
* Identified cost	$4,458,459,087	$44,344,645
** Identified cost	$17,583,831	$79,688
‡ Proceeds received on short sales	$158,466,339	$—
(a) Includes restricted cash held as collateral for short sales	$85,511,422	$—
See Notes to Financial Statements.

THE ALGER FUNDS II
Statement of Assets and Liabilities October 31, 2016 (Continued)

Alger Spectra Fund		Alger Green Fund

NET ASSETS BY CLASS:
Class A	$1,635,495,154	$31,321,165
Class C	$815,694,149	$5,580,489
Class I	$1,222,782,786	$28,461,356
Class Z	$1,502,387,663	$99,332

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	96,736,157	3,425,753
Class C	51,639,914	651,653
Class I	71,683,875	3,116,438
Class Z	87,318,339	10,870

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$16.91	$9.14
Class A — Offering Price Per Share
(includes a 5.25% sales charge)	$17.84	$9.65
Class C — Net Asset Value Per Share Class C	$15.80	$8.56
Class I — Net Asset Value Per Share Class I	$17.06	$9.13
Class Z — Net Asset Value Per Share Class Z	$17.21	$9.14
See Notes to Financial Statements.

THE ALGER FUNDS II
Statement of Assets and Liabilities October 31, 2016 (Continued)

	Alger Mid Cap Focus	Alger Dynamic
	Fund	Opportunities Fund

ASSETS:
Investments in securities, at value (Identified cost below)*
see accompanying schedules of investments	$7,271,123	$92,217,552
Investments in affiliated securities, at value (Identified cost
below)** see accompanying schedules of investments	—	304,223
Cash and cash equivalents (a)	734,722	8,304,197
Receivable for investment securities sold	160,329	458,061
Receivable for shares of beneficial interest sold	—	47,646
Dividends and interest receivable	12,415	7,497
Receivable from Investment Manager	10,550	—
Prepaid expenses	52,522	52,995
Total Assets	8,241,661	101,392,171

LIABILITIES:
Securities sold short, at value ‡	—	18,169,806
Payable for investment securities purchased	100,209	745,641
Payable for shares of beneficial interest redeemed	—	210,017
Accrued investment advisory fees	5,223	86,018
Accrued transfer agent fees	2,908	20,082
Accrued distribution fees	1,960	12,983
Accrued administrative fees	192	1,971
Accrued shareholder administrative fees	106	928
Dividends payable	—	9,268
Accrued other expenses	23,684	37,490
Total Liabilities	134,282	19,294,204
NET ASSETS	$8,107,379	$82,097,967

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	8,276,498	82,226,298
Undistributed net investment income (accumulated loss)	(1,777)	(1,202,940)
Undistributed net realized gain (accumulated realized loss)	(137,404)	(2,294,913)
Net unrealized appreciation (depreciation) on investments	(29,938)	3,369,522
NET ASSETS	$8,107,379	$82,097,967
* Identified cost	$7,301,061	$88,323,195
** Identified cost	$—	$506,450
‡ Proceeds received on short sales	$—	$17,847,199
(a) Includes restricted cash held as collateral for short sales	$—	$6,702,362
See Notes to Financial Statements.

THE ALGER FUNDS II
Statement of Assets and Liabilities October 31, 2016 (Continued)

Alger Mid Cap Focus		Alger Dynamic
	Fund	Opportunities Fund

NET ASSETS BY CLASS:
Class A	$6,080,555	$30,030,711
Class C	$352,262	$7,120,101
Class I	$1,575,623	$—
Class Z	$98,939	$44,947,155

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	544,593	2,582,658
Class C	33,592	643,095
Class I	141,556	—
Class Z	8,889	3,800,448

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$11.17	$11.63
Class A — Offering Price Per Share
(includes a 5.25% sales charge)	$11.78	$12.27
Class C — Net Asset Value Per Share Class C	$10.49	$11.07
Class I — Net Asset Value Per Share Class I	$11.13	$—
Class Z — Net Asset Value Per Share Class Z	$11.13	$11.83
See Notes to Financial Statements.

THE ALGER FUNDS II
Statement of Assets and Liabilities October 31, 2016 (Continued)

Alger Emerging
Markets Fund

ASSETS:
Investments in securities, at value (Identified cost below)*
see accompanying schedules of investments	$39,151,259
Cash and cash equivalents	1,113,130
Foreign cash †	499,398
Receivable for investment securities sold	653,990
Receivable for shares of beneficial interest sold	115,745
Dividends and interest receivable	7,484
Receivable from Investment Manager	12,069
Prepaid expenses	54,583
Total Assets	41,607,658

LIABILITIES:
Payable for investment securities purchased	832,880
Payable for shares of beneficial interest redeemed	95,505
Foreign capital gain tax payable	3,185
Accrued investment advisory fees	30,626
Accrued transfer agent fees	9,134
Accrued distribution fees	6,632
Accrued administrative fees	936
Accrued shareholder administrative fees	389
Accrued other expenses	46,543
Total Liabilities	1,025,830
NET ASSETS	$40,581,828

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	41,720,961
Undistributed net investment income (accumulated loss)	(75,312)
Undistributed net realized gain (accumulated realized loss)	(5,171,799)
Net unrealized appreciation on investments	4,107,978
NET ASSETS	$40,581,828
* Identified cost	$35,040,834
† Cost of foreign cash	$498,328
See Notes to Financial Statements.

THE ALGER FUNDS II
Statement of Assets and Liabilities October 31, 2016 (Continued)

Alger Emerging
Markets Fund

NET ASSETS BY CLASS:
Class A	$5,930,600
Class C	$2,848,453
Class I	$14,006,205
Class Y	$114,133
Class Y-2	$114,165
Class Z	$17,568,272

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	652,342
Class C	325,070
Class I	1,549,669
Class Y	12,598
Class Y-2	12,598
Class Z	1,926,426

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$9.09
Class A — Offering Price Per Share
(includes a 5.25% sales charge)	$9.59
Class C — Net Asset Value Per Share Class C	$8.76
Class I — Net Asset Value Per Share Class I	$9.04
Class Y — Net Asset Value Per Share Class Y	$9.06
Class Y-2 — Net Asset Value Per Share Class Y-2	$9.06
Class Z — Net Asset Value Per Share Class Z	$9.12
See Notes to Financial Statements.

THE ALGER FUNDS II
Statement of Operations For the year ended October 31, 2016

	Alger Spectra Fund	Alger Green Fund

INCOME:
Dividends (net of foreign withholding taxes*)	$67,542,463	$1,077,294
Interest from affiliated securities – Note 11	7,579	95
Interest	223,985	7,466
Total Income	67,774,027	1,084,855

EXPENSES:
Advisory fees — Note 3(a)	42,164,426	531,445
Distribution fees — Note 3(c)
Class A	4,467,485	80,666
Class C	8,794,941	56,992
Class I	3,122,165	92,205
Shareholder administrative fees — Note 3(f)	714,314	9,952
Administration fees — Note 3(b)	1,487,726	20,584
Dividends on securities sold short	3,214,497	—
Custodian fees	328,020	25,591
Interest expenses	21,075	—
Borrowing fees on short sales	2,270,639	—
Transfer agent fees and expenses — Note 3(f)	3,552,205	78,450
Printing fees	607,451	10,629
Professional fees	282,970	29,212
Registration fees	349,865	58,970
Trustee fees — Note 3(g)	220,497	3,121
Fund accounting fees	712,487	12,611
Miscellaneous	261,555	7,033
Total Expenses	72,572,318	1,017,461
Less, expense reimbursements/waivers — Note 3(a)	—	(1,513)
Net Expenses	72,572,318	1,015,948
NET INVESTMENT INCOME (LOSS)	(4,798,291)	68,907

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on investments	102,832,330	2,527,326
Net realized (loss) on foreign currency transactions	(29,930)	—
Net realized gain on short sales	13,391,376	—
Net change in unrealized (depreciation) on investments and
foreign currency	(126,993,528)	(3,803,799)
Net change in unrealized (depreciation) on short sales	(10,662,241)	—
Net realized and unrealized (loss) on investments and foreign
currency	(21,461,993)	(1,276,473)
NET DECREASE IN NET ASSETS RESULTING FROM
OPERATIONS	$(26,260,284)	$(1,207,566)
* Foreign withholding taxes	$275,849	$2,659
See Notes to Financial Statements.

THE ALGER FUNDS II
Statement of Operations For the year ended October 31, 2016 (Continued)

	Alger Mid Cap Focus	Alger Dynamic
	Fund	Opportunities Fund

INCOME:
Dividends (net of foreign withholding taxes*)	$101,428	$898,357
Interest	1,047	64,485
Total Income	102,475	962,842

EXPENSES:
Advisory fees — Note 3(a)	62,241	1,223,955
Distribution fees — Note 3(c)
Class A	15,755	91,055
Class C	3,261	94,046
Class I	4,166	—
Shareholder administrative fees — Note 3(f)	1,261	13,179
Administration fees — Note 3(b)	2,282	28,049
Dividends on securities sold short	94	360,626
Custodian fees	28,666	64,296
Interest expenses	—	2,348
Borrowing fees on short sales	—	235,337
Transfer agent fees and expenses — Note 3(f)	6,597	61,899
Printing fees	2,629	15,103
Professional fees	27,116	35,506
Registration fees	55,926	70,294
Trustee fees — Note 3(g)	328	4,086
Fund accounting fees	3,710	16,300
Miscellaneous	3,701	9,874
Total Expenses	217,733	2,325,953
Less, expense reimbursements/waivers — Note 3(a)	(108,257)	—
Net Expenses	109,476	2,325,953
NET INVESTMENT LOSS	(7,001)	(1,363,111)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY:
Net realized (loss) on investments and purchased options	(135,694)	(1,366,908)
Net realized gain (loss) on foreign currency transactions	(4)	938
Net realized (loss) on short sales	—	(196,378)
Net change in unrealized (depreciation) on investments,
options and foreign currency	(687,568)	(1,154,453)
Net change in unrealized (depreciation) on short sales	—	(800,931)
Net realized and unrealized (loss) on investments, options,
and foreign currency	(823,266)	(3,517,732)
NET DECREASE IN NET ASSETS RESULTING FROM
OPERATIONS	$(830,267)	$(4,880,843)
* Foreign withholding taxes	$—	$1,383
See Notes to Financial Statements.

THE ALGER FUNDS II
Statement of Operations For the year ended October 31, 2016 (Continued)

Alger Emerging
Markets Fund

INCOME:
Dividends (net of foreign withholding taxes*)	$459,195
Interest	1,192
Total Income	460,387

EXPENSES:
Advisory fees — Note 3(a)	295,804
Distribution fees — Note 3(c)
Class A	12,913
Class C	25,038
Class I	29,926
Shareholder administrative fees — Note 3(f)	3,476
Administration fees — Note 3(b)	8,190
Dividends on securities sold short	715
Custodian fees	139,246
Transfer agent fees and expenses — Note 3(f)	31,074
Printing fees	8,869
Professional fees	32,269
Registration fees	77,478
Trustee fees — Note 3(g)	1,216
Fund accounting fees	8,899
Miscellaneous	25,037
Total Expenses	700,150
Less, expense reimbursements/waivers — Note 3(a)	(236,914)
Net Expenses	463,236
NET INVESTMENT LOSS	(2,849)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized (loss) on investments	(1,253,898)
Net realized (loss) on foreign currency transactions	(9,853)
Net change in unrealized appreciation on investments and foreign currency	3,303,433
Net realized and unrealized gain on investments and foreign currency	2,039,682
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,036,833
* Foreign withholding taxes	$49,180
See Notes to Financial Statements.

THE ALGER FUNDS II
Statements of Changes in Net Assets

	Alger Spectra Fund
	For the	For the
	Year Ended	Year Ended
	October 31, 2016	October 31, 2015

Net investment loss	$(4,798,291)	$(15,197,838)
Net realized gain on investments and foreign currency	116,193,776	410,668,377
Net change in unrealized appreciation (depreciation) on
investments and foreign currency	(137,655,769)	42,404,519
Net increase (decrease) in net assets resulting from operations	(26,260,284)	437,875,058

Dividends and distributions to shareholders from:
Net realized gains:
Class A	(153,383,448)	(232,068,288)
Class C	(78,165,865)	(86,801,799)
Class I	(103,827,372)	(129,154,885)
Class Z	(125,330,338)	(115,269,367)
Total dividends and distributions to shareholders	(460,707,023)	(563,294,339)

Increase (decrease) from shares of beneficial interest transactions:
Class A	(438,733,857)	450,724,006
Class C	4,132,841	273,947,569
Class I	80,647,352	246,206,432
Class Z	429,073,682	286,905,857
Net increase from shares of beneficial interest transactions —
Note 6(a)	75,120,018	1,257,783,864

Redemption Fees:
Class A	—	15,847
Class C	—	5,723
Total Redemption Fees — Note 6(b)	—	21,570
Total increase (decrease)	(411,847,289)	1,132,386,153

Net Assets:
Beginning of period	5,588,207,041	4,455,820,888
END OF PERIOD	$5,176,359,752	$5,588,207,041
Undistributed net investment income (accumulated loss)	$(8,808,584)	$(19,169,843)
See Notes to Financial Statements.

THE ALGER FUNDS II
Statements of Changes in Net Assets (Continued)

	Alger Green Fund
	For the	For the
	Year Ended	Year Ended
	October 31, 2016	October 31, 2015

Net investment income (loss)	$68,907	$(94,568)
Net realized gain on investments and foreign currency	2,527,326	1,079,283
Net change in unrealized appreciation (depreciation) on
investments and foreign currency	(3,803,799)	3,027,167
Net increase (decrease) in net assets resulting from operations	(1,207,566)	4,011,882

Dividends and distributions to shareholders from:
Net realized gains:
Class A	(447,261)	(887,146)
Class C	(84,420)	(153,204)
Class I	(591,290)	(1,154,776)
Total dividends and distributions to shareholders	(1,122,971)	(2,195,126)

Increase (decrease) from shares of beneficial interest transactions:
Class A	(2,191,339)	1,803,130
Class C	(178,579)	610,920
Class I	(12,959,514)	(19,046)
Class Z	100,000	—
Net increase (decrease) from shares of beneficial interest
transactions — Note 6(a)	(15,229,432)	2,395,004

Redemption Fees:
Class A	—	3
Total Redemption Fees — Note 6(b)	—	3
Total increase (decrease)	(17,559,969)	4,211,763

Net Assets:
Beginning of period	83,022,311	78,810,548
END OF PERIOD	$65,462,342	$83,022,311
Undistributed net investment income (accumulated loss)	$6,127	$(30,136)
See Notes to Financial Statements.

THE ALGER FUNDS II
Statements of Changes in Net Assets (Continued)

	Alger Mid Cap Focus Fund
	For the	For the
	Year Ended	Year Ended
	October 31, 2016	October 31, 2015

Net investment loss	$(7,001)	$(62,383)
Net realized gain (loss) on investments and foreign currency	(135,698)	491,681
Net change in unrealized depreciation on investments and
foreign currency	(687,568)	(282,575)
Net increase (decrease) in net assets resulting from operations	(830,267)	146,723

Dividends and distributions to shareholders from:
Net investment income:
Class A	—	(27,209)
Class I	—	(11,760)
Net realized gains:
Class A	(338,004)	(461,447)
Class C	(17,866)	(26,114)
Class I	(96,019)	(136,646)
Total dividends and distributions to shareholders	(451,889)	(663,176)

Increase (decrease) from shares of beneficial interest transactions:
Class A	341,524	630,791
Class C	67,925	(9,637)
Class I	(131,699)	104,867
Class Z	100,000	—
Net increase from shares of beneficial interest transactions —
Note 6(a)	377,750	726,021
Total increase (decrease)	(904,406)	209,568

Net Assets:
Beginning of period	9,011,785	8,802,217
END OF PERIOD	$8,107,379	$9,011,785
Undistributed net investment income (accumulated loss)	$(1,777)	$(68,354)
See Notes to Financial Statements.

THE ALGER FUNDS II
Statements of Changes in Net Assets (Continued)

	Alger Dynamic Opportunities Fund
	For the	For the
	Year Ended	Year Ended
	October 31, 2016	October 31, 2015

Net investment loss	$(1,363,111)	$(1,396,566)
Net realized gain (loss) on investments, options and foreign
currency	(1,562,348)	2,740,694
Net change in unrealized depreciation on investments, options
and foreign currency	(1,955,384)	(295,072)
Net increase (decrease) in net assets resulting from operations	(4,880,843)	1,049,056

Dividends and distributions to shareholders from:
Net realized gains:
Class A	(1,142,833)	(2,281,541)
Class C	(294,452)	(361,352)
Class Z	(1,894,964)	(1,765,215)
Total dividends and distributions to shareholders	(3,332,249)	(4,408,108)

Increase (decrease) from shares of beneficial interest transactions:
Class A	(34,404,312)	20,842,186
Class C	(2,230,730)	4,618,262
Class Z	2,311,254	18,433,053
Net increase (decrease) from shares of beneficial interest
transactions — Note 6(a)	(34,323,788)	43,893,501

Redemption Fees:
Class A	—	508
Total Redemption Fees — Note 6(b)	—	508
Total increase (decrease)	(42,536,880)	40,534,957

Net Assets:
Beginning of period	124,634,847	84,099,890
END OF PERIOD	$82,097,967	$124,634,847
Undistributed net investment income (accumulated loss)	$(1,202,940)	$(1,238,473)
See Notes to Financial Statements.

THE ALGER FUNDS II
Statements of Changes in Net Assets (Continued)

	Alger Emerging Markets Fund
	For the	For the
	Year Ended	Year Ended
	October 31, 2016	October 31, 2015

Net investment loss	$(2,849)	$(82,913)
Net realized loss on investments and foreign currency	(1,263,751)	(1,769,379)
Net change in unrealized appreciation (depreciation) on
investments and foreign currency	3,303,433	(921,805)
Net increase (decrease) in net assets resulting from operations	2,036,833	(2,774,097)

Dividends and distributions to shareholders from:
Net investment income:
Class A	(4,867)	—
Class I	(4,133)	—
Class Z	(15,394)	—
Total dividends and distributions to shareholders	(24,394)	—

Increase (decrease) from shares of beneficial interest transactions:
Class A	(2,594,517)	2,288,922
Class C	129,621	700,257
Class I	1,467,128	1,497,814
Class Y	100,000	—
Class Y-2	100,000	—
Class Z	12,407,873	1,046,389
Net increase from shares of beneficial interest transactions —
Note 6(a)	11,610,105	5,533,382

Redemption Fees:
Class A	—	10
Class C	—	3
Total Redemption Fees — Note 6(b)	—	13
Total increase	13,622,544	2,759,298

Net Assets:
Beginning of period	26,959,284	24,199,986
END OF PERIOD	$40,581,828	$26,959,284
Undistributed net investment income (accumulated loss)	$(75,312)	$(134,693)
See Notes to Financial Statements.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period

Alger Spectra Fund			Class A
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2016	10/31/2015	10/31/2014	10/31/2013	10/31/2012
Net asset value, beginning of period	$18.45	$19.13	$17.37	$13.82	$12.35
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss)(i)	(0.01)	(0.04)	(0.06)	0.05	0.02
Net realized and unrealized gain (loss)
on investments	(0.03)	1.74	2.82	3.91	1.66
Total from investment operations	(0.04)	1.70	2.76	3.96	1.68
Dividends from net investment income	–	–	–	(0.09)	–
Distributions from net realized gains	(1.50)	(2.38)	(1.00)	(0.32)	(0.21)
Net asset value, end of period	$16.91	$18.45	$19.13	$17.37	$13.82
Total return(ii)	(0.36)%	9.66%	16.56%	29.29%	14.00%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$1,635,495	$2,243,901	$1,846,479	$1,866,317	$1,158,220
Ratio of gross expenses to average
net assets	1.31%(iii)	1.34%(iv)	1.52%(v)	1.52%(vi)	1.49%(vii)
Ratio of expense reimbursements to
average net assets	–	–	–	–	–
Ratio of net expenses to average net
assets	1.31%	1.34%	1.52%	1.52%	1.49%
Ratio of net investment income (loss) to
average net assets	(0.05)%	(0.24)%	(0.35)%	0.35%	0.16%
Portfolio turnover rate	108.51%	143.64%	149.01%	113.69%	139.90%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.
(iii) Includes 0.10% related to dividend expense on short positions and interest expense for the period ended 10/31/16
(iv) Includes 0.15% related to dividend expense on short positions and interest expense for the period ended 10/31/15
(v) Includes 0.27% related to dividend expense on short positions and interest expense for the period ended 10/31/14
(vi) Includes 0.22% related to dividend expense on short positions and interest expense for the period ended 10/31/13
(vii) Includes 0.12% related to dividend expense on short positions and interest expense for the period ended 10/31/12

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period

Alger Spectra Fund			Class C
	Year ended	Year ended	Year ended		Year ended	Year ended
	10/31/2016	10/31/2015	10/31/2014		10/31/2013	10/31/2012
Net asset value, beginning of period	$17.46	$18.35	$16.81		$13.43	$12.09
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(i)	(0.13)	(0.18)	(0.19)		(0.07)	(0.07)
Net realized and unrealized gain (loss)
on investments	(0.03)	1.67	2.73		3.79	1.62
Total from investment operations	(0.16)	1.49	2.54		3.72	1.55
Dividends from net investment income	–	–	–		(0.02)	–
Distributions from net realized gains	(1.50)	(2.38)	(1.00)		(0.32)	(0.21)
Net asset value, end of period	$15.80	$17.46	$18.35		$16.81	$13.43
Total return(ii)	(1.12)%	8.84%	15.69%		28.38%	13.12%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$815,694	$899,108	$650,438		$458,750	$242,972
Ratio of gross expenses to average
net assets	2.07%(iii)	2.11%(iv)	2.27	%(v)	2.28%(vi)	2.24%(vii)
Ratio of expense reimbursements to
average net assets	–	–	–		–	–
Ratio of net expenses to average net
assets	2.07%	2.11%	2.27%		2.28%	2.24%
Ratio of net investment income (loss) to
average net assets	(0.82)%	(1.01)%	(1.12)%		(0.46)%	(0.57)%
Portfolio turnover rate	108.51%	143.64%	149.01%		113.69%	139.90%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.
(iii) Includes 0.10% related to dividend expense on short positions and interest expense for the period ended 10/31/16
(iv) Includes 0.15% related to dividend expense on short positions and interest expense for the period ended 10/31/15
(v) Includes 0.28% related to dividend expense on short positions and interest expense for the period ended 10/31/14
(vi) Includes 0.22% related to dividend expense on short positions and interest expense for the period ended 10/31/13
(vii) Includes 0.13% related to dividend expense on short positions and interest expense for the period ended 10/31/12

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period

Alger Spectra Fund			Class I
	Year ended	Year ended	Year ended		Year ended	Year ended
	10/31/2016	10/31/2015	10/31/2014		10/31/2013	10/31/2012
Net asset value, beginning of period	$18.60	$19.27	$17.48		$13.92	$12.42
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss)(i)	(0.01)	(0.05)	(0.06)		0.06	0.03
Net realized and unrealized gain (loss)
on investments	(0.03)	1.76	2.85		3.91	1.68
Total from investment operations	(0.04)	1.71	2.79		3.97	1.71
Dividends from net investment income	–	–	–		(0.09)	–
Distributions from net realized gains	(1.50)	(2.38)	(1.00)		(0.32)	(0.21)
Net asset value, end of period	$17.06	$18.60	$19.27		$17.48	$13.92
Total return(ii)	(0.35)%	9.65%	16.63%		29.30%	14.07%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$1,222,783	$1,251,395	$1,030,304		$736,036	$431,557
Ratio of gross expenses to average
net assets	1.29%(iii)	1.35%(iv)	1.50	%(v)	1.50%(vi)	1.43%(vii)
Ratio of expense reimbursements to
average net assets	–	–	–		–	–
Ratio of net expenses to average net
assets	1.29%	1.35%	1.50%		1.50%	1.43%
Ratio of net investment income (loss) to
average net assets	(0.05)%	(0.25)%	(0.35)%		0.36%	0.25%
Portfolio turnover rate	108.51%	143.64%	149.01%		113.69%	139.90%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.
(iii) Includes 0.10% related to dividend expense on short positions and interest expense for the period ended 10/31/16
(iv) Includes 0.15% related to dividend expense on short positions and interest expense for the period ended 10/31/15
(v) Includes 0.28% related to dividend expense on short positions and interest expense for the period ended 10/31/14
(vi) Includes 0.22% related to dividend expense on short positions and interest expense for the period ended 10/31/13
(vii) Includes 0.12% related to dividend expense on short positions and interest expense for the period ended 10/31/12

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period

Alger Spectra Fund			Class Z
	Year ended	Year ended	Year ended		Year ended	Year ended
	10/31/2016	10/31/2015	10/31/2014		10/31/2013	10/31/2012
Net asset value, beginning of period	$18.70	$19.30	$17.46		$13.90	$12.38
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss)(i)	0.04	0.01	(0.02)		0.10	0.08
Net realized and unrealized gain (loss)
on investments	(0.03)	1.77	2.86		3.91	1.65
Total from investment operations	0.01	1.78	2.84		4.01	1.73
Dividends from net investment income	–	–	–		(0.13)	–
Distributions from net realized gains	(1.50)	(2.38)	(1.00)		(0.32)	(0.21)
Net asset value, end of period	$17.21	$18.70	$19.30		$17.46	$13.90
Total return(ii)	(0.06)%	9.98%	17.01%		29.68%	14.28%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$1,502,388	$1,193,803	$928,600		$367,709	$215,244
Ratio of gross expenses to average
net assets	0.99%(iii)	1.04%(iv)	1.23	%(v)	1.20%(vi)	1.20%(vii)
Ratio of expense reimbursements to
average net assets	–	–	–		–	–
Ratio of net expenses to average net
assets	0.99%	1.04%	1.23%		1.20%	1.20%
Ratio of net investment income (loss) to
average net assets	0.26%	0.06%	(0.11)%		0.65%	0.60%
Portfolio turnover rate	108.51%	143.64%	149.01%		113.69%	139.90%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.
(iii) Includes 0.10% related to dividend expense on short positions and interest expense for the period ended 10/31/16
(iv) Includes 0.15% related to dividend expense on short positions and interest expense for the period ended 10/31/15
(v) Includes 0.30% related to dividend expense on short positions and interest expense for the period ended 10/31/14
(vi) Includes 0.22% related to dividend expense on short positions and interest expense for the period ended 10/31/13
(vii) Includes 0.17% related to dividend expense on short positions and interest expense for the period ended 10/31/12

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period

Alger Green Fund			Class A
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2016	10/31/2015	10/31/2014	10/31/2013	10/31/2012
Net asset value, beginning of period	$9.36	$9.14	$8.78	$6.68	$6.01
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss)(i)	0.01	(0.01)	–	0.01	0.01
Net realized and unrealized gain (loss)
on investments	(0.10)	0.49	0.69	2.10	0.66
Total from investment operations	(0.09)	0.48	0.69	2.11	0.67
Dividends from net investment income	–	–	–	(0.01)	–
Distributions from net realized gains	(0.13)	(0.26)	(0.33)	–	–
Net asset value, end of period	$9.14	$9.36	$9.14	$8.78	$6.68
Total return(ii)	(1.03)%	5.30%	7.99%	31.63%	11.15%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$31,321	$34,213	$31,662	$30,586	$26,243
Ratio of gross expenses to average
net assets	1.31%	1.29%	1.33%	1.41%	1.49%
Ratio of expense reimbursements to
average net assets	–	–	–	(0.06)%	(0.17)%
Ratio of net expenses to average net
assets	1.31%	1.29%	1.33%	1.35%	1.32%
Ratio of net investment income (loss) to
average net assets	0.14%	(0.07)%	(0.05)%	0.18%	0.12%
Portfolio turnover rate	19.84%	16.85%	24.22%	43.35%	21.25%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period

Alger Green Fund			Class C
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2016	10/31/2015	10/31/2014	10/31/2013	10/31/2012
Net asset value, beginning of period	$8.84	$8.71	$8.45	$6.47	$5.88
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(i)	(0.05)	(0.07)	(0.07)	(0.05)	(0.05)
Net realized and unrealized gain (loss)
on investments	(0.10)	0.46	0.66	2.03	0.64
Total from investment operations	(0.15)	0.39	0.59	1.98	0.59
Distributions from net realized gains	(0.13)	(0.26)	(0.33)	–	–
Net asset value, end of period	$8.56	$8.84	$8.71	$8.45	$6.47
Total return(ii)	(1.77)%	4.51%	7.09%	30.45%	10.03%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$5,581	$5,949	$5,261	$4,096	$2,484
Ratio of gross expenses to average
net assets	2.09%	2.07%	2.09%	2.16%	2.31%
Ratio of expense reimbursements to
average net assets	–	–	–	–	(0.10)%
Ratio of net expenses to average net
assets	2.09%	2.07%	2.09%	2.16%	2.21%
Ratio of net investment income (loss) to
average net assets	(0.63)%	(0.85)%	(0.81)%	(0.69)%	(0.77)%
Portfolio turnover rate	19.84%	16.85%	24.22%	43.35%	21.25%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period

Alger Green Fund			Class I
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2016	10/31/2015	10/31/2014	10/31/2013	10/31/2012
Net asset value, beginning of period	$9.35	$9.12	$8.77	$6.67	$6.01
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss)(i)	0.01	(0.01)	–	0.01	0.01
Net realized and unrealized gain (loss)
on investments	(0.10)	0.50	0.68	2.10	0.65
Total from investment operations	(0.09)	0.49	0.68	2.11	0.66
Dividends from net investment income	–	–	–(ii)	(0.01)	–
Distributions from net realized gains	(0.13)	(0.26)	(0.33)	–	–
Net asset value, end of period	$9.13	$9.35	$9.12	$8.77	$6.67
Total return(iii)	(1.03)%	5.42%	7.91%	31.68%	11.00%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$28,461	$42,860	$41,888	$35,108	$19,717
Ratio of gross expenses to average
net assets	1.28%	1.27%	1.30%	1.35%	1.52%
Ratio of expense reimbursements to
average net assets	–	–	–	–	(0.20)%
Ratio of net expenses to average net
assets	1.28%	1.27%	1.30%	1.35%	1.32%
Ratio of net investment income (loss) to
average net assets	0.16%	(0.05)%	(0.03)%	0.14%	0.10%
Portfolio turnover rate	19.84%	16.85%	24.22%	43.35%	21.25%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Amount was less than $0.005 per share.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period

Alger Green Fund	Class Z
From 10/14/2016
(commencement
of operations) to
10/31/2016 (i)
Net asset value, beginning of period	$9.20
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income(ii)	0.01
Net realized and unrealized loss on
investments	(0.07)
Total from investment operations	(0.06)
Net asset value, end of period	$9.14
Total return(iii)	(0.65)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$99
Ratio of gross expenses to average
net assets	33.46%
Ratio of expense reimbursements to
average net assets	(32.56)%
Ratio of net expenses to average net
assets	0.90%
Ratio of net investment income (loss) to
average net assets	2.38%
Portfolio turnover rate	19.84%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period

Alger Mid Cap Focus Fund			Class A
Year ended		Year ended	Year ended	Year ended	Year ended
10/31/2016		10/31/2015	10/31/2014	10/31/2013	10/31/2012
Net asset value, beginning of period	$12.97	$13.74	$13.86	$10.83	$9.85
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(i)	(0.01)	(0.09)	(0.06)	(0.01)	(0.03)
Net realized and unrealized gain (loss)
on investments	(1.14)	0.34	1.33	3.66	1.01
Total from investment operations	(1.15)	0.25	1.27	3.65	0.98
Dividends from net investment income	–	(0.06)	–	–	–
Distributions from net realized gains	(0.65)	(0.96)	(1.39)	(0.62)	–
Net asset value, end of period	$11.17	$12.97	$13.74	$13.86	$10.83
Total return(ii)	(9.26)%	1.75%	9.83%	35.40%	10.00%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$6,080	$6,707	$6,459	$4,766	$2,524
Ratio of gross expenses to average
net assets	2.56%	2.48%	2.75%	4.07%	4.85%
Ratio of expense reimbursements to
average net assets	(1.27)%	(1.05)%	(1.45)%	(2.77)%	(3.58)%
Ratio of net expenses to average net
assets	1.29%	1.43%	1.30%	1.30%	1.27%
Ratio of net investment income (loss) to
average net assets	(0.06)%	(0.66)%	(0.43)%	(0.07)%	(0.30)%
Portfolio turnover rate	111.74%	106.86%	170.12%	158.26%	158.39%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period

Alger Mid Cap Focus Fund			Class C
Year ended		Year ended	Year ended	Year ended	Year ended
10/31/2016		10/31/2015	10/31/2014	10/31/2013	10/31/2012
Net asset value, beginning of period	$12.29	$13.09	$13.35	$10.51	$9.62
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(i)	(0.07)	(0.15)	(0.14)	(0.09)	(0.10)
Net realized and unrealized gain (loss)
on investments	(1.08)	0.31	1.27	3.55	0.99
Total from investment operations	(1.15)	0.16	1.13	3.46	0.89
Dividends from net investment income	–	–	–	–	–
Distributions from net realized gains	(0.65)	(0.96)	(1.39)	(0.62)	–
Net asset value, end of period	$10.49	$12.29	$13.09	$13.35	$10.51
Total return(ii)	(9.80)%	1.14%	9.09%	34.63%	9.25%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$352	$337	$368	$282	$184
Ratio of gross expenses to average
net assets	3.55%	3.41%	3.53%	5.49%	6.00%
Ratio of expense reimbursements to
average net assets	(1.60)%	(1.46)%	(1.58)%	(3.54)%	(4.05)%
Ratio of net expenses to average net
assets	1.95%	1.95%	1.95%	1.95%	1.95%
Ratio of net investment income (loss) to
average net assets	(0.67)%	(1.18)%	(1.08)%	(0.73)%	(0.99)%
Portfolio turnover rate	111.74%	106.86%	170.12%	158.26%	158.39%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period

Alger Mid Cap Focus Fund			Class I
Year ended		Year ended	Year ended	Year ended	Year ended
10/31/2016		10/31/2015	10/31/2014	10/31/2013	10/31/2012
Net asset value, beginning of period	$12.93	$13.73	$13.85	$10.82	$9.84
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(i)	(0.01)	(0.09)	(0.06)	(0.01)	(0.03)
Net realized and unrealized gain (loss)
on investments	(1.14)	0.33	1.33	3.66	1.01
Total from investment operations	(1.15)	0.24	1.27	3.65	0.98
Dividends from net investment income	–	(0.08)	–	–	–
Distributions from net realized gains	(0.65)	(0.96)	(1.39)	(0.62)	–
Return of capital	–	–	–	–	–
Net asset value, end of period	$11.13	$12.93	$13.73	$13.85	$10.82
Total return(ii)	(9.29)%	1.72%	9.84%	35.44%	10.00%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$1,576	$1,968	$1,975	$1,815	$1,180
Ratio of gross expenses to average
net assets	2.59%	2.50%	2.79%	4.07%	5.95%
Ratio of expense reimbursements to
average net assets	(1.29)%	(1.07)%	(1.49)%	(2.77)%	(4.68)%
Ratio of net expenses to average net
assets	1.30%	1.43%	1.30%	1.30%	1.27%
Ratio of net investment income (loss) to
average net assets	(0.07)%	(0.66)%	(0.41)%	(0.08)%	(0.33)%
Portfolio turnover rate	111.74%	106.86%	170.12%	158.26%	158.39%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period

Alger Mid Cap Focus Fund	Class Z
From 10/14/2016
(commencement
of operations) to
10/31/2016 (i)
Net asset value, beginning of period	$11.25
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income(ii)	0.04
Net realized and unrealized loss on
investments	(0.16)
Total from investment operations	(0.12)
Net asset value, end of period	$11.13
Total return(iii)	(1.07)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$99
Ratio of gross expenses to average
net assets	34.74%
Ratio of expense reimbursements to
average net assets	(33.75)%
Ratio of net expenses to average net
assets	0.99%
Ratio of net investment income (loss) to
average net assets	8.35%
Portfolio turnover rate	111.74%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period

Alger Dynamic Opportunities
Fund			Class A
	Year ended	Year ended	Year ended		Year ended	Year ended
	10/31/2016	10/31/2015	10/31/2014		10/31/2013	10/31/2012
Net asset value, beginning of period	$12.48	$12.86	$12.90		$11.12	$10.64
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(i)	(0.17)	(0.19)	(0.20)		(0.16)	(0.14)
Net realized and unrealized gain (loss)
on investments	(0.34)	0.55	0.96		1.94	0.77
Total from investment operations	(0.51)	0.36	0.76		1.78	0.63
Distributions from net realized gains	(0.34)	(0.74)	(0.80)		–	(0.15)
Net asset value, end of period	$11.63	$12.48	$12.86		$12.90	$11.12
Total return(ii)	(4.22)%	2.86%	6.15%		16.01%	6.07%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$30,031	$67,533	$48,464		$36,712	$21,741
Ratio of gross expenses to average
net assets	2.38%(iii)	2.20%(iv)	2.46	%(v)	2.61%(vi)	2.98%(vii)
Ratio of expense reimbursements to
average net assets	–	–	–		(0.03)%	(0.36)%
Ratio of net expenses to average net
assets	2.38%	2.20%	2.46%		2.58%	2.62%
Ratio of net investment income (loss) to
average net assets	(1.43)%	(1.51)%	(1.57)%		(1.37)%	(1.26)%
Portfolio turnover rate	146.73%	178.19%	205.45%		201.50%	257.74%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.
(iii) Includes 0.58% related to dividend expense on short positions and interest expense for the period ended 10/31/16
(iv) Includes 0.44% related to dividend expense on short positions and interest expense for the period ended 10/31/15
(v) Includes 0.57% related to dividend expense on short positions and interest expense for the period ended 10/31/14
(vi) Includes 0.58% related to dividend expense on short positions and interest expense for the period ended 10/31/13
(vii) Includes 0.62% related to dividend expense on short positions and interest expense for the period ended 10/31/12

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period

Alger Dynamic Opportunities
Fund			Class C
	Year ended	Year ended	Year ended		Year ended	Year ended
	10/31/2016	10/31/2015	10/31/2014		10/31/2013	10/31/2012
Net asset value, beginning of period	$11.98	$12.47	$12.62		$10.95	$10.57
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(i)	(0.25)	(0.28)	(0.29)		(0.25)	(0.22)
Net realized and unrealized gain (loss)
on investments	(0.32)	0.53	0.94		1.92	0.75
Total from investment operations	(0.57)	0.25	0.65		1.67	0.53
Distributions from net realized gains	(0.34)	(0.74)	(0.80)		–	(0.15)
Net asset value, end of period	$11.07	$11.98	$12.47		$12.62	$10.95
Total return(ii)	(5.00)%	2.11%	5.38%		15.15%	5.25%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$7,120	$10,136	$5,808		$1,407	$622
Ratio of gross expenses to average
net assets	3.14%(iii)	2.98%(iv)	3.23	%(v)	3.36%(vi)	4.00%(vii)
Ratio of expense reimbursements to
average net assets	–	–	–		(0.03)%	(0.62)%
Ratio of net expenses to average net
assets	3.14%	2.98%	3.23%		3.33%	3.38%
Ratio of net investment income (loss) to
average net assets	(2.19)%	(2.28)%	(2.36)%		(2.13)%	(2.05)%
Portfolio turnover rate	146.73%	178.19%	205.45%		201.50%	257.74%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.
(iii) Includes 0.59% related to dividend expense on short positions and interest expense for the period ended 10/31/16
(iv) Includes 0.44% related to dividend expense on short positions and interest expense for the period ended 10/31/15
(v) Includes 0.59% related to dividend expense on short positions and interest expense for the period ended 10/31/14
(vi) Includes 0.58% related to dividend expense on short positions and interest expense for the period ended 10/31/13
(vii) Includes 0.63% related to dividend expense on short positions and interest expense for the period ended 10/31/12

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period

Alger Dynamic Opportunities
Fund			Class Z
	Year ended	Year ended	Year ended		Year ended	Year ended
	10/31/2016	10/31/2015	10/31/2014		10/31/2013	10/31/2012
Net asset value, beginning of period	$12.64	$12.99	$12.98		$11.16	$10.66
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(i)	(0.14)	(0.16)	(0.16)		(0.13)	(0.10)
Net realized and unrealized gain (loss)
on investments	(0.33)	0.55	0.97		1.95	0.75
Total from investment operations	(0.47)	0.39	0.81		1.82	0.65
Distributions from net realized gains	(0.34)	(0.74)	(0.80)		–	(0.15)
Net asset value, end of period	$11.83	$12.64	$12.99		$12.98	$11.16
Total return(ii)	(3.92)%	3.16%	6.52%		16.29%	6.34%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$44,947	$46,966	$29,828		$20,504	$17,158
Ratio of gross expenses to average
net assets	2.07%(iii)	1.93%(iv)	2.18	%(v)	2.34%(vi)	2.73%(vii)
Ratio of expense reimbursements to
average net assets	–	–	–		–	(0.35)%
Ratio of net expenses to average net
assets	2.07%	1.93%	2.18%		2.34%	2.38%
Ratio of net investment income (loss) to
average net assets	(1.13)%	(1.23)%	(1.29)%		(1.08)%	(0.90)%
Portfolio turnover rate	146.73%	178.19%	205.45%		201.50%	257.74%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.
(iii) Includes 0.58% related to dividend expense on short positions and interest expense for the period ended 10/31/16
(iv) Includes 0.44% related to dividend expense on short positions and interest expense for the period ended 10/31/15
(v) Includes 0.57% related to dividend expense on short positions and interest expense for the period ended 10/31/14
(vi) Includes 0.58% related to dividend expense on short positions and interest expense for the period ended 10/31/13
(vii) Includes 0.62% related to dividend expense on short positions and interest expense for the period ended 10/31/12

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period

Alger Emerging Markets Fund			Class A
Year ended		Year ended	Year ended	Year ended	Year ended
10/31/2016		10/31/2015	10/31/2014	10/31/2013	10/31/2012
Net asset value, beginning of period	$8.55	$9.44	$9.57	$8.52	$8.32
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss)(i)	(0.01)	(0.03)	(0.01)	0.02	0.03
Net realized and unrealized gain (loss)
on investments	0.56	(0.86)	(0.12)	1.19	0.17
Total from investment operations	0.55	(0.89)	(0.13)	1.21	0.20
Dividends from net investment income	(0.01)	–	–	(0.16)	–
Net asset value, end of period	$9.09	$8.55	$9.44	$9.57	$8.52
Total return(ii)	6.41%	(9.43)%	(1.36)%	14.31%	2.40%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$5,931	$8,270	$6,931	$5,260	$1,176
Ratio of gross expenses to average
net assets	2.43%	2.71%	2.99%	3.49%	4.43%
Ratio of expense reimbursements to
average net assets	(0.83)%	(1.01)%	(1.29)%	(1.79)%	(2.73)%
Ratio of net expenses to average net
assets	1.60%	1.70%	1.70%	1.70%	1.70%
Ratio of net investment income (loss) to
average net assets	(0.10)%	(0.31)%	(0.13)%	0.19%	0.31%
Portfolio turnover rate	65.84%	84.93%	98.25%	103.59%	150.09%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period

Alger Emerging Markets Fund			Class C
Year ended		Year ended	Year ended	Year ended	Year ended
10/31/2016		10/31/2015	10/31/2014	10/31/2013	10/31/2012
Net asset value, beginning of period	$8.30	$9.23	$9.42	$8.37	$8.23
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(i)	(0.06)	(0.09)	(0.08)	(0.06)	(0.05)
Net realized and unrealized gain (loss)
on investments	0.52	(0.84)	(0.11)	1.17	0.19
Total from investment operations	0.46	(0.93)	(0.19)	1.11	0.14
Dividends from net investment income	–	–	–	(0.06)	–
Net asset value, end of period	$8.76	$8.30	$9.23	$9.42	$8.37
Total return(ii)	5.54%	(10.08)%	(2.02)%	13.34%	1.70%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$2,849	$2,581	$2,151	$484	$151
Ratio of gross expenses to average
net assets	3.21%	3.51%	3.79%	4.75%	5.61%
Ratio of expense reimbursements to
average net assets	(0.86)%	(1.06)%	(1.34)%	(2.30)%	(3.16)%
Ratio of net expenses to average net
assets	2.35%	2.45%	2.45%	2.45%	2.45%
Ratio of net investment income (loss) to
average net assets	(0.80)%	(1.01)%	(0.84)%	(0.73)%	(0.57)%
Portfolio turnover rate	65.84%	84.93%	98.25%	103.59%	150.09%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period

Alger Emerging Markets Fund			Class I
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2016	10/31/2015	10/31/2014	10/31/2013	10/31/2012
Net asset value, beginning of period	$8.50	$9.38	$9.51	$8.48	$8.28
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss)(i)	(0.01)	(0.03)	(0.02)	0.01	0.01
Net realized and unrealized gain (loss)
on investments	0.55	(0.85)	(0.11)	1.19	0.19
Total from investment operations	0.54	(0.88)	(0.13)	1.20	0.20
Dividends from net investment income	–(ii)	–	–	(0.17)	–
Net asset value, end of period	$9.04	$8.50	$9.38	$9.51	$8.48
Total return(iii)	6.39%	(9.38)%	(1.37)%	14.26%	2.42%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$14,006	$11,814	$11,451	$10,218	$8,712
Ratio of gross expenses to average
net assets	2.32%	2.64%	2.92%	3.45%	4.28%
Ratio of expense reimbursements to
average net assets	(0.72)%	(0.94)%	(1.22)%	(1.75)%	(2.58)%
Ratio of net expenses to average net
assets	1.60%	1.70%	1.70%	1.70%	1.70%
Ratio of net investment income (loss) to
average net assets	(0.06)%	(0.35)%	(0.16)%	0.06%	0.15%
Portfolio turnover rate	65.84%	84.93%	98.25%	103.59%	150.09%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Amount was less than $0.005 per share.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period

Alger Emerging Markets Fund		Class Z
			From 2/28/2014
			(commencement
	Year ended	Year ended	of operations) to
	10/31/2016	10/31/2015	10/31/2014 (i)
Net asset value, beginning of period	$8.56	$9.41	$9.24
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income(ii)	0.02	0.01	0.02
Net realized and unrealized gain (loss)
on investments	0.56	(0.86)	0.15
Total from investment operations	0.58	(0.85)	0.17
Dividends from net investment income	(0.02)	–	–
Net asset value, end of period	$9.12	$8.56	$9.41
Total return(iii)	6.78%	(9.03)%	1.84%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$17,568	$4,294	$3,667
Ratio of gross expenses to average
net assets	2.07%	2.55%	3.35%
Ratio of expense reimbursements to
average net assets	(0.82)%	(1.30)%	(2.10)%
Ratio of net expenses to average net
assets	1.25%	1.25%	1.25%
Ratio of net investment income (loss) to
average net assets	0.29%	0.20%	0.29%
Portfolio turnover rate	65.84%	84.93%	98.25%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period

Alger Emerging Markets Fund	Class Y
From 5/9/2016
(commencement
of operations) to
10/31/2016 (i)
Net asset value, beginning of period	$7.94
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income(ii)	0.03
Net realized and unrealized gain on
investments	1.09
Total from investment operations	1.12
Net asset value, end of period	$9.06
Total return(iii)	14.11%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$114
Ratio of gross expenses to average
net assets	4.86%
Ratio of expense reimbursements to
average net assets	(3.81)%
Ratio of net expenses to average net
assets	1.05%
Ratio of net investment income (loss) to
average net assets	0.73%
Portfolio turnover rate	65.84%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period

Alger Emerging Markets Fund	Class Y-2
From 5/9/2016
(commencement
of operations) to
10/31/2016 (i)
Net asset value, beginning of period	$7.94
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income(ii)	0.03
Net realized and unrealized gain on
investments	1.09
Total from investment operations	1.12
Net asset value, end of period	$9.06
Total return(iii)	14.11%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$114
Ratio of gross expenses to average
net assets	4.86%
Ratio of expense reimbursements to
average net assets	(3.87)%
Ratio of net expenses to average net
assets	0.99%
Ratio of net investment income (loss) to
average net assets	0.79%
Portfolio turnover rate	65.84%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS

NOTE 1 — General:
The Alger Funds II (the “Trust”) is a diversified open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The
Trust qualifies as an investment company as defined in the Financial Accounting Standards
Board Accounting Standards Codification 946-Financial Services – Investment Companies.
The Trust operates as a series company currently offering an unlimited number of shares of beneficial interest in five funds—Alger Spectra Fund, Alger Green Fund, Alger Mid
Cap Focus Fund, Alger Dynamic Opportunities Fund and Alger Emerging Markets Fund
(collectively, the “Funds” or individually, each a “Fund”). The Funds normally invest primarily in equity securities and each has an investment objective of long-term capital appreciation.

Each Fund offers one or more of the following share classes: Class A shares, Class C shares,
Class I shares, Class Y shares, Class Y-2 shares and Class Z shares. Class A shares are generally subject to an initial sales charge while Class C shares are generally subject to a deferred sales charge. Class I shares, Class Y shares, Class Y-2 shares and Class Z shares are sold to institutional investors without an initial or deferred sales charge. Each class has identical rights to assets and earnings, except that each share class bears the pro rata allocation of the Fund’s expense other than a Class Expense (not including advisory or custodial fees or other expenses related to the management of the Fund’s assets) to a share class.

The Alger Analyst Fund changed its name to Alger Mid Cap Focus Fund effective December
30, 2015.

The Alger Green Fund and Alger Mid Cap Focus Fund started offering Class Z shares on
October 14, 2016 and the Alger Emerging Markets Fund started offering Class Y shares and
Class Y-2 shares on May 9, 2016.

NOTE 2 — Significant Accounting Policies:
(a) Investment Valuation: The Funds value their financial instruments at fair value using independent dealers or pricing services under policies approved by the Trust’s Board of
Trustees (“Board”). Investments are valued on each day the New York Stock Exchange (the
“NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern Standard time).
Equity securities and option contracts for which valuation information is readily available are valued at the last quoted sales price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the absence of quoted sales, such securities are valued at the bid price or, in the absence of a recent bid price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

The industry classifications of the Funds’ investments, as presented in the accompanying
Schedules of Investments, represent management’s belief as to the most meaningful presentation of the classification of such investments. For Fund compliance purposes, the
Funds’ industry classifications refer to any one or more of the industry sub-classifications

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Continued)

used by one or more widely recognized market indexes or rating group indexes, with the primary source being Global Industry Classification Standard (GICS).

Debt securities generally trade in the over-the-counter market. Debt securities with remaining maturities of more than sixty days at the time of acquisition are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments.
Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Debt securities with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board.

Securities in which the Funds invest may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the foreign closing prices to reflect what the investment adviser, pursuant to policies established by the Board, believes to be the fair value of these securities as of the close of the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the
Funds are open.

Financial Accounting Standards Board Accounting Standards Codification 820 – Fair Value
Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

• Level 1 – quoted prices in active markets for identical investments
• Level 2 – significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
• Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Continued)

The Funds’ valuation techniques are generally consistent with either the market or the income approach to fair value. The market approach considers prices and other relevant information generated by market transactions involving identical or comparable assets to measure fair value. The income approach converts future amounts to a current, or discounted, single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level 1 include exchange-listed prices and broker quotes in an active market. Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities.
Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities.
Inputs for Level 3 include revenue multiples, earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiples, discount rates, and the probabilities of success of certain outcomes. Such unobservable market information may be obtained from a company’s financial statements and from industry studies, market data, and market indicators such as benchmarks and indices. Because of the inherent uncertainty and often limited markets for restricted securities, the values may significantly differ from the values if there was an active market.

Valuation processes are determined by a Valuation Committee (“Committee”) established by the Board and comprised of representatives of the Trust’s investment adviser. The
Committee reports its fair valuation determinations to the Board which is responsible for approving valuation policy and procedures.

While the Committee meets on an as-needed basis, the Committee generally meets quarterly to review and evaluate the effectiveness of the procedures for making fair value determinations. The Committee considers, among other things, the results of quarterly back testing of the fair value model for foreign securities, pricing comparisons between primary and secondary price sources, the outcome of price challenges put to the Funds’
pricing vendor, and variances between transactional prices and previous mark-to-markets.

The Funds will record a change to a security’s fair value level if new inputs are available or it becomes evident that inputs previously considered for leveling have changed or are no longer relevant. Transfers between Levels 1, 2 and 3 are recognized at the end of the reporting period.

(b) Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars, foreign cash and overnight time deposits.
(c) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.
Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Continued)

(d) Foreign Currency Translations: The books and records of the Funds are maintained in U.S.
dollars. Foreign currencies, investments and other assets and liabilities are translated into
U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received.
The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the accompanying
Statements of Operations.

(e) Short Sales: Securities sold short represent an obligation to deliver the securities at a future date. A Fund may sell a security it does not own in anticipation of a decline in the value of that security before the delivery date. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. Dividends paid on securities sold short are disclosed as an expense on the
Statement of Operations. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.
To secure its obligation to deliver to the broker-dealer the securities sold short, the Fund must segregate an amount of cash or liquid securities with its custodian equal to any excess of the current market value of the securities sold short over any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). As a result of that requirement, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest or other income or gains on the segregated cash or liquid securities while also being subject to gain or loss from the securities sold short.

(f) Option Contracts: When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.
The Funds may also purchase put and call options. Each Fund pays a premium which is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Continued)

options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss.

(g) Lending of Fund Securities: The Funds may lend their securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of a Fund’s total assets, as defined in its prospectuses. The Funds earn fees on the securities loaned, which are included in interest income in the accompanying Statements of Operations. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash or securities that are maintained with the Custodian in an amount equal to at least 102 percent of the current market value of U.S. loaned securities or 105 percent for non-U.S.
loaned securities. The market value of the loaned securities is determined at the close of business of the Fund. Any required additional collateral is delivered to the Custodian and any excess collateral is returned to the borrower on the next business day. In the event the borrower fails to return the loaned securities when due, the Funds may take the collateral to replace the securities. If the value of the collateral is less than the purchase cost of replacement securities, the Custodian shall be responsible for any shortfall, but only to the extent that the shortfall is not due to any diminution in collateral value, as defined in the securities lending agreement. The Funds are required to maintain the collateral in a segregated account and determine its value each day until the loaned securities are returned.
Cash collateral may be invested as determined by the Funds. Collateral is returned to the borrower upon settlement of the loan. There were no securities loaned as of October 31,
2016.
(h) Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Funds on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are declared and paid annually after the end of the fiscal year in which earned.
Each class is treated separately in determining the amounts of dividends from net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of a Fund’s distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the difference in tax treatment of net operating losses, passive foreign investment companies, and foreign currency transactions. The reclassifications are done annually at fiscal year end and have no impact on the net asset values of the Funds, and are designed to present each Fund’s capital accounts on a tax basis.

(i) Federal Income Taxes: It is each Fund’s policy to comply with the requirements of the
Internal Revenue Code Subchapter M applicable to regulated investment companies and to

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Continued)

distribute all of its taxable income to its shareholders. Provided the Funds maintain such compliance, no federal income tax provision is required. Each Fund is treated as a separate entity for the purpose of determining such compliance.
Financial Accounting Standards Board Accounting Standards Codification 740 – Income
Taxes (“ASC 740”) requires the Funds to measure and recognize in their financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. No tax years are currently under investigation. The Funds file income tax returns in the U.S., as well as New York State and New York City. The statute of limitations on the tax returns for the Alger Spectra Fund, Alger Green Fund, Alger Mid
Cap Focus Fund, Alger Dynamic Opportunities Fund and Alger Emerging Markets Fund
remains open for the tax years 2013-2016. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(j) Allocation Methods: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund’s operations; expenses which are applicable to all Funds are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of each Fund are allocated among the Fund’s classes based on relative net assets, with the exception of distribution fees, transfer agency fees, and shareholder servicing and related fees.
(k) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates. All such estimates are of normal recurring nature.
NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:
(a) Investment Advisory Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust’s Investment Advisory Agreement with Fred Alger Management, Inc. (“Alger
Management” or the “Manager”), are payable monthly and computed based on the following rates. The actual rate paid as a percentage of average daily net assets, for the year ended
October 31, 2016, is set forth below under the heading “Actual Rate.”:

	Tier 1	Tier 2	Tier 3	Tier 4	Tier 5	Actual Rate
Alger Spectra
Fund(a)	0.900%	0.750%	0.650%	0.550%	0.450%	0.778%
Alger Green Fund(b)	0.710	0.650	—	—	—	0.710
Alger Mid Cap
Focus Fund(b)	0.750	0.700	—	—	—	0.750
Alger Dynamic
Opportunities
Fund(b)	1.200	1.000	—	—	—	1.200
Alger Emerging
Markets Fund(c)	1.100	—	—	—	—	1.100

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Continued)

(a) Tier 1 rate is paid on assets up to $2 billion, Tier 2 rate is paid on assets between $2 and
$4 billion, Tier 3 rate is paid on assets between $4 and $6 billion, Tier 4 rate is paid on assets between $6 and $8 billion, and Tier 5 rate is paid on assets in excess of $8 billion.

(b) Tier 1 rate is paid on assets up to $1 billion and Tier 2 rate is paid on assets in excess of
$1 billion.

(c) Tier 1 rate is paid on all assets.

Alger Management has established expense caps for several share classes, effective through
February 28, 2017, for Alger Green Fund Class A and I shares, Alger Mid Cap Focus Fund
Class A, C and I shares, Alger Dynamic Fund Class A, C and Z shares and Alger Emerging
Markets Class A, C, and I shares, effective through October 13, 2017, for Alger Green
Fund Class Z, and Alger Mid Cap Focus Fund Class Z, and effective through May 8, 2017 for Alger Emerging Markets Fund Class Y and Class Y-2 shares whereby it reimburses the share classes if annualized operating expenses (excluding interest, taxes, brokerage, dividend expense and extraordinary expenses) exceed the rates, based on average daily net assets, listed below:

							FEES WAIVED /
							REIMBURSED FOR
				CLASS			THE YEAR ENDED
							OCTOBER 31,
	A	C	I	Y	Y-2	Z	2016
Alger Green Fund	1.35%	–	1.35%	–	–	0.90%	$1,513
Alger Mid Cap Focus Fund*	1.20	1.95%	1.20	–	–	0.99	108,257
Alger Dynamic Opportunities Fund**	1.95	2.70	–	–	–	1.60	—
Alger Emerging Markets Fund***	1.55	2.30	1.55	1.05%	0.99%	1.25	236,914

* Prior to March 1, 2016, the expense cap for the Alger Mid Cap Focus Fund Class A and
Class I was 1.50%.

** Prior to March 1, 2016, the expense cap for the Alger Dynamic Opportunities Fund Class
A was 2.00%, Class C was 2.75% and Class Z was 1.75%.

*** Prior to March 1, 2016, the expense cap for the Alger Emerging Markets Fund Class A was 1.70%, Class C was 2.45%, Class I was 1.70%.

Fred Alger Management, Inc. may recoup reimbursed expenses during the one-year term of the expense reimbursement contract if the expense ratio falls below the stated limitation.

In addition to the fee cap, Alger Management voluntarily reduced its advisory fee for the
Alger Emerging Markets Fund by $83,000 for the year ended October 31, 2016.

(b) Administration Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust’s
Administration Agreement with Fred Alger Management, Inc., are payable monthly and computed based on the average daily net assets of each Fund at the annual rate of 0.0275%.
(c) Distribution Fees: The Trust has adopted a distribution plan pursuant to which Class
A shares, Class C shares and Class I shares of each Fund pay Fred Alger & Company,
Incorporated, the distributor (the “Distributor” or “Alger Inc.”), a fee at the annual rate

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Continued)

listed below of the respective average daily net assets of the share class of the designated
Fund to compensate Alger Inc. for its activities and expenses incurred in distributing the share class and shareholder servicing. Fees paid may be more or less than the expenses incurred by Alger Inc.

FEE
SHARE CLASS	RATE
A	0.25%
C	1.00
I	0.25

(d) Sales Charges: Purchases and sales of shares of the Funds may be subject to initial sales charges or contingent deferred sales charges. The contingent deferred sales charges are used by Alger Inc. to offset distribution expenses previously incurred. Sales charges do not represent expenses of the Trust. For the year ended October 31, 2016, the initial sales charges and contingent deferred sales charges imposed, all of which were retained by Alger
Inc., were as follows:

		CONTINGENT
	INITIAL SALES	DEFERRED SALES
	CHARGES	CHARGES
Alger Spectra Fund	$8,233	$160,563
Alger Green Fund	1,230	435
Alger Mid Cap Focus Fund	–	1,269
Alger Dynamic Opportunities Fund	–	8,975
Alger Emerging Markets Fund	30	1,495

(e) Brokerage Commissions: During the year ended October 31, 2016, Alger Spectra Fund,
Alger Green Fund, Alger Mid Cap Focus Fund, Alger Dynamic Opportunities Fund and
Alger Emerging Markets Fund paid Alger Inc., an affiliate of Alger Management, $1,744,314,
$6,664, $, $3,637, $34,082, and $144 respectively, in connection with securities transactions.
(f) Shareholder Administrative Fees: The Trust has entered into a shareholder administrative services agreement with Alger Management, to compensate Alger Management for its liaison and administrative oversight of Boston Financial Data Services, Inc., the transfer agent, and other related services. The Funds compensate Alger Management at the annual rate of 0.0165% of their respective average daily net assets for the Class A and Class C shares and 0.01% of their respective average daily net assets of the Class I shares, Class Y shares, Class Y-2 shares and Class Z shares for these services.
Alger Management makes payments to intermediaries that provide sub-accounting services to omnibus accounts invested in the Funds. A portion of the fees paid by Alger
Management to intermediaries that provide sub-accounting services are charged back to the appropriate Fund, subject to certain limitations, as approved by the Board. For the year ended October 31, 2016, Alger Management charged back to Alger Spectra Fund, Alger
Green Fund, Alger Mid Cap Focus Fund, Alger Dynamic Opportunities Fund and Alger
Emerging Markets Fund $1,964,767, $44,134, $412, $21,583 and $9,167, respectively, for these services, which are included in transfer agent fees and expenses in the accompanying
Statements of Operations.

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Continued)

(g) Trustees’ Fees: From November 1, 2015 through February 29, 2016, each trustee who is not affiliated with Alger Management or its affiliates (each, an “Independent Trustee”)
received a fee of $25,875 for each board meeting attended, to a maximum of $103,500 per annum, paid pro rata by each fund in the Alger Fund Complex, plus travel expenses incurred for attending the meeting. The Independent Trustee appointed as Chairman of the
Board of Trustees received additional compensation of $24,300 per annum paid pro rata by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee received a fee of $2,500 for each Audit Committee meeting attended to a maximum of
$10,000 per annum, paid pro rata by each fund in the Alger Fund Complex.
Effective March 1, 2016, each Independent Trustee receives a fee of $27,250 for each board meeting attended, to a maximum of $109,000 per annum, paid pro rata by each fund in the Alger Fund Complex, plus travel expenses incurred for attending the meeting. The
Independent Trustee appointed as Chairman of the Board of Trustees receives additional compensation of $26,000 per annum paid pro rata by each fund in the Alger Fund Complex.
Additionally, each member of the Audit Committee receives a fee of $2,500 for each Audit
Committee meeting attended to a maximum of $10,000 per annum, paid pro rata by each fund in the Alger Fund Complex.

(h) Interfund Trades: The Funds engaged in purchase and sale transactions with funds that have a common investment adviser. For the year ended October 31, 2016, these purchases and sales were as follows:

	Purchases	Sales	Realized Gain/(loss)

Alger Spectra Fund	–	$196,014	$1,361

(i) Interfund Loans: The Funds, along with other funds advised by Alger Management, may borrow money from and lend money to each other for temporary or emergency purposes.
To the extent permitted under its investment restrictions, each fund may lend uninvested cash in an amount up to 15% of its net assets to other funds. If a fund has borrowed from other funds and has aggregate borrowings from all sources that exceed 10% of the fund’s total assets, such fund will secure all of its loans from other funds. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the funds. There were no interfund loans outstanding as of October 31,
2016.
During the year ended October 31, 2016, Alger Spectra Fund and Alger Dynamic
Opportunities Fund incurred interfund loan interest expense of $13,499 and $1,322 respectively and Alger Spectra Fund earned interfund loan interest income of $10,255.

(j) Other Transactions with Affiliates: Certain officers of the Trust are directors and officers of Alger Management and Alger Inc. At October 31, 2016, Alger Management and its
affiliated entities owned the following shares:

			SHARE CLASS
	A	C	I	Y	Y-2	Z
Alger Spectra Fund	1,641,053	15,759	15,584	—	—	99,800

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Continued)

			SHARE CLASS
	A	C	I	Y	Y-2	Z
Alger Green Fund	—	—	—	—	—	10,870
Alger Mid Cap Focus Fund	436,253	15,690	135,923	—	—	8,889
Alger Dynamic Opportunities Fund	—	108	—	—	—	1,911,916
Alger Emerging Markets Fund	103	101	1,008,139	12,598	12,598	125,903

NOTE 4 — Securities Transactions:
The following summarizes the securities transactions by the Trust, other than U.S.
Government securities, short-term securities, purchased options and short sales, for the year ended October 31, 2016:

	PURCHASES	SALES
Alger Spectra Fund	$5,887,902,901	$6,175,704,611
Alger Green Fund	14,006,685	26,873,250
Alger Mid Cap Focus Fund	8,556,399	9,191,810
Alger Dynamic Opportunities Fund	114,765,247	136,074,179
Alger Emerging Markets Fund	30,414,399	19,090,466

Transactions in foreign securities may involve certain considerations and risks not typically associated with those of U.S. companies because of, among other factors, the level of governmental supervision and regulation of foreign security markets, and the possibility of political or economic instability. Additional risks associated with investing in the emerging markets include increased volatility, limited liquidity, and less stringent regulatory and legal system.

NOTE 5 — Borrowing:
The Funds may borrow from their custodian on an uncommitted basis. Each Fund pays the custodian a market rate of interest, generally based upon the London Interbank Offered
Rate. The Funds may also borrow from other funds advised by Alger Management, as discussed in Note 3(i). For the year ended October 31, 2016, the Funds had the following borrowings:

	AVERAGE DAILY	WEIGHTED AVERAGE
	BORROWING	INTEREST RATE
Alger Spectra Fund	$1,327,015	1.59%
Alger Dynamic Opportunities Fund	145,538	1.61

The highest amount borrowed during the year ended October 31, 2016 for each Fund was as follows:

HIGHEST BORROWING
Alger Spectra Fund	$49,564,380
Alger Dynamic Opportunities Fund	4,991,353

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 6 — Share Capital:
(a) The Trust has an unlimited number of authorized shares of beneficial interest of $.001 par value which are presently divided into five series. Each series is divided into separate classes. The transactions of shares of beneficial interest were as follows:

	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	OCTOBER 31, 2016		OCTOBER 31, 2015
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Spectra Fund
Class A:
Shares sold	22,459,638	$376,448,174	39,752,696	$723,575,458
Shares converted from Class C	—	—	789	13,707
Dividends reinvested	7,841,338	134,790,655	11,977,865	207,942,485
Shares redeemed	(55,164,586)	(949,972,686)	(26,642,149)	(480,791,797)
Net increase (decrease)	(24,863,610)	$(438,733,857)	25,089,201	$450,739,853
Class C:
Shares sold	11,405,489	$179,771,128	17,773,236	$306,898,662
Shares converted to Class A	—	—	(829)	(13,707)
Dividends reinvested	3,746,272	60,577,530	4,064,447	67,185,473
Shares redeemed	(15,006,117)	(236,215,817)	(5,784,391)	(100,117,136)
Net increase	145,644	$4,132,841	16,052,463	$273,953,292
Class I:
Shares sold	26,907,311	$453,822,973	30,392,263	$553,225,190
Dividends reinvested	5,773,974	100,120,707	7,049,801	123,371,317
Shares redeemed	(28,268,868)	(473,296,328)	(23,640,599)	(430,390,075)
Net increase	4,412,417	$80,647,352	13,801,465	$246,206,432
Class Z:
Shares sold	51,225,696	$892,038,721	24,122,438	$443,811,354
Dividends reinvested	5,203,469	90,748,498	4,088,271	71,708,282
Shares redeemed	(32,957,491)	(553,713,537)	(12,467,668)	(228,613,779)
Net increase	23,471,674	$429,073,682	15,743,041	$286,905,857

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	OCTOBER 31, 2016		OCTOBER 31, 2015
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Green Fund
Class A:
Shares sold	462,409	$4,132,579	848,336	$7,874,298
Dividends reinvested	42,735	397,861	87,670	790,783
Shares redeemed	(735,643)	(6,721,779)	(745,408)	(6,861,948)
Net increase (decrease)	(230,499)	$(2,191,339)	190,598	$1,803,133
Class C:
Shares sold	79,419	$671,004	122,584	$1,081,809
Dividends reinvested	8,206	72,049	15,308	131,343
Shares redeemed	(109,021)	(921,632)	(68,828)	(602,232)
Net increase (decrease)	(21,396)	$(178,579)	69,064	$610,920
Class I:
Shares sold	1,219,128	$10,977,360	1,046,757	$9,701,664
Dividends reinvested	63,193	587,695	126,542	1,140,144
Shares redeemed	(2,751,331)	(24,524,569)	(1,178,515)	(10,860,854)
Net decrease	(1,469,010)	$(12,959,514)	(5,216)	$(19,046)
Class Z:
Shares sold	10,870	$100,000	—	$—
Net increase	10,870	$100,000	—	$—

Alger Mid Cap Focus Fund
Class A:
Shares sold	18,521	$218,620	23,459	$324,232
Dividends reinvested	27,796	338,004	36,998	484,675
Shares redeemed	(19,040)	(215,100)	(13,283)	(178,116)
Net increase	27,277	$341,524	47,174	$630,791
Class C:
Shares sold	7,211	$77,824	770	$10,000
Dividends reinvested	1,555	17,866	2,094	26,114
Shares redeemed	(2,569)	(27,765)	(3,599)	(45,751)
Net increase (decrease)	6,197	$67,925	(735)	$(9,637)
Class I:
Shares sold	11,104	$128,273	5,526	$72,336
Dividends reinvested	7,127	86,456	9,914	129,474
Shares redeemed	(28,896)	(346,428)	(7,105)	(96,943)
Net increase (decrease)	(10,665)	$(131,699)	8,335	$104,867
Class Z:
Shares sold	8,889	$100,000	—	$—
Net increase	8,889	$100,000	—	$—

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	OCTOBER 31, 2016		OCTOBER 31, 2015
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Dynamic Opportunities Fund
Class A:
Shares sold	728,813	$8,593,757	4,084,063	$51,945,889
Dividends reinvested	92,399	1,126,347	184,459	2,266,955
Shares redeemed	(3,650,521)	(44,124,416)	(2,624,269)	(33,370,150)
Net increase (decrease)	(2,829,309)	$(34,404,312)	1,644,253	$20,842,694
Class C:
Shares sold	225,463	$2,559,720	543,957	$6,594,072
Dividends reinvested	24,644	288,086	29,847	354,289
Shares redeemed	(452,884)	(5,078,536)	(193,562)	(2,330,099)
Net increase (decrease)	(202,777)	$(2,230,730)	380,242	$4,618,262
Class Z:
Shares sold	3,489,434	$42,763,119	1,808,583	$23,361,291
Dividends reinvested	152,963	1,892,152	142,127	1,765,215
Shares redeemed	(3,556,489)	(42,344,017)	(532,142)	(6,693,453)
Net increase	85,908	$2,311,254	1,418,568	$18,433,053

Alger Emerging Markets Fund
Class A:
Shares sold	352,921	$2,953,303	533,918	$4,935,891
Dividends reinvested	578	4,778	—	—
Shares redeemed	(668,231)	(5,552,598)	(300,875)	(2,646,959)
Net increase (decrease)	(314,732)	$(2,594,517)	233,043	$2,288,932
Class C:
Shares sold	121,899	$993,807	154,495	$1,360,751
Shares redeemed	(107,944)	(864,186)	(76,427)	(660,491)
Net increase	13,955	$129,621	78,068	$700,260
Class I:
Shares sold	369,492	$3,112,644	237,045	$2,083,456
Dividends reinvested	488	4,013	—	—
Shares redeemed	(210,490)	(1,649,529)	(67,331)	(585,642)
Net increase	159,490	$1,467,128	169,714	$1,497,814
Class Y:
Shares sold	12,598	$100,000	—	$—
Net increase	12,598	$100,000	—	$—
Class Y-2:
Shares sold	12,598	$100,000	—	$—
Net increase	12,598	$100,000	—	$—
Class Z:
Shares sold	1,782,637	$15,311,270	381,907	$3,463,640
Dividends reinvested	1,860	15,394	—	—
Shares redeemed	(359,635)	(2,918,791)	(270,076)	(2,417,251)
Net increase	1,424,862	$12,407,873	111,831	$1,046,389

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Continued)

(b) Redemption Fee: Prior to March 1, 2015, the Funds imposed a 2.00% redemption fee on certain Class A and Class C shares redeemed (including shares redeemed by exchange)
within 30 days after such shares were acquired. Since March 1, 2015, the redemption fee is no longer imposed.
NOTE 7 — Income Tax Information:
The tax character of distributions paid during the year ended October 31, 2016 and the year ended October 31, 2015 were as follows:

	FOR THE YEAR ENDED	FOR THE YEAR ENDED
	OCTOBER 31, 2016	OCTOBER 31, 2015
Alger Spectra Fund
Distributions paid from:
Ordinary Income	—	$34,698,984
Long-term capital gain	$460,707,023	528,595,355
Total distributions paid	$460,707,023	$563,294,339

Alger Green Fund
Distributions paid from:
Ordinary Income	—	—
Long-term capital gain	1,122,971	2,195,126
Total distributions paid	$1,122,971	$2,195,126

Alger Mid Cap Focus Fund
Distributions paid from:
Ordinary Income	—	79,338
Long-term capital gain	451,889	583,838
Total distributions paid	$451,889	$663,176

Alger Dynamic Opportunities Fund
Distributions paid from:
Ordinary Income	—	—
Long-term capital gain	3,332,249	4,408,108
Total distributions paid	$3,332,249	$4,408,108

Alger Emerging Markets Fund
Distributions paid from:
Ordinary Income	24,394	—
Long-term capital gain	—	—
Total distributions paid	$24,394	—

As of October 31, 2016 the components of accumulated gains (losses) on a tax basis were as follows:

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Spectra Fund
Undistributed ordinary income	—
Undistributed long-term gains	$102,502,427
Net accumulated earnings	102,502,427
Capital loss carryforwards	—
Late year ordinary income losses	(8,041,051)
Net unrealized appreciation	572,554,872
Total accumulated earnings	$667,016,248

Alger Green Fund
Undistributed ordinary income	—
Undistributed long-term gains	2,579,793
Net accumulated earnings	2,579,793
Capital loss carryforwards	—
Late year ordinary income losses	(42,150)
Net unrealized appreciation	18,782,947
Total accumulated earnings	$21,320,590

Alger Mid Cap Focus Fund
Undistributed ordinary income	—
Undistributed long-term gains	—
Net accumulated earnings	—
Capital loss carryforwards	(113,611)
Late year ordinary income losses	(5,276)
Net unrealized depreciation	(50,232)
Total accumulated losses	$(169,119)

Alger Dynamic Opportunities Fund
Undistributed ordinary income	—
Undistributed long-term gains	247,957
Net accumulated earnings	247,957
Capital loss carryforwards	—
Late year ordinary income losses	(1,202,959)
Net unrealized appreciation	826,671
Total accumulated losses	$(128,331)

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Emerging Markets Fund
Undistributed ordinary income	—
Undistributed long-term gains	—
Net accumulated earnings	—
Capital loss carryforwards	(5,105,361)
Net unrealized appreciation	3,966,228
Total accumulated losses	$(1,139,133)

At October 31, 2016, the Alger Emerging Markets Fund, for federal income tax purposes, had capital loss carryforwards as set forth in the table below. These amounts may be applied against future net realized gains.

	Alger Mid Cap	Alger Emerging
Expiration Dates	Focus Fund	Markets Fund
POST ACT	$113,611	$5,105,361
Total	113,611	5,105,361

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after October 31, 2011 will not be subject to expiration. In addition, losses incurred after October 31, 2011 must be utilized prior to the utilization of capital loss carryforwards above.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales,
U.S. Internal Revenue Code Section 988 currency transactions, nondeductible expenses on dividends sold short, the tax treatment of partnerships investments, the realization of unrealized appreciation of passive foreign investment companies, and return of capital from real estate investment trust investments.

Permanent differences, primarily from net operating losses and real estate investment trusts and partnership investments sold by the Funds, resulted in the following reclassifications among each Fund’s components of net assets at October 31, 2016:

Alger Spectra Fund
Accumulated undistributed net investment income (accumulated loss)	$15,159,550
Accumulated net realized gain (accumulated realized loss)	$6,502,307
Paid-in Capital	$(21,661,857)

Alger Green Fund
Accumulated undistributed net investment income (accumulated loss)	$(32,644)
Accumulated net realized gain (accumulated realized loss)	$66,420
Paid-in Capital	$(33,776)

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Mid Cap Focus Fund
Accumulated undistributed net investment income (accumulated loss)	$73,578
Accumulated net realized gain (accumulated realized loss)	$14,057
Paid-in Capital	$(87,635)

Alger Dynamic Opportunities Fund
Accumulated undistributed net investment income (accumulated loss)	$1,398,644
Accumulated net realized gain (accumulated realized loss)	$117,150
Paid-in Capital	$(1,515,794)

Alger Emerging Markets Fund
Accumulated undistributed net investment income (accumulated loss)	$86,624
Accumulated net realized gain (accumulated realized loss)	$(79,607)
Paid-in Capital	$(7,017)

NOTE 8 — Fair Value Measurements
The following is a summary of the inputs used as of October 31, 2016 in valuing the Funds’
investments carried at fair value on a recurring basis. Based upon the nature, characteristics, and risks associated with their investments, the Funds have determined that presenting them by security type and sector is appropriate.

Alger Spectra Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$864,252,862	$864,252,862	—	—*
Consumer Staples	374,555,789	374,555,789	—	—
Energy	93,597,850	93,597,850	—	—
Financials	82,706,322	82,706,322	—	—
Health Care	791,388,480	791,388,480	—	—
Industrials	397,534,132	397,534,132	—	—
Information Technology	2,241,545,127	2,238,880,693	—	2,664,434
Materials	99,977,794	99,977,794	—	—
Telecommunication Services	21,878,342	21,878,342	—	—
TOTAL COMMON STOCKS	$4,967,436,698	$4,964,772,264	—	$2,664,434
CORPORATE BONDS
Consumer Discretionary	838,287	—	—	838,287
MASTER LIMITED PARTNERSHIP
Financials	40,538,488	40,538,488	—	—
PREFERRED STOCKS
Consumer Discretionary	2,221,727	—	—	2,221,727	*
Health Care	21,524,015	—	—	21,524,015
Information Technology	12,282,075	—	—	12,282,075
TOTAL PREFERRED STOCKS	$36,027,817	—	—	$36,027,817

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Spectra Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
REAL ESTATE INVESTMENT TRUST
Financials	29,574,724	29,574,724	—	—
Real Estate	45,124,216	45,124,216	—	—
TOTAL REAL ESTATE
INVESTMENT TRUST	$74,698,940	$74,698,940	—	—
SPECIAL PURPOSE VEHICLE
Financials	2,821,272	—	—	2,821,272
WARRANTS
Consumer Discretionary	821,521	—	—	821,521
TOTAL INVESTMENTS IN
SECURITIES	$5,123,183,023	$5,080,009,692	—	$43,173,331
SECURITIES SOLD SHORT
COMMON STOCKS
Consumer Discretionary	47,689,763	47,689,763	—	—
Energy	32,845,161	32,845,161	—	—
Financials	5,787,257	5,787,257	—	—
Health Care	18,608,803	18,608,803	—	—
Industrials	25,536,045	25,536,045	—	—
Information Technology	22,651,068	22,651,068	—	—
TOTAL COMMON STOCKS	$153,118,097	$153,118,097	—	—

*Alger Spectra Fund’s shares of Choicestream Inc. common and preferred stock are classified as a Level 3 investment and are fair valued at zero as of October 31, 2016.

Alger Green Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$15,316,155	$15,316,155	—	—**
Consumer Staples	3,941,656	3,941,656	—	—
Financials	1,404,503	1,404,503	—	—
Health Care	6,528,957	6,528,957	—	—
Industrials	11,313,249	11,313,249	—	—
Information Technology	21,907,908	21,907,908	—	—
Materials	772,440	772,440	—	—
Telecommunication Services	1,006,012	1,006,012	—	—
Utilities	965,592	965,592	—	—
TOTAL COMMON STOCKS	$63,156,472	$63,156,472	—	—
CORPORATE BONDS
Consumer Discretionary	10,518	—	—	10,518
PREFERRED STOCKS
Consumer Discretionary	41,193	—	—	41,193	**
WARRANTS
Consumer Discretionary	10,308	—	—	10,308
TOTAL INVESTMENTS IN
SECURITIES	$63,218,491	$63,156,472	—	$62,019

**Alger Green Fund’s shares of Choicestream Inc. common and preferred stock are classified as a Level 3 investment and are fair valued at zero as of October 31, 2016.

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Mid Cap Focus Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$1,546,051	$1,546,051	—	—
Consumer Staples	233,686	233,686	—	—
Financials	121,663	121,663	—	—
Health Care	1,359,392	1,359,392	—	—
Industrials	1,408,158	1,408,158	—	—
Information Technology	1,628,176	1,628,176	—	—
Materials	424,751	424,751	—	—
TOTAL COMMON STOCKS	$6,721,877	$6,721,877	—	—
MASTER LIMITED PARTNERSHIP
Financials	102,948	102,948	—	—
REAL ESTATE INVESTMENT TRUST
Financials	177,969	177,969	—	—
Real Estate	268,329	268,329	—	—
TOTAL REAL ESTATE
INVESTMENT TRUST	$446,298	$446,298	—	—
TOTAL INVESTMENTS IN
SECURITIES	$7,271,123	$7,271,123	—	—

Alger Dynamic Opportunities Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$9,595,107	$9,595,107	—	—
Consumer Staples	4,139,848	4,139,848	—	—
Energy	972,810	972,810	—	—
Financials	3,355,573	3,355,573	—	—
Health Care	12,413,525	12,413,525	—	—
Industrials	2,505,539	2,505,539	—	—
Information Technology	24,211,127	23,798,439	362,152	50,536
TOTAL COMMON STOCKS	$57,193,529	$56,780,841	$362,152	$50,536
MASTER LIMITED PARTNERSHIP
Financials	1,031,461	1,031,461	—	—
PREFERRED STOCKS
Health Care	473,290	—	—	473,290
Information Technology	232,950	—	—	232,950
TOTAL PREFERRED STOCKS	$706,240	—	—	$706,240
PURCHASED OPTIONS
Information Technology	13,601	13,601	—	—
Market Indices	62,000	62,000	—	—
TOTAL PURCHASED OPTIONS	$75,601	$75,601	—	—
REAL ESTATE INVESTMENT TRUST
Financials	483,834	483,834	—	—
Real Estate	2,869,209	2,869,209	—	—
TOTAL REAL ESTATE
INVESTMENT TRUST	$3,353,043	$3,353,043	—	—

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Dynamic Opportunities Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
RIGHTS
Health Care	—	—	—	—***
SPECIAL PURPOSE VEHICLE
Financials	165,437	—	—	165,437
U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED)
Financials	29,996,464	—	29,996,464	—
TOTAL INVESTMENTS IN
SECURITIES	$92,521,775	$61,240,946	$30,358,616	$922,213
SECURITIES SOLD SHORT
COMMON STOCKS
Consumer Discretionary	4,037,396	4,037,396	—	—
Consumer Staples	187,138	187,138	—	—
Energy	731,880	731,880	—	—
Financials	1,916,762	1,916,762	—	—
Health Care	2,910,491	2,910,491	—	—
Industrials	1,655,460	1,655,460	—	—
Information Technology	4,421,503	4,421,503	—	—
Market Indices	1,083,235	1,083,235	—	—
Materials	260,454	260,454	—	—
Utilities	278,138	278,138	—	—
TOTAL COMMON STOCKS	$17,482,457	$17,482,457	—	—
REAL ESTATE INVESTMENT TRUST
Financials	687,349	687,349	—	—
TOTAL SECURITIES SOLD SHORT $	18,169,806	$18,169,806	—	—

***Alger Dynamic Opportunities Fund’s holdings of Adolor Corp.’s rights are classified as a Level 3 investment and fair valued at zero as of October 31, 2016.

Alger Emerging Markets Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$5,072,210	$1,024,101	$4,048,109	—
Consumer Staples	3,047,901	943,938	2,103,963	—
Energy	1,472,019	—	1,472,019	—
Financials	8,186,016	2,886,993	5,299,023	—
Health Care	2,589,922	343,057	2,246,865	—
Industrials	3,307,577	842,778	2,464,799	—
Information Technology	9,666,088	2,581,202	7,084,886	—
Materials	3,411,545	848,969	2,562,576	—
Telecommunication Services	1,243,115	281,579	961,536	—
Utilities	713,572	377,702	335,870	—
TOTAL COMMON STOCKS	$38,709,965	$10,130,319	$28,579,646	—
PREFERRED STOCKS
Energy	396,362	396,362	—	—
SPECIAL PURPOSE VEHICLE
Financials	44,932	—	—	44,932
TOTAL INVESTMENTS IN
SECURITIES	$39,151,259	$10,526,681	$28,579,646	$44,932

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Spectra Fund	Common Stocks
Opening balance at November 1, 2015	$3,209,511
Transfers into Level 3	–
Transfers out of Level 3	–
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	(545,077)
Purchases and sales	–
Purchases	–
Sales	–
Closing balance at October 31, 2016	2,664,434
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 10/31/2016	$(545,077)

Alger Spectra Fund	Corporate Bonds
Opening balance at November 1, 2015	$–
Transfers into Level 3	–
Transfers out of Level 3	–
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	837,451
Purchases and sales	–
Purchases	836
Sales	–
Closing balance at October 31, 2016	838,287
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 10/31/2016	$837,451

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Spectra Fund	Preferred Stocks
Opening balance at November 1, 2015	$36,227,853
Transfers into Level 3	–
Transfers out of Level 3	–
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	(200,036)
Purchases and sales	–
Purchases	–
Sales	–
Closing balance at October 31, 2016	36,027,817
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 10/31/2016	$(200,036)

Special Purpose
Alger Spectra Fund	Vehicle
Opening balance at November 1, 2015	$2,715,111
Transfers into Level 3	–
Transfers out of Level 3	–
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	106,161
Purchases and sales	–
Purchases	–
Sales	–
Closing balance at October 31, 2016	2,821,272
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 10/31/2016	$106,161

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Spectra Fund	Warrants
Opening balance at November 1, 2015	$–
Transfers into Level 3	–
Transfers out of Level 3	–
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	(15,927)
Purchases and sales	–
Purchases	837,448
Sales	–
Closing balance at October 31, 2016	821,521
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 10/31/2016	$(15,927)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Green Fund	Common Stocks
Opening balance at November 1, 2015	$1,520
Transfers into Level 3	–
Transfers out of Level 3	–
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	(1,520)
Purchases and sales	–
Purchases	–
Sales	–
Closing balance at October 31, 2016	–
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 10/31/2016	$(1,520)

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Green Fund	Corporate Bonds
Opening balance at November 1, 2015	$–
Transfers into Level 3	–
Transfers out of Level 3	–
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	10,507
Purchases and sales	–
Purchases	11
Sales	–
Closing balance at October 31, 2016	10,518
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 10/31/2016	$10,507

Alger Green Fund	Preferred Stocks
Opening balance at November 1, 2015	$42,434
Transfers into Level 3	–
Transfers out of Level 3	–
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	(1,241)
Purchases and sales	–
Purchases	–
Sales	–
Closing balance at October 31, 2016	41,193
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 10/31/2016	$(1,241)

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Green Fund	Warrants
Opening balance at November 1, 2015	$–
Transfers into Level 3	–
Transfers out of Level 3	–
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	(200)
Purchases and sales	–
Purchases	10,508
Sales	–
Closing balance at October 31, 2016	10,308
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 10/31/2016	$(200)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Dynamic Opportunities Fund	Common Stocks
Opening balance at November 1, 2015	$59,454
Transfers into Level 3	–
Transfers out of Level 3	–
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	(8,918)
Purchases and sales	–
Purchases	–
Sales	–
Closing balance at October 31, 2016	50,536
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 10/31/2016	$(8,918)

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Dynamic Opportunities Fund	Preferred Stocks
Opening balance at November 1, 2015	$892,192
Transfers into Level 3	–
Transfers out of Level 3	–
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	(185,952)
Purchases and sales	–
Purchases	–
Sales	–
Closing balance at October 31, 2016	706,240
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 10/31/2016	$(185,952)

Alger Dynamic Opportunities Fund	Rights
Opening balance at November 1, 2015	$ –*
Transfers into Level 3	–
Transfers out of Level 3	–
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	–
Purchases and sales	–
Purchases	–
Sales	–
Closing balance at October 31, 2016	–
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 10/31/2016	$ –*
*Alger Dynamic Opportunities Fund’s Level 3 rights are fair valued at zero at the beginning and ending of the period.

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Special Purpose
Alger Dynamic Opportunities Fund	Vehicle
Opening balance at November 1, 2015	$159,212
Transfers into Level 3	–
Transfers out of Level 3	–
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	6,225
Purchases and sales	–
Purchases	–
Sales	–
Closing balance at October 31, 2016	165,437
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 10/31/2016	$6,225

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Special Purpose
Alger Emerging Markets Fund	Vehicle
Opening balance at November 1, 2015	$43,241
Transfers into Level 3	–
Transfers out of Level 3	–
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	1,691
Purchases and sales	–
Purchases	–
Sales	–
Closing balance at October 31, 2016	44,932
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 10/31/2016	$1,691

The following table provides quantitative information about our Level 3 fair value measurements of our investments as of October 31, 2016. In addition to the techniques and inputs noted in the table below, according to our valuation policy we may also use other valuation techniques and methodologies when determining our fair value measurements.

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Continued)

The table below is not intended to be all-inclusive, but rather provides information on the
Level 3 inputs as they relate to our fair value measurements.

	Fair Value
	October 31,	Valuation	Unobservable		Weighted
	2016	Methodology	Input	Input/Range	Average Inputs
Alger Spectra Fund
Common Stocks	$-	Income	Discount Rate	40%	N/A
		Approach
Common Stocks	2,664,434	Income	Revenue Multiple	10x-18x	N/A
		Approach	Discount Rate	20%
			Scenario	10-50%
			Probability
			Time to Exit	1.3-3.3Years
Preferred Stocks	2,221,727	Income	Discount Rate	40%	N/A
		Approach
Preferred Stocks	11,764,528	Income	Discount Rate	35.5-39.5%	N/A
		Approach
Preferred Stocks	12,282,075	Income	Revenue Multiple	10x-18x	N/A
		Approach	Discount Rate	20%
			Scenario	10-50%
			Probability
			Time to Exit	1.3-3.3Years
Preferred Stocks	9,759,487	Market Approach	Scenario	80 to 100%	N/A
			Probability
			Time to Exit	1.0-2.5Years
			Volatility	67.8%
Warrants	821,521	Income	Discount Rate	40%	N/A
		Approach
Corporate Bonds	838,287	Income	Discount Rate	40%	N/A
		Approach
Special Purpose Vehicle	2,821,272	Market Approach	Revenue Multiple	2.6x-3.1x	N/A

Alger Green Fund
Common Stocks	$-	Income	Discount Rate	40%	N/A
		Approach
Preferred Stocks	41,193	Income	Discount Rate	40%	N/A
		Approach
Warrants	10,308	Income	Discount Rate	40%	N/A
		Approach
Corporate Bonds	10,518	Income	Discount Rate	40%	N/A
		Approach
Alger Dynamic Opportunities Fund
Common Stocks	$50,536	Income	Revenue Multiple	10x-18x	N/A
		Approach	Discount Rate	20%
			Scenario	10-50%
			Probability
			Time to Exit	1.3-3.3Years
Preferred Stocks	232,950	Income	Revenue Multiple	10x-18x	N/A
		Approach	Discount Rate	20%
			Scenario	10-50%
			Probability

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Continued)

			Time to Exit	1.3-3.3 Years
Preferred Stocks	304,223	Income	Discount Rate	20.5-39.5%	30.08%
		Approach

Preferred Stocks	169,067	Market Approach	Scenario	80 to 100%	N/A
			Probability
			Time to Exit	1.0-2.5 Years
			Volatility	67.8%
Rights	-	Income	Probability of	0%
		Approach	Success
Special Purpose Vehicle	165,437	Market Approach	Revenue Multiple	2.6x-3.1x	N/A

Alger Emerging Markets Fund
Special Purpose Vehicle	44,932	Market Approach	Revenue Multiple	2.6x-3.1x	N/A

The significant unobservable inputs used in the fair value measurement of the Fund’s securities are revenue and EBITDA multiples, discount rates, and the probabilities of success of certain outcomes. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurements than those noted in the table above.

On October 31, 2016, there were no transfers of securities between Level 1 and Level 2.

Certain of the Funds’ assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of October 31, 2016, such assets are categorized within the ASC 820 disclosure hierarchy as follows:

	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
Cash, Foreign cash and Cash equivalents:
Alger Spectra Fund	$152,679,641	$85,511,422	$67,168,219	—
Alger Green Fund	2,149,409	—	2,149,409	—
Alger Mid Cap Focus Fund	734,722	—	734,722	—
Alger Dynamic Opportunities Fund	8,304,197	6,702,362	1,601,835	—
Alger Emerging Markets Fund	1,612,528	499,398	1,113,130	—

NOTE 9 — Derivatives:
Financial Accounting Standards Board Accounting Standards Codification 815 – Derivatives
and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Options—The Funds seek to capture the majority of the returns associated with equity market investments. To meet this investment goal, the Funds invest in a broadly diversified portfolio of common stocks, while also buying and selling call and put options on equities and equity indices. The Funds purchase call options to increase their exposure to the stock

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Continued)

market and also provide diversification of risk. The Funds purchase put options in order to protect from significant market declines that may occur over a short period of time. The
Funds will write covered call and cash secured put options to generate cash flows while reducing the volatility of the Funds’ portfolios. The cash flows may be an important source of the Funds’ returns, although written call options may reduce the Funds’ ability to profit from increases in the value of the underlying security or equity portfolio. The value of a call option generally increases as the price of the underlying stock increases and decreases as the stock decreases in price. Conversely, the value of a put option generally increases as the price of the underlying stock decreases and decreases as the stock increases in price.
The combination of the diversified stock portfolio and the purchase and sale of options is intended to provide the Funds with the majority of the returns associated with equity market investments but with reduced volatility and returns that are augmented with the cash flows from the sale of options. During the year ended October 31, 2016, options were used in accordance with these objectives.

The Funds’ option contracts were not subject to any rights of offset with any counterparty.
All of the Funds’ options were exchange traded which utilize a clearing house that acts as an intermediary between buyer and seller, receiving initial and maintenance margin from both, and guaranteeing performance of the option contract.

	ASSET DERIVATIVES 2016		LIABILITY DERIVATIVES 2016
Alger Dynamic Opportunities Fund
Derivatives not accounted	Balance Sheet		Balance Sheet
for as hedging instruments	Location	Fair Value	Location	Fair Value
	Investments in		-	$ –
Purchased Put Options	Securities, at value	$62,000
	Investments in		-	–
Purchased Call Options	Securities, at value	13,601
Total		$75,601		$ -

For the year ended October 31, 2016, Alger Dynamic Opportunities Fund had option purchases of $513,731 and option sales of $201,991. The effect of derivative instruments on the accompanying Statement of Operations for the year ended October 31, 2016, is as follows:

NET REALIZED LOSS ON INVESTMENTS AND OPTIONS
Alger Dynamic Opportunities Fund
Derivatives not accounted for as hedging instruments	Options
Purchased Options	$(160,265)
Total	$(160,265)

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Continued)

NET CHANGE IN UNREALIZED DEPRECIATION ON INVESTMENTS, OPTIONS
Alger Dynamic Opportunities Fund
Derivatives not accounted for as hedging instruments	Options
Purchased Options	$(75,874)
Written Options	—
Total	$(75,874)

NOTE 10 — Principal Risks:
As of October 31, 2016, the Funds invested a significant portion of their assets in securities in the financials and information technology sectors. Changes in economic conditions affecting such sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy;
overall market changes; local, regional or global political, social or economic instability; and
currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The
Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by its value recorded in the Statement of Assets and Liabilities, less any collateral held by the Funds.

The Funds invest in companies that are not yet available in the public markets and that are accessible only through private equity investments. The Funds may also invest in venture capital or private equity funds, direct private equity investments and other investments that may have limited liquidity. There may be no trading market for these securities, and their sale or transfer be limited or prohibited by contract or legal requirements, or may be dependent on an exit strategy, such as an initial public offering or the sale of a business, which may not occur, or may be dependent on managerial assistance provided by other investors and their willingness to provide additional financial support. The securities may be able to be liquidated, if at all, at disadvantageous prices. As a result, the Funds may be required to hold these positions for several years, if not longer, regardless of adverse price movements. Such positions may cause the Funds to be less liquid than would otherwise be the case.

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 11 — Affiliated Securities:
The issuers of the securities listed below are deemed to be affiliates of the Funds because the Funds or their affiliates owned 5% or more of the issuer’s voting securities during all or part of the year ended October 31, 2016. Purchase and sale transactions and dividend income earned during the period were as follows:

	Shares/			Shares/Par
	Par at			at		Realized	Value at
	October	Purchases/	Sales/	October		Gain	October 31,
Security	31, 2015	Conversion	Conversion	31, 2016	Interest Income	(Loss)	2016
Alger Spectra Fund
Common Stocks
Choicestream, Inc.*	178,292	–	–	178,292	–	–	$0
Preferred Stocks
Choicestream,
Inc.Series A and B*	5,303,067	–	–	5,303,067	–	–	2,221,727
Prosetta Biosciences,
Inc., Series D*	2,912,012	—	–	2,912,012	–	–	11,764,528
Corporate Bonds
Choicestream, Inc.,
11.0%, 8/05/18	–	838,287	–	838,287	7,579	–	838,287
Warrants
Choicestream, Inc.,
6/22/26*	–	838,287	–	838,287	–	–	821,521
Alger Green Fund
Common Stocks
Choicestream, Inc.*	3,619	–	–	3,619	–	–	0
Preferred Stocks
Choicestream, Inc.
Series A and B*	101,034	–	–	101,034	–	–	41,193
Corporate Bonds
Choicestream, Inc.,
11.0%, 8/05/18	–	10,518,	–	10,518	95	–	10,518
Warrants
Choicestream, Inc.,
6/22/26*	–	10,518	–	10,518	–	–	10,308
Alger Dynamic
Opportunities Fund
Preferred Stocks
Prosetta Biosciences,
Inc., Series D*	41,418	—	–	41,418	–	–	167,328
Tolero
Pharmaceuticals, Inc.
Series A and B*	106,120	–	–	106,120	–	–	136,895

* Non-income producing security.

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 12 — Subsequent Events:
Management of each Fund has evaluated events that have occurred subsequent to October
31, 2016 through the issuance date of the Financial Statements. No such events have been identified which require recognition and disclosure other than the Board of Trustees of The
Alger Fund’s II approval of changes with respect to Alger Green Fund (the “Fund”) that are anticipated to become effective on or about December 30, 2016. The Fund’s principal investment strategy will expand from focusing exclusively on environmental sustainability criteria to considering social and governance criteria as well. In addition, the Fund’s name will change from Alger Green Fund to Alger Responsible Investing Fund. The Fund’s
investment objective to seek long-term capital appreciation will not change.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Alger Funds II and the Shareholders of the Alger Spectra
Fund, Alger Green Fund, Alger Mid Cap Focus Fund (formerly Alger Analyst Fund), Alger
Dynamic Opportunities Fund, and Alger Emerging Markets Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Alger Funds II, comprised of the Alger Spectra Fund,
Alger Green Fund, Alger Mid Cap Focus Fund (formerly Alger Analyst Fund), Alger
Dynamic Opportunities Fund, and Alger Emerging Markets Fund (the “Funds”) as of
October 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.
Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting
The Alger Funds II as of October 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
December 29, 2016

THE ALGER FUNDS II
ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example
As a shareholder of a Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting May 1, 2016 and ending October 31, 2016.

Actual Expenses
The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid during the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

THE ALGER FUNDS II
ADDITIONAL INFORMATION (Unaudited) (Continued)

						Annualized
				Expenses		Expense Ratio
				Paid During		For the
		Beginning	Ending	the Six Months		Six Months
		Account	Account	Ended		Ended
		Value	Value	October 31,		October 31,
		May 1, 2016	October 31, 2016	2016	(a)	2016 (b)
Alger Spectra Fund
Class A	Actual	$1,000.00	$1,045.12	$6.73		1.31%
	Hypothetical(c)	1,000.00	1,018.55	6.65		1.31
Class C	Actual	1,000.00	1,041.53	10.62		2.07
	Hypothetical(c)	1,000.00	1,014.73	10.48		2.07
Class I	Actual	1,000.00	1,045.34	6.63		1.29
	Hypothetical(c)	1,000.00	1,018.65	6.55		1.29
Class Z	Actual	1,000.00	1,046.84	5.09		0.99
	Hypothetical(c)	1,000.00	1,020.16	5.03		0.99

Alger Green Fund
Class A	Actual	$1,000.00	$1,025.81	$6.67		1.31%
	Hypothetical(c)	1,000.00	1,018.55	6.65		1.31
Class C	Actual	1,000.00	1,021.48	10.62		2.09
	Hypothetical(c)	1,000.00	1,014.63	10.58		2.09
Class I	Actual	1,000.00	1,025.84	6.52		1.28
	Hypothetical(c)	1,000.00	1,018.70	6.50		1.28
Class Z	Actual	1,000.00	993.48	5.11		0.99
	Hypothetical(c)	1,000.00	1,020.01	5.18		0.99

Alger Mid Cap Focus Fund
Class A	Actual	$1,000.00	$962.10	$6.36		1.29%
	Hypothetical(c)	1,000.00	1,018.65	6.55		1.29
Class C	Actual	1,000.00	958.87	9.65		1.95
	Hypothetical(c)	1,000.00	1,015.28	9.93		1.95
Class I	Actual	1,000.00	961.97	6.41		1.30
	Hypothetical(c)	1,000.00	1,018.60	6.60		1.30
Class Z	Actual	1,000.00	989.33	5.65		0.99
	Hypothetical(c)	1,000.00	1,019.46	5.74		0.99

Alger Dynamic Opportunities Fund
Class A	Actual	$1,000.00	$1,000.00	$12.02		2.38%
	Hypothetical(c)	1,000.00	1,013.12	12.09		2.38
Class C	Actual	1,000.00	995.50	15.75		3.14
	Hypothetical(c)	1,000.00	1,009.35	15.86		3.14
Class Z	Actual	1,000.00	1,001.69	10.42		2.07
	Hypothetical(c)	1,000.00	1,014.73	10.48		2.07

THE ALGER FUNDS II
ADDITIONAL INFORMATION (Unaudited) (Continued)

						Annualized
				Expenses		Expense Ratio
				Paid During		For the
		Beginning	Ending	the Six Months		Six Months
		Account	Account	Ended		Ended
		Value	Value	October 31,		October 31,
		May 1, 2016	October 31, 2016	2016	(a)	2016	(b)
Alger Emerging Markets Fund
Class A	Actual	$1,000.00	$1,097.83	$8.54		1.60%
	Hypothetical(c)	1,000.00	1,016.99	8.21		1.60
Class C	Actual	1,000.00	1,093.63	12.37		2.35
	Hypothetical(c)	1,000.00	1,013.32	11.89		2.35
Class I	Actual	1,000.00	1,098.42	8.44		1.60
	Hypothetical(c)	1,000.00	1,017.09	8.11		1.60
Class Y	Actual	1,000.00	1,141.06	5.76		1.05
	Hypothetical(c)	1,000.00	1,019.76	5.43		1.05
Class Y-2	Actual	1,000.00	1,141.06	5.44		0.99
	Hypothetical(c)	1,000.00	1,020.06	5.13		0.99
Class Z	Actual	1,000.00	1,098.79	6.70		1.25
	Hypothetical(c)	1,000.00	1,018.75	6.44		1.25

(a) Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiple by 184/366 (to reflect the one-half year period).
(b) Annualized.
(c) 5% annual return before expenses.

THE ALGER FUNDS II
ADDITIONAL INFORMATION (Unaudited) (Continued)

Tax Information
For the year ended October 31, 2016, certain dividends paid by the Funds may be subject to a maximum rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation
Act of 2003. Of the distributions paid during the fiscal year, 100% of the Alger Emerging
Markets Fund’s dividend may be considered qualified dividend income.

Shareholders should not use the above information to prepare their tax returns. Since the
Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2016. Such notification, which will reflect the amount to be used by tax payers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2017. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

Trustees and Officers of the Trust
Information about the trustees and officers of the Trust is set forth below. In the table the term “Alger Fund Complex” refers to the Trust, The Alger Portfolios, The Alger Institutional
Funds, Alger Global Growth Fund and The Alger Funds, each of which is a registered investment company managed by Fred Alger Management, Inc. (“Alger Management”).
Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected; each officer’s term of office is one year. Unless otherwise noted, the address of each person named below is 360 Park Avenue South, New York, NY
10010.

THE ALGER FUNDS II
ADDITIONAL INFORMATION (Unaudited) (Continued)

			Number
			of Funds
			in the
			Alger Fund
		Trustee	Complex
		and/or	which are
Name, Age, Position with the		Officer	Overseen
Trust	Principal Occupations	Since	by Trustee
INTERESTED TRUSTEE

Hilary M. Alger (55)	Director of Development, Pennsylvania Ballet	2003	25
	2004-2013; Associate Director of Development,
	College of Arts and Sciences and Graduate School,
	University of Virginia 1999-2003.
NON-INTERESTED TRUSTEE

Charles F. Baird, Jr. (63)	Managing Partner of North Castle Partners, a	2000	25
	private equity securities group; Chairman of
	Elizabeth Arden Red Door Spas and Barry’s
	Bootcamp, former Chairman of Cascade Helmets,
	gloProfessional (makeup and skincare business),
	Contigo (manufacturer of mugs and water bottles),
	and International Fitness.
Roger P. Cheever (71)	Associate Vice President for Principal Gifts, and	2000	25
	Senior Associate Dean for Development in the
	Faculty of Arts and Sciences at Harvard University;
	Formerly Deputy Director of the Harvard College
	Fund.
Stephen E. O'Neil (83)	Attorney. Private Investor since 1981. Formerly of	1986	25
	Counsel to the law firm of Kohler & Barnes.
David Rosenberg (54)	Associate Professor of Law since January 2006	2007	25
	(Assistant Professor 2000-2005), Zicklin School of
	Business, Baruch College, City University of New
	York.
Nathan E. Saint-Amand	Medical doctor in private practice; Member of the	1986	25
M.D. (78)	Board of the Manhattan Institute (non-profit policy
	research) since 1988; Formerly Co-Chairman, Special
	Projects Committee, Memorial Sloan Kettering.

Ms. Alger is an “interested person” (as defined in the Investment Company Act) of the
Trust because of her affiliations with Alger Management. No Trustee is a director of any public company except as indicated under “Principal Occupations”.

THE ALGER FUNDS II
ADDITIONAL INFORMATION (Unaudited) (Continued)

				Number
				of Funds
				in the
				Alger Fund
			Trustee	Complex
			and/or	which are
Name, Age, Position with the			Officer	Overseen
Trust	Principal Occupations		Since	by Trustee
OFFICERS

Hal Liebes (52)	Executive Vice President, Chief Operating Officer,		2005	N/A
President	Chief Legal Officer and Secretary of Alger
	Management and Alger Inc.; Director since 2006 of
	Alger Management, Alger Inc. and Resources.
Lisa A. Moss (51)	Senior Vice President since 2009, and Vice		2006	N/A
Secretary	President and Assistant General Counsel of Alger
	Management since June 2006.
Michael D. Martins (51)	Senior Vice President of Alger Management;		2005	N/A
Treasurer	Assistant Treasurer since 2004.
Anthony S. Caputo (61)	Employed by Alger Management since 1986,		2007	N/A
Assistant Treasurer	currently serving as Vice President.
Sergio M. Pavone (55)	Employed by Alger Management since 2002,		2007	N/A
Assistant Treasurer	currently serving as Vice President.
Patrick J. Murphy (46)	Senior Vice President of Alger Management since		2014	N/A
Chief Compliance Officer	2014	.
Christopher E. Ullman (31)	Associate Counsel of Alger Management since		2016	N/A
Assistant Secretary	2016. Formerly, Associate, Legal and Compliance,
	BlackRock from 2015 to 2016; Compliance
	Associate, Bridgewater Associates, from 2013 to
	2014; and full-time student from 2010 to 2013.

The Statement of Additional Information contains additional information about the Funds’
Trustees and is available without charge upon request by calling (800) 992-3863.

THE ALGER FUNDS II
ADDITIONAL INFORMATION (Unaudited) (Continued)

Investment Management Agreement Renewal
At an in-person meeting held on September 27, 2016, the Trustees, including the Independent
Trustees, unanimously approved renewal of the Investment Advisory Agreement (the
“Agreement”) between the Trust and Fred Alger Management, Inc. (“Alger Management”).
The Independent Trustees were assisted in their review by independent legal counsel and met with such counsel in executive session separate from representatives of Alger Management.

In evaluating the Agreement, the Trustees drew on materials that they had requested and which were provided to them in advance of the meeting by Alger Management and by counsel. The materials covered, among other matters, (i) the nature, extent and quality of the services provided by Alger Management under the Agreement, (ii) the investment performance of each of the Trust’s portfolios (each a “Fund”), (iii) the costs to Alger
Management of its services and the profits realized by Alger Management and Fred Alger
& Company, Incorporated (“Alger Inc.”), from their relationship with the Trust, and (iv)
the extent to which economies of scale would be realized if and as the Funds grow and whether the fee levels in the Agreement reflect such economies of scale. These materials included a presentation and analysis of the Funds and Alger Management’s services by
FUSE Research Network LLC (“FUSE”), an independent consulting firm selected by the
Trust’s Chief Compliance Officer and having no other material relationship with Alger
Management or its affiliates.

In deciding whether to approve renewal of the Agreement, the Trustees considered various factors, including those enumerated above. They also considered other direct and indirect benefits to Alger Management and its affiliates from their relationship with the Trust.

Nature, Extent and Quality of Services. In considering the nature, extent and quality of the services provided by Alger Management pursuant to the Agreement, the Trustees relied on their prior experience as Trustees of the Trust, their familiarity with the personnel and resources of Alger Management and its affiliates (derived in part from quarterly meetings with and presentations by Fund investment management and distribution personnel), and the materials provided at the meeting. They noted that under the Agreement, Alger Management is responsible for managing the investment operations of the Funds. The Trustees reviewed the background and experience of Alger Management's senior investment management personnel, including the individuals currently responsible for the investment operations of the Funds. They also considered the resources and practices of Alger Management in managing each Fund's portfolio, as well as Alger Management's overall investment management business. They noted especially Alger Management's established expertise in managing portfolios of "growth" stocks and that, according to an analysis provided by
FUSE, the characteristics of each Fund had been consistent with those of a growth-oriented fund. They further noted that Alger Management’s investment management team includes several individuals with successful backgrounds in emerging markets, a sector in which the
Emerging Markets Fund is active. They also noted that during the year Alger Management had continued its ongoing efforts to strengthen its investment management team through strategic hires, realignment of portfolio management responsibilities, and similar measures.
The Trustees concluded that Alger Management's experience, resources and strength in the

THE ALGER FUNDS II
ADDITIONAL INFORMATION (Unaudited) (Continued)

areas of importance to the Funds are considerable. The Trustees considered the level and depth of Alger Management's ability to execute portfolio transactions to effect investment decisions, including those through Alger Inc. They also noted that certain administrative, compliance, reporting and accounting services necessary for the conduct of the Trust's affairs are provided separately under a Fund Administration Agreement and a Shareholder
Administrative Services Agreement with Alger Management. The Trustees also considered the control and compliance environment at Alger Management and within the Trust.

Investment Performance of the Funds. Drawing upon information provided at the meeting by Alger Management as well as FUSE and upon reports provided to the Trustees by Alger Management throughout the preceding year, the Trustees reviewed each Fund’s returns for the year-to-date (at 6/30/16), second-quarter of 2016, 1-, 3- and 5-year and longer periods to the extent available (and its year-by-year returns), together with supplemental performance data through 8/31/16, and compared them with benchmark and peer-group data for the same periods. They noted that Spectra Fund, the Dynamic Opportunities Fund and the Green Fund fell short of their peer medians and benchmarks for all recent periods from quarter-end (at 6/30/16) through one year, with the Green Fund showing similar results for the longer 3- and 5-year periods and the Dynamic Opportunities Fund showing somewhat better performance against its peers, but not against its benchmark, for 3 and 5 years. Notwithstanding its unimpressive recent performance, Spectra Fund still maintained a high rating against its peers when calculated over the longer 3- and 5-year periods. The
Emerging Markets Fund showed an uneven record, performing just below its peer median and above its benchmark for the quarter ended 6/30/16, falling well below its peer median and benchmark for the year to date, but approaching or exceeding its peer medians, while matching or surpassing its benchmark, for the 1-, 3- and 5-year periods. The Mid Cap Focus
Fund (formerly the Analyst Fund), which had acquired a materially different investment approach at December 31, 2015, showed subpar performance against peers and benchmark for the 6/30/16 quarter and year to date, but the Trustees attached less importance to these results given the short time frame in which the Fund had been following its new investment approach.

Representatives of Alger Management discussed with the Trustees the recent performance of each Fund and the measures that the firm had instituted to improve the performance of Funds that had underperformed. Throughout, the Trustees were mindful of the point, alluded to in the discussion, that the current market in equity securities favors dividend-
paying equities rather than pure growth stocks, a trend directly contrary to the Alger investment approach and tending to depress the prices of growth stocks as compared with those of dividend stocks..On the basis of these discussions and their review, the Trustees determined that the performance of the Funds was acceptable.

Fund Fees and Expense Ratios; Profitability to Alger Management and its Affiliates.
The Trustees reviewed each Fund's management fee and expense ratio and compared them with those of a group of comparable funds. In order to assist the Trustees in this comparison, FUSE had provided the Trustees with comparative information with respect to

THE ALGER FUNDS II
ADDITIONAL INFORMATION (Unaudited) (Continued)

the advisory fees and expense ratios of relevantly similar funds. That information indicated
that the advisory fees for all of the Funds other than Spectra Fund were below the median for their peers while that of Spectra Fund exceeded its median by only eight percentage points. Of the 19 expense ratios for the Funds’ various share classes, 15 were below or just above their peer medians; of the remaining four, only one share class placed in the top quartile of the applicable reference group, and it – the Class C Shares of the Green Fund -
was for a very small class, with assets of $5.7 million at 6/30/16 , which therefore suffered in comparison with its peers.. The Trustees determined that this information should be taken into account in weighing the size of the fee against the nature, extent and quality of the services provided.

The Trustees also considered fees paid to Alger Management by four other types of clients, specifically mutual funds for which Alger Management was sub-adviser, separately managed institutional accounts, “wrap programs,” and collective investment trusts. The
Trustees determined that in all four cases the fees were of doubtful relevance for purposes of comparison with those of the Funds because of the differences in services provided by Alger Management to those types of clients as opposed to the Funds, but that to the extent that meaningful comparison was practicable, the differences in services adequately explained the differences in the fees. The Trustees then considered the profitability of the Investment Advisory Agreement to Alger Management and its affiliates, and the methodology used by Alger Management in determining such profitability. The Trustees reviewed previously-provided data on each Fund's profitability to Alger Management and its affiliates for the year ended June 30, 2016. After discussing with representatives of Alger
Management and FUSE the expense-allocation practices, which FUSE reported to be consistent with accepted industry practice, used in computing the costs that formed the bases of the profitability calculations, the Trustees turned to the profitability data provided.
After analysis and discussion, they concluded in each case that, to the extent that Alger
Management’s and its affiliates’ relationships with the Fund had been profitable, the profit margin was not unacceptable.

Economies of Scale. On the basis of their discussions with management and their analysis of information provided at the meeting, the Trustees determined that the nature of the Funds and their operations is such that Alger Management is likely to realize economies of scale in the management of each Fund at some point as (and if) it grows in size. In that connection, they noted that the advisory fee schedules in the Agreement include fee reductions for each Fund (other than the Alger Emerging Markets Fund) at specified Fund asset levels (“breakpoints”), including additional breakpoints added for Spectra Fund at
June 1, 2016; these have the effect of lowering a Fund’s overall management fee as the Fund grows past a breakpoint, thus sharing with the Fund’s shareholders economies of scale achieved by Alger Management in managing the growing Fund. (The Emerging Markets
Fund, with assets at 6/30/16 of less than $37 million and for which Alger Management was waiving some of its management fees, continued to be deemed too small realistically to merit the institution of fee breakpoints.)

THE ALGER FUNDS II
ADDITIONAL INFORMATION (Unaudited) (Continued)

Other Benefits to Alger Management. The Trustees considered whether Alger
Management benefits in other ways from its relationship with the Trust. They noted that
Alger Management maintains soft-dollar arrangements in connection with the Funds'
brokerage transactions, reports on which are regularly supplied to the Trustees at their quarterly meetings and summaries of which, listing soft-dollar commissions by Fund for the twelve months through June 30, 2016, had been included in the materials supplied prior to the meeting. The Trustees also noted that Alger Management receives fees from the Funds under the Fund Administration Agreement and the Shareholder Administrative Services
Agreement, and that Alger Inc. provides a considerable portion of the Funds' equity brokerage and receives shareholder servicing fees from the Funds as well. The Trustees had been provided with information regarding, and had considered, the administration fee, shareholder administrative services fee, brokerage and shareholder servicing fee benefits in connection with their review of the profitability to Alger Management and its affiliates of their relationships with the Funds. As to other benefits received, the Trustees decided that none were so significant as to render Alger Management's fees excessive.

Conclusions and Determinations. At the conclusion of these discussions, each of the
Independent Trustees expressed the opinion that he had been furnished with sufficient information to make an informed business decision with respect to renewal of the
Investment Advisory Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations in respect of each
Fund:

• The Board concluded that the nature, extent and quality of the services provided to the Fund by Alger Management are adequate and appropriate.
• The Board determined that the Fund’s performance was acceptable.
• The Board concluded that the advisory fee paid to Alger Management by the
Fund was reasonable in light of comparative performance and expense and advi-
sory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by Alger Management and its affiliates from the relationship with the Fund. The Trustees noted in the case of certain Funds that
Alger Management had undertaken to cap Fund expenses through expense re-
imbursements and fee waivers, thus in effect lowering the fees it actually received from the Fund.
• With respect to each Fund other than the small Alger Emerging Markets Fund, the Board accepted Alger Management’s acknowledgement that economies of scale were likely to be achieved in the management of the Fund as (and if) it grew in size and determined that the fee breakpoints in the Agreement provided a means by which Alger Management would share the benefits of such economies with Fund shareholders.
The Board considered these conclusions and determinations and, without any one factor being dispositive, determined with respect to each Fund that renewal of the Investment
Advisory Agreement was in the best interests of the Fund and its shareholders

THE ALGER FUNDS II
ADDITIONAL INFORMATION (Unaudited) (Continued)

Privacy Policy
U.S. Consumer Privacy Notice Rev. 12/20/16

FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us.
This information can include:
• Social Security number and
• Account balances and
• Transaction history and
• Purchase history and
• Assets
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share personal information to run their everyday business.
In the section below, we list the reasons financial companies can share personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal	Does	Can you limit
information	Alger share?	this sharing?
For our everyday business purposes —	Yes	No
such as to process your transactions, maintain
your account(s), respond to court orders and
legal investigations, or report to credit bureaus
For our marketing purposes —to offer our	Yes	No
products and services to you
For joint marketing with other financial	No	We don’t share
companies
For our affiliates’ everyday business	Yes	No
purposes — information about your
transactions and experiences
For our affiliates’ everyday business	No	We don’t share
purposes — information about your
creditworthiness
For nonaffiliates to market to you	No	We don’t share
Question? Call 1-800-342-2186

THE ALGER FUNDS II
ADDITIONAL INFORMATION (Unaudited) (Continued)

Who we are

Who is providing this notice?	Alger includes Fred Alger Management, Inc. and Fred
Alger & Company, Incorporated as well as the following
funds: The Alger Funds, The Alger Funds II, The Alger
Institutional Funds, The Alger Portfolios, and Alger
Global Growth Fund.

What we do
How does Alger	To protect your personal information from unauthorized
protect my personal	access and use, we use security measures that comply
information?	with federal law. These measures include computer
safeguards and secured files and buildings.
How does Alger	We collect your personal information, for example,
collect my personal	when you:
information?	• Open an account or
• Make deposits or withdrawals from your account or
• Give us your contact information or
• Provide account information or
• Pay us by check.

Why can’t I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates’ everyday business purposes
information about your credit worthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you
additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control.
They can be financial and nonfinancial companies.
• Our affiliates include Fred Alger Management, Inc.
and Fred Alger & Company, Incorporated as well as
the following funds: The Alger Funds, The Alger
Funds II, The Alger Institutional Funds, The Alger
Portfolios, and Alger Global Growth Fund.
Nonaffiliates	Companies not related by common ownership or
control. They can be financial and nonfinancial
companies
Joint marketing	A formal agreement between nonaffiliated financial
companies that together market financial products or
services to you.
Other important information

THE ALGER FUNDS II
ADDITIONAL INFORMATION (Unaudited) (Continued)

Proxy Voting Policies
A description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June
30 are available, without charge, by calling (800) 992-3863 or online on the Funds’ website at www.alger.com or on the SEC’s website at www.sec.gov.

Fund Holdings
The Board of Trustees has adopted policies and procedures relating to disclosure of the
Funds’ portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Funds.

Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Funds’ shares and other parties which are not employed by the Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Funds) are acceptable.

The Funds make their full holdings available semi-annually in shareholder reports filed on
Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q.
These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Funds’
fiscal quarter. The Funds’ Forms N-Q are available online on the SEC’s website at www.
sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington,
D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

In addition, the Funds make publicly available their respective month-end top 10 holdings with a 15 day lag and their month-end full portfolios with a 60 day lag on their website www.
alger.com and through other marketing communications (including printed advertising/
sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Funds provide portfolio holdings information to service providers who provide necessary or beneficial services when such service providers need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Funds will communicate with these service providers to confirm that they understand the Funds’ policies and procedures regarding such disclosure. This agreement must be approved by the Funds’ Chief Compliance Officer, President or Secretary.

THE ALGER FUNDS II
ADDITIONAL INFORMATION (Unaudited) (Continued)

The Board of Trustees periodically reviews a report disclosing the third parties to whom each Fund’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.

In addition to material the Funds routinely provide to shareholders, the Manager may, upon request, make additional statistical information available regarding the Funds. Such information will include, but not be limited to, relative weightings and characteristics of a
Fund portfolios versus its peers or an index (such as P/E ratio, alpha, beta, capture ratio, standard deviation, EPS forecasts, Sharpe ratio, information ratio, R-squared, and market cap analysis), security specific impact on overall portfolio performance month-end top ten contributors to and detractors from performance, breakdown of High Unit Volume
Growth holdings vs. Positive Lifecycle Change holdings, portfolio turnover, and requests of a similar nature. Please contact the Funds at (800) 992-3863 to obtain such information.

THE ALGER FUNDS II

360 Park Avenue South
New York, NY 10010
(800) 992-3863
www.alger.com

Investment Manager

Fred Alger Management, Inc.
360 Park Avenue South
New York, NY 10010

Distributor

Fred Alger & Company, Incorporated
360 Park Avenue South
New York, NY 10010

Transfer Agent and Dividend Disbursing Agent

State Street Bank and Trust Company
c/o Boston Financial Data Services, Inc.
P.O. Box 8480
Boston, MA 02266-8480

Custodian

Brown Brothers Harriman & Company
50 Post Office Square
Boston, MA 02110

This report is submitted for the general information of the shareholders of The Alger
Funds II. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Trust, which contains information concerning the Trust’s investment policies, fees and expenses as well as other pertinent information.

ALGER

Inspired by Change, Driven by Growth.

PRINTED WITH SOY INK

Printed on recycled paper

AFIIAR

ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b) Not applicable.

(c) The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The Registrant has not granted a waiver or an implicit waiver from a provision of its
Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The Registrant's Code of Ethics is attached as an Exhibit hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant determined that Stephen E. O’Neil is an audit committee financial expert (within the meaning of that phrase specified in the instructions to Form N-CSR)
on the Registrant’s audit committee. Mr. O’Neil is an “independent” trustee – i.e., he is not an interested person of the Registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the
Registrant, other than in his capacity as Trustee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees:
October 31, 2016	$143,100
October 31, 2015	$140,000

b) Audit-Related Fees: NONE

c) Tax Fees for tax advice, tax compliance and tax planning:

October 31, 2016	$39,536
October 31, 2015	$23,500

d) All Other Fees:
October 31, 2016	$9,600
October 31, 2015	$10,100

Other fees include a review and consent for Registrants registration statement filing and a review of the semi-annual financial statements.

e) 1) Audit Committee Pre-Approval Policies And Procedures:

Audit and non-audit services provided by the Registrant’s independent registered public accounting firm (the “Auditors”) on behalf the Registrant must be pre-approved by the
Audit Committee. Non-audit services provided by the Auditors on behalf of the
Registrant’s Investment Adviser or any entity controlling, controlled by, or under common control with the Investment Adviser must be pre-approved by the Audit
Committee if such non-audit services directly relate to the operations or financial reporting of the Registrant.

2) All fees in item 4(b) through 4(d) above were approved by the Registrants’ Audit
Committee.

f) Not Applicable

g) Non-Audit Fees:

October 31, 2016	$219,975	, €93,631
October 31, 2015	$191,042	, €69,347

h) The audit committee of the board of trustees has considered whether the provision of the non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control, with the adviser that provides ongoing services to the registrant that were not approved pursuant to (c)(7)(ii) of Rule 2-01 of
Regulation S-X is compatible with maintaining the principle accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. INVESTMENTS.

Not applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT
INVESTMENT COMPANIES.

Not applicable

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY
AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal half-year that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Code of Ethics as Exhibit 99.CODE ETH

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(b) Certifications of principal executive officer and principal financial officer as required by rule
30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Funds II

By: /s/Hal Liebes

Hal Liebes

President

Date: December 21, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Hal Liebes

Hal Liebes

President

Date: December 21, 2016

By: /s/Michael D. Martins

Michael D. Martins

Treasurer

Date: December 21, 2016